Execution Copy [Harmonic] Credit Agreement #231730035 CREDIT AGREEMENT Dated as of December 21, 2023 among HARMONIC INC., as the Company, CERTAIN SUBSIDIARIES OF THE COMPANY, as Designated Borrowers, CERTAIN SUBSIDIARIES OF THE BORROWER PARTY HERETO, as the Guarantors, CITIBANK, N.A., as Administrative Agent, Swingline Lender and L/C Issuer, and THE LENDERS PARTY HERETO ************************************************ CITIBANK, N.A., JPMORGAN CHASE BANK, N.A. and WELLS FARGO SECURITIES, LLC as Joint Lead Arrangers, and CITIBANK, N.A., as Sole Bookrunner

[Harmonic] Credit Agreement #231730035 TABLE OF CONTENTS Page ARTICLE I DEFINITIONS AND ACCOUNTING TERMS ...................................................................... 1 1.01 Defined Terms ................................................................................................................... 1 1.02 Other Interpretive Provisions ........................................................................................ 40 1.03 Accounting Terms ........................................................................................................... 41 1.04 Rounding.......................................................................................................................... 42 1.05 Times of Day .................................................................................................................... 42 1.06 Letter of Credit Amounts. .............................................................................................. 42 1.07 Interest Rates ................................................................................................................... 43 1.08 UCC Terms ..................................................................................................................... 43 1.09 Limited Condition Acquisitions .................................................................................... 43 ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS .............................................................. 45 2.01 Loans ................................................................................................................................ 45 2.02 Borrowings, Conversions and Continuations of Loans ............................................... 45 2.03 Letters of Credit. ............................................................................................................. 47 2.04 Swingline Loans. ............................................................................................................. 55 2.05 Prepayments .................................................................................................................... 58 2.06 Termination or Reduction of Commitments ................................................................ 60 2.07 Repayment of Loans ....................................................................................................... 61 2.08 Interest and Default Rate ............................................................................................... 62 2.09 Fees ................................................................................................................................... 63 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate .................................................................................................................................. 64 2.11 Evidence of Debt ............................................................................................................. 64 2.12 Payments Generally; Administrative Agent’s Clawback ............................................ 65 2.13 Sharing of Payments by Lenders. .................................................................................. 67 2.14 Cash Collateral. ............................................................................................................... 68 2.15 Defaulting Lenders. ........................................................................................................ 69 2.16 Increase in Commitments. Borrower Request ............................................................. 71 2.17 Designated Borrowers .................................................................................................... 73 ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY ....................................................... 74 3.01 Taxes. ............................................................................................................................... 74 3.02 Illegality ........................................................................................................................... 78 3.03 Inability to Determine Rates .......................................................................................... 79 3.04 Increased Costs ............................................................................................................... 81 3.05 Compensation for Losses ................................................................................................ 82 3.06 Mitigation Obligations; Replacement of Lenders. ....................................................... 83 3.07 Survival ............................................................................................................................ 83 ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS .............................................. 83 4.01 Conditions of Initial Credit Extension .......................................................................... 83 4.02 Conditions to all Credit Extensions ............................................................................... 86 ARTICLE V REPRESENTATIONS AND WARRANTIES ..................................................................... 87 5.01 Existence, Qualification and Power ............................................................................... 87 5.02 Authorization; No Contravention ................................................................................. 87 5.03 Governmental Authorization; Other Consents ............................................................ 87 5.04 Binding Effect. ................................................................................................................. 88

2 [Harmonic] Credit Agreement #231730035 5.05 Financial Statements; No Material Adverse Effect ..................................................... 88 5.06 Litigation.......................................................................................................................... 88 5.07 No Default ........................................................................................................................ 89 5.08 Ownership of Property ................................................................................................... 89 5.09 Environmental Matters. ................................................................................................. 89 5.10 Insurance ......................................................................................................................... 90 5.11 Taxes ................................................................................................................................ 90 5.12 ERISA Compliance. ........................................................................................................ 90 5.13 Margin Regulations; Investment Company Act .......................................................... 91 5.14 Disclosure ......................................................................................................................... 91 5.15 Compliance with Laws ................................................................................................... 92 5.16 Solvency ........................................................................................................................... 92 5.17 Casualty, Etc .................................................................................................................... 92 5.18 Sanctions Concerns and Anti-Corruption Laws .......................................................... 92 5.19 Responsible Officers ....................................................................................................... 92 5.20 Subsidiaries; Equity Interests; Loan Parties ................................................................ 93 5.21 Collateral Representations ............................................................................................. 93 5.22 Affected Financial Institutions. ...................................................................................... 95 5.23 Covered Entities .............................................................................................................. 95 5.24 Beneficial Ownership Certification ............................................................................... 95 5.25 Intellectual Property; Licenses; Etc. ............................................................................. 95 5.26 Labor Matters ................................................................................................................. 95 ARTICLE VI AFFIRMATIVE COVENANTS ......................................................................................... 95 6.01 Financial Statements. ...................................................................................................... 96 6.02 Certificates; Other Information .................................................................................... 97 6.03 Notices .............................................................................................................................. 99 6.04 Payment of Obligations ................................................................................................ 100 6.05 Preservation of Existence, Etc ..................................................................................... 100 6.06 Maintenance of Properties ........................................................................................... 100 6.07 Maintenance of Insurance ............................................................................................ 100 6.08 Compliance with Laws ................................................................................................. 101 6.09 Books and Records ........................................................................................................ 101 6.10 Inspection Rights ........................................................................................................... 101 6.11 Use of Proceeds .............................................................................................................. 102 6.12 Covenant to Guarantee Obligations ............................................................................ 102 6.13 Covenant to Give Security............................................................................................ 102 6.14 Anti-Corruption Laws; Sanctions. .............................................................................. 103 6.15 Cash Management ........................................................................................................ 103 6.16 Further Assurances ...................................................................................................... 104 6.17 Post-Closing Matters .................................................................................................... 104 ARTICLE VII NEGATIVE COVENANTS ............................................................................................. 104 7.01 Liens ............................................................................................................................... 104 7.02 Indebtedness .................................................................................................................. 106 7.03 Investments .................................................................................................................... 108 7.04 Fundamental Changes .................................................................................................. 110 7.05 Dispositions .................................................................................................................... 110 7.06 Restricted Payments ..................................................................................................... 111 7.07 Change in Nature of Business ...................................................................................... 113 7.08 Transactions with Affiliates ......................................................................................... 113 7.09 Burdensome Agreements.............................................................................................. 113

7.10	**Use of Proceeds**	**114**
7.11	**Financial Covenants**	**114**
7.12	**Amendments of Organization Documents; Fiscal Year; Legal Name, State of Formation; Form of Entity and Accounting Changes**	**114**
7.13	**Sale and Leaseback Transactions**	**114**
7.14	**Sanctions**	**115**
7.15	**Anti-Corruption Laws**	**115**
ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES		115
8.01	**Events of Default.**	**115**
8.02	**Remedies upon Event of Default**	**118**
8.03	**Application of Funds**	**118**
ARTICLE IX ADMINISTRATIVE AGENT		119
9.01	**Appointment and Authority**	**119**
9.02	**Rights as a Lender**	**120**
9.03	**Exculpatory Provisions**	**120**
9.04	**Reliance by Administrative Agent**	**121**
9.05	**Delegation of Duties**	**122**
9.06	**Resignation of Administrative Agent**	**122**
9.07	**Non-Reliance on Administrative Agent and Other Lenders**	**123**
9.08	**No Other Duties, Etc**	**124**
9.09	**Administrative Agent May File Proofs of Claim; Credit Bidding**	**124**
9.10	**Collateral and Guaranty Matters.**	**126**
9.11	**Secured Cash Management Agreements and Secured Hedge Agreements**	**126**
9.12	**Certain ERISA Matters**	**127**
9.13	**Recovery of Erroneous Payments**	**128**
ARTICLE X CONTINUING GUARANTY		130
10.01	**Guaranty**	**130**
10.02	**Rights of Lenders**	**130**
10.03	**Certain Waivers**	**131**
10.04	**Obligations Independent**	**131**
10.05	**Subrogation**	**131**
10.06	**Termination; Reinstatement**	**131**
10.07	**Stay of Acceleration**	**132**
10.08	**Condition of Borrower**	**132**
10.09	**Appointment of Borrower**	**132**
10.10	**Right of Contribution**	**132**
10.11	**Keepwell**	**132**
ARTICLE XI MISCELLANEOUS		133
11.01	**Amendments, Etc**	**133**
11.02	**Notices; Effectiveness; Electronic Communications**	**135**
11.03	**No Waiver; Cumulative Remedies; Enforcement**	**137**
11.04	**Expenses; Indemnity; Damage Waiver.**	**138**
11.05	**Payments Set Aside**	**140**
11.06	**Successors and Assigns**	**140**
11.07	**Treatment of Certain Information; Confidentiality.**	**145**
11.08	**Right of Setoff**	**146**
11.09	**Interest Rate Limitation**	**146**
11.10	**Integration; Effectiveness**	**147**
11.11	**Survival of Representations and Warranties.**	**147**

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[Harmonic] Credit Agreement
#231730035

4 [Harmonic] Credit Agreement #231730035 11.12 Severability .................................................................................................................... 147 11.13 Replacement of Lenders. .............................................................................................. 147 11.14 Governing Law; Jurisdiction; Etc. .............................................................................. 148 11.15 Waiver of Jury Trial. .................................................................................................... 150 11.16 Subordination ................................................................................................................ 150 11.17 No Advisory or Fiduciary Responsibility. .................................................................. 150 11.18 Electronic Execution; Electronic Records; Counterparts ......................................... 151 11.19 USA Patriot Act Notice. ................................................................................................ 152 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions ..................................................................................................................... 152 11.21 Acknowledgement Regarding Any Supported QFCs. ............................................... 153

5 [Harmonic] Credit Agreement #231730035 ADMINISTRATIVE AGENT PREPARED SCHEDULES Schedule 1.01(a) Certain Addresses for Notices Schedule 1.01(b) Initial Commitments and Applicable Percentages Schedule 1.01(d) Existing Letters of Credit Schedule 2.01 Swingline Commitments Schedule 2.03 Letter of Credit Commitments Schedule 6.17 Post-Closing Matters EXHIBITS Exhibit A Form of Administrative Questionnaire Exhibit B Form of Assignment and Assumption Exhibit C Form of Compliance Certificate Exhibit D Form of Joinder Agreement Exhibit E Form of Loan Notice Exhibit F Form of Permitted Acquisition Certificate Exhibit G-1 Form of Revolving Note Exhibit H Form of Secured Party Designation Notice Exhibit I Form of Solvency Certificate Exhibit J Form of Swingline Loan Notice Exhibit K Form of Notice of Loan Prepayment Exhibit L Form of Officer’s Certificate Exhibit M Forms of U.S. Tax Compliance Certificates Exhibit N Form of Term Note Exhibit O Form of Landlord Waiver Exhibit P Form of Closing Date Certificate Exhibit Q Form of Authorization to Share Insurance Information Exhibit R Form of Designated Borrower Request and Assumption Agreement Exhibit S Form of Designated Borrower Notice Exhibit T Form of Letter of Credit Report

[Harmonic] Credit Agreement #231730035 CREDIT AGREEMENT This CREDIT AGREEMENT is entered into as of December 21, 2023, among HARMONIC INC., a Delaware corporation (the “Company”), certain Subsidiaries of the Company party hereto pursuant to Section 2.17 (each a “Designated Borrower” and together with the Company, individually and collectively as the context may require, the “Borrower”), the Guarantors (defined herein), the Lenders (defined herein), and CITIBANK, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. PRELIMINARY STATEMENTS: WHEREAS, the Loan Parties (as hereinafter defined) have requested that the Lenders, the Swingline Lender and the L/C Issuer make loans and other financial accommodations to the Loan Parties in an aggregate amount of up to $160,000,000. WHEREAS, the Lenders, the Swingline Lender and the L/C Issuer have agreed to make such loans and other financial accommodations to the Loan Parties on the terms and subject to the conditions set forth herein. NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows: ARTICLE I DEFINITIONS AND ACCOUNTING TERMS 1.01 Defined Terms. As used in this Agreement, the following terms shall have the meanings set forth below: “Account” has the meaning assigned to such term in the Security Agreement. “Account Debtor” means any Person obligated on an Account. “Acquisition” means the acquisition, whether through a single transaction or a series of related transactions, of (a) a majority of the Voting Stock or other controlling ownership interest in another Person (including the purchase of an option, warrant or convertible or similar type security to acquire such a controlling interest at the time it becomes exercisable by the holder thereof), whether by purchase of such equity or other ownership interest or upon the exercise of an option or warrant for, or conversion of securities into, such equity or other ownership interest, or (b) assets of another Person which constitute all or substantially all of the assets of such Person or of a division, line of business or other business unit of such Person. “Additional Secured Obligations” means (a) all obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that Additional

2 [Harmonic] Credit Agreement #231730035 Secured Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party. “Adjusted Covenant Period” has the meaning specified in Section 7.11(b). “Administrative Agent” means Citibank in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent. “Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 1.01(a), or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders. “Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Aggregate Commitments” means the Commitments of all the Lenders. “Agreement” means this Credit Agreement, including all schedules, exhibits and annexes hereto, in each case, as may be amended, restated, supplemented or otherwise modified from time to time. “Applicable Law” means, as to any Person, all applicable Laws binding upon such Person or to which such a Person is subject. “Applicable Percentage” (a) in respect of the Term Facility, with respect to any Term Lender at any time, the percentage (carried out to the ninth decimal place) of the Term Facility represented by (i) at any time during the Availability Period in respect of such Facility, such Term Lender’s Term Commitment at such time and (ii) thereafter, the outstanding principal amount of such Term Lender’s Term Loans at such time, and (b) in respect of the Revolving Facility, with respect to any Revolving Lender at any time, the percentage (carried out to the ninth decimal place) of the Revolving Facility represented by such Revolving Lender’s Revolving Commitment at such time, subject to adjustment as provided in Section 2.15. If the Commitment of all of the Lenders to make Loans and the obligation of the L/C Issuer to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Commitments have expired, then the Applicable Percentage of each Lender in respect of the applicable Facility shall be determined based on the Applicable Percentage of such Lender in respect of such Facility most recently in effect, giving effect to any subsequent assignments and to any Lender’s status as a Defaulting Lender at the time of determination. The Applicable Percentage of each Lender in respect of each Facility is set forth opposite the name of such Lender on Schedule 1.01(b) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto or any documentation executed by such Lender pursuant to Section 2.16, as applicable. “Applicable Rate” means, for any day, the rate per annum set forth below opposite the applicable Level then in effect (based on the Consolidated Net Leverage Ratio), it being understood that the Applicable Rate for (a) Revolving Loans that are Base Rate Loans shall be the percentage set forth under the column “Base Rate”, (b) Revolving Loans that are Term SOFR Loans shall be the percentage set forth under the

3 [Harmonic] Credit Agreement #231730035 column “Term SOFR & Letter of Credit Fee”, (c) the Letter of Credit Fee shall be the percentage set forth under the column “Term SOFR & Letter of Credit Fee”, (d) that portion of the Term Loan comprised of Base Rate Loans shall be the percentage set forth under the column “Base Rate”, (e) that portion of the Term Loan comprised of Term SOFR Loans shall be the percentage set forth under the column “Term SOFR & Letter of Credit Fee”, and (f) the Commitment Fee shall be the percentage set forth under the column “Commitment Fee”: Level Consolidated Net Leverage Ratio Commitment Fee Term SOFR and Letter of Credit Fee Base Rate Level 1 < 1.50 to 1.00 0.250% 2.00% 1.00% Level 2 ≥ 1.50 to 1.00 but < 2.00 to 1.00 0.250% 2.25% 1.25% Level 3 ≥ 2.00 to 1.00 but < 2.50 to 1.00 0.300% 2.50% 1.50% Level 4 ≥ 2.50 to 1.00 0.350% 2.75% 1.75% Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Net Leverage Ratio shall become effective as of the third (3rd) Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided that if a Compliance Certificate is not delivered when due in accordance with Section 6.02(a), then, upon request of the Required Lenders, Pricing Level 4 shall apply, in each case as of the third (3rd) Business Day after the date on which such Compliance Certificate was required to have been delivered and in each case shall remain in effect until the third (3rd) Business Day following the date on which such Compliance Certificate is delivered. Notwithstanding anything to the contrary contained in this definition, (i) the determination of the Applicable Rate for any period shall be subject to the provisions of Section 2.10(b) and (ii) the initial Applicable Rate shall be set at Pricing Level 2 until the third (3rd) Business Day immediately following the date a Compliance Certificate is delivered to the Administrative Agent pursuant to Section 6.02(a) for the first full fiscal quarter to occur following the Closing Date. Any adjustment in the Applicable Rate shall be applicable to all Credit Extensions then existing or subsequently made or issued. The Applicable Rate set forth above shall be increased as, and to the extent, required by Section 2.16. “Applicable Revolving Percentage” means with respect to any Revolving Lender at any time, such Revolving Lender’s Applicable Percentage in respect of the Revolving Facility at such time. “Applicant Borrower” has the meaning specified in Section 2.17(a). “Appropriate Lender” means, at any time, (a) with respect to any Facility, a Lender that has a Commitment with respect to such Facility or holds a Loan under such Facility at such time, (b) with respect

4 [Harmonic] Credit Agreement #231730035 to the Letter of Credit Sublimit, (i) the L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03, the Revolving Lenders and (c) with respect to the Swingline Sublimit, (i) the Swingline Lender and (ii) if any Swingline Loans are outstanding pursuant to Section 2.04(a), the Revolving Lenders. “Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender. “Arranger” means Citibank, in its capacity as sole lead arranger and sole bookrunner. “Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit B or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent. “Attributable Indebtedness” means, on any date, (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease. “Audited Financial Statements” means the audited Consolidated balance sheet of the Company and its Subsidiaries for the fiscal year ended December 31, 2022 and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such fiscal year of the Company and its Subsidiaries, including the notes thereto. “Authorization to Share Insurance Information” means the authorization substantially in the form of Exhibit Q (or such other form as required by each of the Loan Party’s insurance companies). “Availability Period” means (a) in respect of the Revolving Facility, the period from and including the Closing Date to the earliest of (i) the Maturity Date for the Revolving Facility, (ii) the date of termination of the Revolving Commitments pursuant to Section 2.06, and (iii) the date of termination of the Commitment of each Revolving Lender to make Revolving Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02 and (b) in respect of the Term Facility, the period from and including the Closing Date to the earliest of (i) September 1, 2024, (ii) the Notes Repayment Consummation Date, (iii) the Maturity Date for the Term Facility and (iv) the date of termination of the Term Commitments of the respective Term Lenders to make Term Loans pursuant to Section 8.02. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means, (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, rule, regulation or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

5 [Harmonic] Credit Agreement #231730035 “Base Rate” means for any day a fluctuating rate of interest per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Citibank as its “prime rate,” and (c) the Term SOFR plus 1.00%, subject to the interest rate floors set forth therein; provided that if the Base Rate shall be less than 1.00%, such rate shall be deemed 1.00% for purposes of this Agreement. The “prime rate” is a rate set by Citibank based upon various factors including Citibank’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Citibank shall take effect at the opening of business on the day specified in the public announcement of such change. If the Base Rate is being used as an alternate rate of interest pursuant to Section 3.03, then the Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. “Base Rate Loan” means a Revolving Loan or Term Loan that bears interest based on the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrower” has the meaning specified in the introductory paragraph hereto. “Borrower Materials” has the meaning specified in Section 6.02(o). “Borrowing” means a Revolving Borrowing, a Term Borrowing or a Swingline Borrowing, as the context may require. “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Laws of, or are in fact closed in, the state where the Administrative Agent’s Office is located. “Capital Expenditures” means, with respect to any Person for any period, any expenditure in respect of the purchase or other acquisition of any fixed or capital asset (excluding normal replacements and maintenance which are properly charged to current operations). “Capitalized Lease” means any lease that has been or is required to be, in accordance with GAAP, recorded, classified and accounted for as a capitalized lease or financing lease. “Cash Collateralize” means to deposit in a Controlled Account or pledge and deposit with or deliver to the Administrative Agent, for the benefit of one or more of the L/C Issuer or Swingline Lender (as applicable) or the Lenders, as Collateral for L/C Obligations, the Obligations in respect of Swingline Loans, or obligations of the Revolving Lenders to fund participations in respect of L/C Obligations or Swingline Loans (as the context may require), (a) cash or deposit account balances, (b)

6 [Harmonic] Credit Agreement #231730035 backstop letters of credit entered into on terms, from issuers and in amounts satisfactory to the Administrative Agent and the applicable L/C Issuer, and/or (c) if the Administrative Agent and the applicable L/C Issuer or Swingline Lender shall agree, in their sole discretion, other credit support, in each case, in Dollars and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent and the L/C Issuer or the Swingline Lender (as applicable). “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such Cash Collateral and other credit support. “Cash Equivalents” means any of the following types of Investments, to the extent owned by the Borrower or any of its Subsidiaries free and clear of all Liens (other than Permitted Liens): (a) readily marketable obligations issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof having maturities of not more than three hundred sixty days (360) days from the date of acquisition thereof; provided that the full faith and credit of the United States is pledged in support thereof; (b) time deposits with, or insured certificates of deposit or bankers’ acceptances of, any commercial bank that (i) (A) is a Lender or (B) is organized under the laws of the United States, any state thereof or the District of Columbia or is the principal banking subsidiary of a bank holding company organized under the laws of the United States, any state thereof or the District of Columbia, and is a member of the Federal Reserve System, (ii) issues (or the parent of which issues) commercial paper rated as described in clause (c) of this definition and (iii) has combined capital and surplus of at least $1,000,000,000, in each case with maturities of not more than ninety (90) days from the date of acquisition thereof; (c) commercial paper issued by any Person organized under the laws of any state of the United States and rated at least “Prime-1” (or the then equivalent grade) by Moody’s or at least “A-1” (or the then equivalent grade) by S&P, in each case with maturities of not more than one hundred eighty (180) days from the date of acquisition thereof; (d) Investments, classified in accordance with GAAP as current assets of the Borrower or any of its Subsidiaries, in money market investment programs registered under the Investment Company Act of 1940, which are administered by financial institutions that have the highest rating obtainable from either Moody’s or S&P, and the portfolios of which are limited solely to Investments of the character, quality and maturity described in clauses (a), (b) and (c) of this definition; (e) with respect to any Foreign Subsidiary, liquid investments made by such Foreign Subsidiary in the ordinary course of managing its surplus cash position in investments of comparable tenor and credit quality to those described in the foregoing clauses (a) through (d) customarily utilized in countries in which such Foreign Subsidiary operates for short term cash management purposes; and (f) solely with respect to Section 7.03(a), other Investments made in accordance with the Company’s investment policy, as approved by the Company’s board of directors and in effect from time to time, and approved in writing by the Administrative Agent (such approval not to be unreasonably withheld or delayed). “Cash Management Agreement” means any agreement that is not prohibited by the terms hereof to provide treasury or cash management services, including deposit accounts, overnight draft, credit cards, debit cards, p-cards (including purchasing cards and commercial cards), funds transfer, automated

7 [Harmonic] Credit Agreement #231730035 clearinghouse, zero balance accounts, returned check concentration, controlled disbursement, lockbox, account reconciliation and reporting and trade finance services and other cash management services. “Cash Management Bank” means any Person in its capacity as a party to a Cash Management Agreement that, (a) at the time it enters into a Cash Management Agreement with a Loan Party or any Subsidiary, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Cash Management Agreement with a Loan Party or any Subsidiary, in each case in its capacity as a party to such Cash Management Agreement (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided that for any of the foregoing to be included as a “Secured Cash Management Agreement” on any date of determination by the Administrative Agent, the applicable Cash Management Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination. “CFC” means a Person that is a controlled foreign corporation under Section 957 of the Code in which the Company or any Loan Party is a United States shareholder within the meaning of Section 951(b) of the Code. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation or treaty, (b) any change in any law, rule, regulation or treaty or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith or in the implementation thereof and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented. “Change of Control” means an event or series of events by which: (a) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, but excluding any employee benefit plan of such person or its subsidiaries, and any person or entity acting in its capacity as trustee, agent or other fiduciary or administrator of any such plan) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, except that a person or group shall be deemed to have “beneficial ownership” of all securities that such person or group has the right to acquire, whether such right is exercisable immediately or only after the passage of time (such right, an “option right”)), directly or indirectly, of 35% or more of the equity securities of the Company entitled to vote for members of the board of directors or equivalent governing body of the Company on a fully-diluted basis (and taking into account all such securities that such “person” or “group” has the right to acquire pursuant to any option right); or (b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was nominated, appointed or approved (either by a specific vote or approval of a proxy statement issued by the Company on behalf of its entire board of directors in which such individual is named as a

8 [Harmonic] Credit Agreement #231730035 nominee for director) by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was nominated, appointed or approved (either by a specific vote or approval of a proxy statement issued by the Borrower on behalf of its entire board of directors in which such individual is named as a nominee for director) by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or (c) a “change of control” or any comparable term under, and as defined in, the Convertible Notes shall have occurred. “Citibank” means Citibank, N.A. and its successors. “Class”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Term Loans and, when used in reference to any Commitment, refers to whether such Commitment is a Revolving Commitment or Term Commitment. “Closing Date” means the date hereof. “CME” means CME Group Benchmark Administration Limited. “Code” means the Internal Revenue Code of 1986. “Collateral” means all of the “Collateral” referred to in the Collateral Documents and all of the other property that is to be subject to Liens in favor of the Administrative Agent for the benefit of the Secured Parties. “Collateral Access Agreement” means any landlord waiver or other agreement, in form and substance reasonably satisfactory to the Administrative Agent, between the Administrative Agent and any third party (including any bailee, consignee, customs broker, or other similar Person) in possession of any Collateral or any landlord of any real property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, supplemented or otherwise modified from time to time, including such landlord waiver substantially in the form of Exhibit O. “Collateral Documents” means, collectively, the Security Agreement, the Qualifying Control Agreements, each Joinder Agreement, each of the collateral assignments, security agreements, pledge agreements, account control agreements or other similar agreements delivered to the Administrative Agent pursuant to Section 6.13, and each of the other agreements, instruments or documents that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties, in each case, as amended, restated, supplemented or otherwise modified from time to time. “Commitment” means a Term Commitment or a Revolving Commitment, or an Incremental Commitment, as the context may require. “Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute. “Communication” means this Agreement, any Loan Document and any document, any amendment, approval, consent, information, notice, certificate, request, written statement, written disclosure or authorization related to any Loan Document.

9 [Harmonic] Credit Agreement #231730035 “Company” has the meaning specified in the introductory paragraph hereto. “Compliance Certificate” means a certificate substantially in the form of Exhibit C. “Conforming Changes” means, with respect to the use, administration of or any conventions associated with SOFR or any proposed Successor Rate or Term SOFR, as applicable, any conforming changes to the definitions of “Base Rate”, “SOFR”, “Term SOFR” and “Interest Period”, timing and frequency of determining rates and making payments of interest and other technical, administrative or operational matters (including, for the avoidance of doubt, the definitions of “Business Day” and “U.S. Government Securities Business Day”, timing of borrowing requests or prepayment, conversion or continuation notices and length of lookback periods) as may be appropriate, in the discretion of the Administrative Agent, to reflect the adoption and implementation of such applicable rate(s) and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such rate exists, in such other manner of administration as the Administrative Agent determines is reasonably necessary in connection with the administration of this Agreement and any other Loan Document). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated” means, when used with reference to financial statements or financial statement items of the Company and its Subsidiaries or any other Person, such statements or items on a consolidated basis in accordance with the consolidation principles of GAAP. “Consolidated EBITDA” means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Company and its Subsidiaries in accordance with GAAP, (a) Consolidated Net Income for the most recently completed Measurement Period plus (b) the following to the extent deducted (other than with respect to clause (ix), clause (x) and clause (xii)) in calculating such Consolidated Net Income (without duplication): (i) Consolidated Interest Charges, (ii) the provision for federal, state, local and foreign income taxes payable, (iii) depreciation and amortization expense, (iv) non-cash charges, losses and expenses (excluding any such non-cash charges, losses or expenses to the extent there were cash charges with respect to such charges, losses and expenses in past accounting periods, and provided that if such non-cash charge, loss or expense represents an accrual or reserve for potential cash charges in future accounting periods, the cash payment in respect thereof in such future accounting periods shall be deducted from Consolidated EBITDA to such extent and excluding amortization of a prepaid cash item that was paid in a prior period), including non-cash charges, losses and expenses pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement, (v) any extraordinary, unusual or non-recurring cash expenses, costs or charges incurred during such period,

10 [Harmonic] Credit Agreement #231730035 (vi) (A) transition, integration, business optimization and similar fees, charges and expenses related to acquisitions and business combinations, (B) restructuring, disposed or discontinued operations or similar charges, losses and expenses, and (C) restructuring, disposed or discontinued operations or similar charges, losses and expenses related to the Video Business Sale (solely in the case of this clause (C)) in an amount not to exceed $10,000,000, and, in each case to the extent permitted under the Loan Documents, (vii) (A) all fees, costs and expenses incurred or paid during such period in connection with the Loan Documents and any amendments to or waivers, modifications or consents under (including any undertaken but not completed) the Loan Documents, and (B) transaction fees, costs and expenses associated with any actual, proposed or contemplated incurrence of Indebtedness (including any amendment, modification, restructuring or refinancing thereof) permitted under Section 7.02, issuance of Equity Interests, Investment permitted under Section 7.03, Permitted Acquisition, Disposition of assets permitted under Section 7.05, Restricted Payment permitted under Section 7.06 (whether or not successful) in an aggregate amount (solely in the case of this clause (B)) not to exceed $3,000,000 during any Measurement Period, (viii) the amount of expenses relating to payments made to option, phantom equity or profits interests holders of the Company in connection with, or as a result of, any distribution being made to equityholders of such Person, which payments are being made to compensate such option, phantom equity or profits interests holders as though they were equityholders at the time of, and entitled to share in, such distribution, including any cash consideration for any repurchase of equity, in each case to the extent permitted in the Loan Documents, (ix) pro forma “run rate” cost-savings, cost synergies and operating expense reductions (in each case, calculated in accordance with Section 1.03(c)) resulting from Permitted Acquisitions, permitted Dispositions, mergers and other business combinations, investments, divestitures, discontinuance of activities or operations and other specified transactions, restructurings, cost savings initiatives, operational changes and other initiatives consummated during such period, solely to the extent that the Company determines in good faith that such cost-savings, cost synergies and operating expense reductions are reasonably expected to be realized based upon specifically identified and factually supportable actions taken, initiated or expected to be taken (in the good faith determination of the Company) within eighteen (18) months of the date of such Acquisitions, Dispositions, investments, divestitures, discontinuance of activities or operations and other specified transactions, restructurings, cost savings initiatives, operational changes and other initiatives, (x) expenses, charges or losses to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and such amount is (x) not denied by the applicable carrier in writing within 90 days and (y) in fact reimbursed within 180 days of the date of such evidence; provided, that if not so received within such 180-day period, such amount shall be subtracted in the subsequent calculation period, (xi) proceeds from any business interruption insurance to the extent not already included in Consolidated Net Income (including any such proceeds reasonably expected to be received by Company or any of its Subsidiaries in a subsequent period and within 180 days of the underlying loss; provided, that if not so received within such 180-day period, such amount shall be subtracted in the subsequent calculation period), (xii) (A) non-cash losses, expenses, charges and accruals resulting from the application of (i) FASB ASC 805 in respect of any business combination permitted hereunder, or (ii) FASB ASC 350 regarding the

11 [Harmonic] Credit Agreement #231730035 impairment of goodwill, and (B) cash losses, expenses, charges and accruals with respect to earnouts resulting from the application of FASB ASC 805 in respect of the revaluation of earnout obligations, (xiii) any losses, charges or expenses that are (or are expected to be within 180 days of the end of such period; provided, that if not so received within such 180-day period, such amount shall be subtracted in the subsequent calculation period) actually reimbursed or actually paid by a third party (and not a Loan Party or any of its Subsidiaries) or under indemnification or reimbursement provisions in any agreement, (xiv) any loss or discount related to the sale of receivables and related assets in connection with any Permitted Non-Recourse Receivables Financing, and (xv) any non-cash loss, cost and/or expense attributable to the mark-to-market movement in the valuation of hedging obligations (to the extent the cash impact resulting from such loss has not been realized) or other derivative instrument pursuant to FASB ASC 815 related to derivatives and hedging, less (c) without duplication and to the extent reflected as a gain or otherwise included in the calculation of Consolidated Net Income for such period, non-cash gains (excluding any such non-cash gains to the extent (i) there were cash gains with respect to such gains in past accounting periods or (ii) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods), provided that the aggregate amounts of all items added back in clauses (b)(v), (b)(vi)(A), (b)(vi)(B) and (b)(ix) shall not exceed 15% of Consolidated EBITDA (prior to giving effect to any adjustments or add backs) during such Measurement Period. Notwithstanding anything in the foregoing to the contrary, Consolidated EBITDA for the fiscal quarters ended March 31, 2023 through September 30, 2023 shall be deemed to be the Consolidated EBITDA amount set forth below opposite the applicable fiscal quarters: “Consolidated Fixed Charge Coverage Ratio” means, as of any date of determination, the ratio of (a) (i) Consolidated EBITDA, less (ii) the aggregate amount of all non-financed cash Capital Expenditures, to (b) the sum of (i) Consolidated Interest Charges to the extent paid in cash, (ii) the aggregate principal amount of all regularly scheduled redemptions or regularly scheduled repurchases of outstanding debt for borrowed money or regularly scheduled principal payments (determined without giving effect to any reduction of such scheduled principal payments resulting from the application of any voluntary or optional prepayments made during such period), but excluding (x) any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, and (y) any such payments made as of the stated maturity date of the Convertible Notes, (iii) the aggregate amount of all Restricted Payments (other than (x) any Convertible Notes Equity Repurchase Payment, (y) from and after the Notes Repayment Consummation Date, Restricted Payments permitted by Section 7.06(k), and (z) Restricted Payments permitted by Section 7.06(a)) paid in cash and (iv) the aggregate Fiscal Quarter Ended Consolidated EBITDA March 31, 2023 $21,424,000 June 30, 2023 $21,079,000 September 30, 2023 $3,510,000

12 [Harmonic] Credit Agreement #231730035 amount of federal, state, local and foreign income taxes paid in cash, in each case, of or by the Company and its Subsidiaries for the most recently completed Measurement Period. “Consolidated Funded Indebtedness” means, as of any date of determination, for the Company and its Subsidiaries on a Consolidated basis, the sum of, without duplication: (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all purchase money Indebtedness; (c) the amount drawn and unpaid under issued and outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (d) all obligations in respect of the deferred purchase price of property or services (other than (x) trade accounts payable in the ordinary course of business and either not past due for more than ninety (90) days or being contested in good faith and for which adequate reserves have been provided with respect to such disputed payable, (y) accruals for payroll and other liabilities, including deferred compensation arrangements, in each case, accrued in the ordinary course of business and (z) earnouts and other contingent acquisition consideration, solely to the extent not required by GAAP to be recorded as a liability of such Person), (e) all Attributable Indebtedness; (f) all obligations to purchase, redeem, retire, defease or otherwise make any payment prior to the Maturity Date in respect of any Disqualified Equity Interests or any warrant, right or option to acquire such Disqualified Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends, (g) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (f) above of Persons other than the Company or any Subsidiary; and (h) all Indebtedness of the types referred to in clauses (a) through (g) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Company or such Subsidiary. For the avoidance of doubt, Consolidated Funded Indebtedness shall not include obligations arising under Permitted Non- Recourse Receivables Financing arrangement to the extent permitted under the Loan Documents. “Consolidated Interest Charges” means, for any Measurement Period, the sum of (a) all interest, premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including, for the avoidance of doubt, capitalized interest and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Contracts in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Company and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period. “Consolidated Net Income” means, at any date of determination, the net income (or loss) of the Company and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period; provided that Consolidated Net Income shall exclude: (a) unusual and infrequent gains for such Measurement Period, (b) the net income of any Subsidiary during such Measurement Period to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary of such income is not permitted by operation of the terms of its Organization Documents or any agreement, instrument or Law applicable to such Subsidiary during such Measurement Period, except that the Company’s equity in any net loss of any such Subsidiary for such Measurement Period shall be included in determining Consolidated Net Income,

13 [Harmonic] Credit Agreement #231730035 (c) any income (or loss) for such Measurement Period of any Person if such Person is not a Subsidiary, except that the Company’s equity in the net income of any such Person for such Measurement Period shall be included in Consolidated Net Income up to the aggregate amount of cash actually distributed by such Person during such Measurement Period to the Company or a Subsidiary as a dividend or other distribution (and in the case of a dividend or other distribution to a Subsidiary, such Subsidiary is not precluded from further distributing such amount to the Company as described in clause (b) of this proviso), (d) the cumulative effect of a change in accounting principles and changes as a result of the adoption or modification of accounting policies during such Measurement Period whether effected through a cumulative effect adjustment or a retroactive application, in each case, in accordance with GAAP, and (e) any non-cash charge, expense or other impact attributable to application of the purchase or recapitalization method of accounting (including the total amount of depreciation and amortization, cost of sales or other non-cash expense resulting from the write-up of assets to the extent resulting from such purchase or recapitalization accounting adjustments). “Consolidated Net Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date, less Unrestricted Cash as of such date to (b) Consolidated EBITDA of the Company and its Subsidiaries on a consolidated basis for the most recently completed Measurement Period. “Contractual Obligation” means, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Controlled Account” means each deposit account and securities account that is subject to a Qualifying Control Agreement. “Convertible Notes Equity Repurchase Payment” has the meaning specified in Section 7.06(i). “Convertible Notes” means the Company’s 2.00% Convertible Senior Notes due 2024 pursuant to an indenture dated September 13, 2019, by and between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank Company, National Association, as trustee. “Cost of Acquisition” means, with respect to any Acquisition, as at the date of entering into any agreement therefor, the sum of the following (without duplication): (a) the value of the Equity Interests of the Company or any Subsidiary to be transferred in connection with such Acquisition, (b) the amount of any cash and fair market value of other property (excluding property described in clause (a) and the unpaid principal amount of any debt instrument) given as consideration in connection with such Acquisition, (c) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of any Indebtedness incurred, assumed or acquired by the Company or any Subsidiary in connection with such Acquisition, (d) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Company and its Subsidiaries in accordance with GAAP in connection with such Acquisition, (e) all amounts paid in respect of covenants not to compete and consulting agreements that should be recorded on the financial statements of the Company and its Subsidiaries in accordance with GAAP, and other affiliated contracts in connection with such Acquisition, and (f) the aggregate fair market value of all other consideration given by the Company

14 [Harmonic] Credit Agreement #231730035 or any Subsidiary in connection with such Acquisition. For purposes of determining the Cost of Acquisition for any transaction, the Equity Interests of the Company shall be valued in accordance with GAAP. “Covered Entity” means any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Credit Extension” means each of the following: (a) a Borrowing and (b) an L/C Credit Extension. “Daily Simple SOFR” with respect to any applicable determination date means the SOFR published on the Federal Reserve Bank of New York’s website (or any successor source) two U.S. Government Securities Business Days prior to such date of determination; provided that if the rate is not published prior to 11:00 a.m. on such U.S. Government Securities Business Day then Daily Simple SOFR shall be determined on the first U.S. Government Securities Business Day immediately prior thereto. “Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect. “Default” means any event or condition that constitutes an Event of Default or that, with the giving of any notice, the passage of time, or both, would be an Event of Default. “Default Rate” means (a) with respect to any Obligation for which a rate is specified, a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto and (b) with respect to any Obligation for which a rate is not specified or available, a rate per annum equal to the Base Rate plus the Applicable Rate for Revolving Loans that are Base Rate Loans plus two percent (2%), in each case, to the fullest extent permitted by Applicable Law. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the L/C Issuer, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Letters of Credit or Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, the L/C Issuer or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect

15 [Harmonic] Credit Agreement #231730035 parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above, and the effective date of such status, shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) as of the date established therefor by the Administrative Agent in a written notice of such determination, which shall be delivered by the Administrative Agent to the Borrower, the L/C Issuer, the Swingline Lender and each other Lender promptly following such determination. “Designated Borrower” has the meaning specified in the introductory paragraph hereto. “Designated Borrower Request and Assumption Agreement” means the notice substantially in the form of Exhibit R attached hereto. “Designated Borrower Notice” means the notice substantially in the form of Exhibit S attached hereto. “Designated Jurisdiction” means any country or territory to the extent that such country or territory is the subject of any Sanction. “Disclosure Letter” means the disclosure letter to this Agreement, dated as of the Closing Date, executed and delivered by the Company to the Administrative Agent and the Lenders in connection with this Agreement, as may be updated from time to time in accordance with the Loan Documents. “Disposition” or “Dispose” means the sale, transfer, license, lease or other disposition (including any Sale and Leaseback Transaction) of any property by any Loan Party or Subsidiary (or the granting of any option or other right to do any of the foregoing; provided that such option or right is exercisable by the holder of such right without the satisfaction of any conditions or contingencies), including any sale, assignment, transfer or other disposal, with or without recourse, of any notes or accounts receivable or any rights and claims associated therewith. “Disqualified Equity Interest” means, with respect to any Person, any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition, (a) matures or is mandatorily redeemable (other than solely for Equity Interests that are not Disqualified Equity Interests and cash in lieu of fractional shares), pursuant to a sinking fund obligation or otherwise (except as a result of a change of control, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of a change of control, asset sale or similar event shall be subject to the prior repayment in full in cash of the Loans and all other Obligations (other than contingent indemnification obligations not then due) and the termination of the Commitments)), (b) is redeemable at the option of the holder thereof (other than solely for Equity Interests that are not Disqualified Equity Interests and cash in lieu of fractional shares or as a result of a change of control, asset sale or similar event so long as any rights of the holders thereof upon the occurrence of a change of control or asset sale event shall be subject to the prior repayment in full in cash of the Loans and

16 [Harmonic] Credit Agreement #231730035 all other Obligations (other than contingent indemnification obligations not then due) and the termination of the Commitments), in whole or in part, (c) provides for scheduled cash payments of dividends or (d) is or becomes convertible into, or exchangeable for, Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in the case of clauses (a) through (d), prior to the date that is 91 days after the Maturity Date at the time of the issuance of such Equity Interests; provided that if such Equity Interests are issued pursuant to a plan for the benefit of the officers, directors, managers, employees or consultants of such Person or its Subsidiaries or by any such plan to such officers, directors, managers or consultants or employees, such Equity Interests shall not constitute Disqualified Equity Interests solely because they may be required to be repurchased by such Person or its Subsidiaries in order to satisfy applicable statutory or regulatory obligations or as a result of the termination, death or disability of any applicable natural person. “Dollar” and “$” mean lawful money of the United States. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Electronic Copy” shall have the meaning specified in Section 11.18. “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 11.06 (subject to such consents, if any, as may be required under Section 11.06(b)(iii)). “Environment” means ambient air, indoor air, surface water, groundwater, drinking water, soil, surface and subsurface strata, and natural resources such as wetland, flora and fauna. “Environmental Laws” means any and all federal, state, local, and foreign statutes, laws (including common law), regulations, standards, ordinances, rules, judgments, interpretations, orders, decrees, permits, agreements or governmental restrictions relating to pollution or the protection of the Environment or human health (to the extent related to exposure to hazardous materials), including those relating to the manufacture, generation, handling, transport, storage, treatment, Release or threat of Release of Hazardous Materials, air emissions and discharges to waste or public systems. “Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities) whether based in contract,

17 [Harmonic] Credit Agreement #231730035 tort, implied or express warranty, strict liability, criminal or civil statute or common law, directly or indirectly relating to (a) any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) Release or threatened Release of any Hazardous Materials or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing. “Environmental Permit” means any permit, certification, registration, approval, identification number, license or other authorization required under any Environmental Law. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination; provided that, the Convertible Notes shall not constitute Equity Interests hereunder. “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations promulgated thereunder. “ERISA Affiliate” means any trade or business (whether or not incorporated) under common control with the Borrower within the meaning of Sections 414(b) or (c) of the Code (and Sections 414(m) and (o) of the Code for purposes of provisions relating to Section 412 of the Code). “ERISA Event” means (a) a Reportable Event with respect to a Pension Plan; (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which such entity was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by the Borrower or any ERISA Affiliate from a Multiemployer Plan or notification that a Multiemployer Plan is insolvent; (d) the filing of a notice of intent to terminate, or the treatment of a Pension Plan amendment as a termination, in any case under Section 4041(e) or 4041A of ERISA; (d) the institution by the PBGC of proceedings to terminate a Pension Plan or to appoint a trustee to administer any Pension Plan; (e) the determination that any Pension Plan is considered an at-risk plan or a plan in endangered or critical status within the meaning of Sections 430, 431 and 432 of the Code or Sections 303, 304 and 305 of ERISA; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Borrower or any ERISA Affiliate or (g) a failure by the Borrower or any ERISA Affiliate to meet all applicable requirements under the Pension Funding Rules in respect of a Pension Plan, whether or not waived, or the failure by the Borrower or any ERISA Affiliate to make any required contribution to a Multiemployer Plan. “Erroneous Payment” has the meaning specified in Section 9.13(a). “Erroneous Payment Deficiency Assignment” has the meaning specified in Section 9.13(d). “Erroneous Payment Impacted Class” has the meaning specified in Section 9.13(d). “Erroneous Payment Return Deficiency” has the meaning specified in Section 9.13(d). “Erroneous Payment Subrogation Rights” has the meaning specified in Section 9.13(d).

18 [Harmonic] Credit Agreement #231730035 “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” has the meaning specified in Section 8.01. “Excluded Account” means any Deposit Account (a) used solely for payroll, payroll taxes, withholding and other employee wage and benefit payments to or for the benefit of any Loan Party’s or any of its Subsidiaries’ employees or contractors, (b) constituting a zero balance account, (c) constituting a trust account, escrow account, fiduciary account (including any customer reserve or deposit account), and other account solely holding funds on account of, or for the benefit of, third parties that are not Affiliates (including any cash collateral account that is subject to Permitted Liens), or (d) constituting a Receivables Purchase Collections Account. “Excluded Property” means, with respect to any Loan Party, (a) any owned or leased real property, (b) the Equity Interests of any Foreign Subsidiary of such Loan Party or any Person that is an Excluded Subsidiary pursuant to clauses (a) through (c) of such definition, in either case, to the extent not required to be pledged to secure the Secured Obligations pursuant to the Collateral Documents, (c) those assets as to which the Administrative Agent and the Company agree that the burden or cost or other consequences (including any material adverse tax consequences) of obtaining a security interest therein would be excessive in view of the practical benefits to be obtained by the Secured Parties therefrom, (d) Equity Interests in any entity other than wholly-owned Subsidiaries to the extent not permitted by the terms of such entity’s organizational or joint venture documents (unless any such restriction would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law), (e) assets subject to certificates of title to the extent that security interests in such assets cannot be perfected by the filing of UCC financing statements, (f) any lease, license or other agreement, in each case to the extent permitted under this Agreement or any property subject thereto to the extent that a grant of a security interest therein would violate or invalidate such lease, license or agreement or create a right of termination in favor of any other party thereto (other than a Loan Party) (unless any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408, 9-409 or other applicable provisions of the UCC of any relevant jurisdiction or any other applicable law); provided that, immediately upon the ineffectiveness, lapse or termination of any such term, such assets shall automatically cease to constitute Excluded Property, (g) any “intent-to-use” application for registration of a trademark filed pursuant to Section 1(b) of the Lanham Act, 15 U.S.C. § 1051, prior to the filing of a “Statement of Use” pursuant to Section 1(d) of the Lanham Act of an “Amendment to Allege Use” pursuant to Section 1(c) of the Lanham Act with respect thereto, solely to the extent, if any, that and solely during the period, if any, in which, the grant of a security interest therein would impair the validity or enforceability of any registration that issues from such intent-to-use application under applicable federal law; provided that upon submission and acceptance by the U.S. Patent and Trademark Office of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such “intent to use” application shall no longer be considered Excluded Property, (h) any Excluded Account and (i) any Purchased Accounts. “Excluded Subsidiary” means (a) any CFC, (b) any FSHCO, (c) any subsidiary that is held directly or indirectly by a CFC or FSHCO and (d) any Immaterial Subsidiary. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act (determined after

19 [Harmonic] Credit Agreement #231730035 giving effect to Section 10.11 and any other “keepwell”, support or other agreement for the benefit of such Loan Party and any and all guarantees of such Loan Party’s Swap Obligations by other Loan Parties) at the time the Guaranty of such Loan Party, or grant by such Loan Party of a Lien, becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a Master Agreement governing more than one Swap Contract, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to Swap Contracts for which such Guaranty or Lien is or becomes excluded in accordance with the first sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 11.13) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Sections 3.01(b) or (d), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.01(f) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA. “Existing Letters of Credit” means those certain letters of credit set forth on Schedule 1.01(d). “Extraordinary Receipt” means any cash received by or paid to or for the account of any Person not in the ordinary course of business in respect of pension plan reversions, proceeds of insurance (other than proceeds of business interruption insurance to the extent such proceeds constitute compensation for lost earnings and proceeds of Involuntary Dispositions) and indemnity payments; provided that an Extraordinary Receipt shall not include cash receipts from proceeds of insurance or indemnity payments to the extent that such proceeds, awards or payments are received by any Person in respect of any third party claim against such Person and applied to pay (or to reimburse such Person for its prior payment of) such claim and the costs and expenses of such Person with respect thereto. “Facility” means the Term Facility or the Revolving Facility, as the context may require. “Facility Termination Date” means the date as of which all of the following shall have occurred: (a) the Aggregate Commitments have terminated, (b) all Obligations have been paid in full (other than contingent indemnification obligations), and (c) all Letters of Credit have terminated or expired (other than Letters of Credit as to which other arrangements with respect thereto satisfactory to the Administrative Agent and the L/C Issuer shall have been made). “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Code, as of the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code, as of the date of this Agreement (or any amended or successor version described above) and any intergovernmental agreement (and related fiscal or regulatory legislation, or related official rules or practices) implementing the foregoing.

20 [Harmonic] Credit Agreement #231730035 “Federal Funds Rate” means, for any day, the rate per annum calculated by the Federal Reserve Bank of New York based on such day’s federal funds transactions by depository institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the federal funds effective rate; provided that if the Federal Funds Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “Fee Letter” means the letter agreement, dated November 29, 2023, among the Company and the Administrative Agent. “Foreign Lender” means, with respect to any Borrower (a) if such Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if such Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction. “Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary. “FRB” means the Board of Governors of the Federal Reserve System of the United States. “Fronting Exposure” means, at any time there is a Defaulting Lender that is a Revolving Lender, (a) with respect to the L/C Issuer, such Defaulting Lender’s Applicable Percentage of the outstanding L/C Obligations other than L/C Obligations as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof, and (b) with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of Swingline Loans other than Swingline Loans as to which such Defaulting Lender’s participation obligation has been reallocated to other Revolving Lenders or Cash Collateralized in accordance with the terms hereof. “FSHCO” means any Subsidiary substantially all of the assets of which constitute the Equity Interests of CFCs. “Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities. “Funding Fee” has the meaning specified in Section 2.09(b)(iii). “GAAP” means generally accepted accounting principles in the United States set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the accounting profession) including, without limitation, the FASB Accounting Standards Codification, that are applicable to the circumstances as of the date of determination, consistently applied and subject to Section 1.03. “Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, the Financial Conduct Authority, the Prudential Regulation Authority and any supra-national bodies such as the European Union or the European Central Bank).

21 [Harmonic] Credit Agreement #231730035 “Guarantee” means, as to any Person, (a) any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation payable or performable by another Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of such Person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation, (ii) to purchase or lease property, securities or services for the purpose of assuring the obligee in respect of such Indebtedness or other obligation of the payment or performance of such Indebtedness or other obligation, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity or level of income or cash flow of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation, or (iv) entered into for the purpose of assuring in any other manner the obligee in respect of such Indebtedness or other obligation of the payment or performance thereof or to protect such obligee against loss in respect thereof (in whole or in part), or (b) any Lien on any assets of such Person securing any Indebtedness of the kind described in clauses (a) through (g) of the definition thereof or other obligation of any other Person, whether or not such Indebtedness or other obligation is assumed or expressly undertaken by such Person (or any right, contingent or otherwise, of any holder of such Indebtedness to obtain any such Lien). The amount of any Guarantee shall be deemed to be an amount equal to the stated or determinable amount of the related primary obligation, or portion thereof, in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by the guaranteeing Person in good faith. The term “Guarantee” as a verb has a corresponding meaning. “Guaranteed Obligations” has the meaning set forth in Section 10.01. “Guarantors” means, collectively, (a) the Subsidiaries of the Company as are or may from time to time become parties to this Agreement pursuant to Section 6.12, and (b) with respect to Additional Secured Obligations owing by any Loan Party or any of its Subsidiaries and any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 10.01 and 10.11) under the Guaranty, each Borrower. “Guaranty” means, collectively, the Guarantee made by the Guarantors under Article X in favor of the Secured Parties, together with each other guaranty delivered pursuant to Section 6.12. “Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law. “Hedge Bank” means any Person in its capacity as a party to a Swap Contract that, (a) at the time it enters into a Swap Contract not prohibited under Articles VI or VII, is a Lender or an Affiliate of a Lender, or (b) at the time it (or its Affiliate) becomes a Lender, is a party to a Swap Contract not prohibited under Articles VI or VII, in each case, in its capacity as a party to such Swap Contract (even if such Person ceases to be a Lender or such Person’s Affiliate ceased to be a Lender); provided that in the case of a Secured Hedge Agreement with a Person who is no longer a Lender (or Affiliate of a Lender), such Person shall be considered a Hedge Bank only through the stated termination date (without extension or renewal) of such Secured Hedge Agreement and provided further that for any of the foregoing to be included as a “Secured Hedge Agreement” on any date of determination by the Administrative Agent, the applicable Hedge Bank (other than the Administrative Agent or an Affiliate of the Administrative Agent) must have delivered a Secured Party Designation Notice to the Administrative Agent prior to such date of determination. “Immaterial Subsidiary” means any Subsidiary that is not Material Subsidiary.

22 [Harmonic] Credit Agreement #231730035 “Increase Effective Date” has the meaning assigned to such term in Section 2.16. “Increase Joinder” has the meaning assigned to such term in Section 2.16(b). “Incremental Commitments” means Incremental Revolving Commitments and/or the Incremental Term Commitments. “Incremental Revolving Commitment” has the meaning assigned to such term in Section 2.16. “Incremental Term Commitment” has the meaning assigned to such term in Section 2.16. “Incremental Term Loan Maturity Date” has the meaning assigned to such term in Section 2.16(c). “Incremental Term Loans” means any loans made pursuant to any Incremental Term Commitments. “Indebtedness” means, as to any Person at a particular time, without duplication, all of the following, whether or not included as indebtedness or liabilities in accordance with GAAP: (a) all obligations of such Person for borrowed money and all obligations of such Person evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all direct or contingent obligations of such Person arising under letters of credit, bankers’ acceptances, bank guaranties, surety bonds and similar instruments; (c) net obligations of such Person under any Swap Contract; (d) all obligations (including, without limitation, earnout obligations) of such Person to pay the deferred purchase price of property or services (other than (x) trade accounts payable in the ordinary course of business and either not past due for more than ninety (90) days or being contested in good faith and for which adequate reserves have been provided with respect to such disputed payable, (y) accruals for payroll and other liabilities, including deferred compensation arrangements, in each case, accrued in the ordinary course of business and (z) earnouts and other contingent acquisition consideration, solely to the extent not required by GAAP to be recorded as a liability of such Person); (e) indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; (f) all Attributable Indebtedness in respect of Capitalized Leases and Synthetic Lease Obligations of such Person; (g) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment in respect of any Disqualified Equity Interest of such Person, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; and (h) all Guarantees of such Person in respect of any of the foregoing.

23 [Harmonic] Credit Agreement #231730035 For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person. The amount of any net obligation under any Swap Contract on any date shall be deemed to be the Swap Termination Value thereof as of such date. “Indemnified Taxes” means all (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes. “Indemnitee” has the meaning specified in Section 11.04(b). “Information” has the meaning specified in Section 11.07(a). “Intellectual Property” has the meaning set forth in the Security Agreement. “Intercompany Debt” has the meaning specified in Section 7.02(d). “Interest Payment Date” means, (a) as to any Term SOFR Loan, the last day of each Interest Period applicable to such Loan and the Maturity Date; provided that if any Interest Period for a Term SOFR Loan exceeds three (3) months, the respective dates that fall every three (3) months after the beginning of such Interest Period shall also be Interest Payment Dates; and (b) as to any Base Rate Loan or Swingline Loan, the last Business Day of each March, June, September and December and the Maturity Date of the Facility under which such Loan was made (with Swingline Loans being deemed made under the Revolving Facility for purposes of this definition). “Interest Period” means as to each Term SOFR Loan, the period commencing on the date such Term SOFR Loan is disbursed or converted to or continued as a Term SOFR Loan and ending on the date one (1), three (3) or six (6) months thereafter, as selected by the Borrower in its Loan Notice (in the case of each requested Interest Period, subject to availability); provided that: (a) any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a Term SOFR Loan such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day; (b) any Interest Period pertaining to a Term SOFR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and (c) no Interest Period shall extend beyond the Maturity Date of the Facility under which such Loan was made. “Investment” means, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of indebtedness of, or purchase or other acquisition of any other indebtedness or interest in, another Person (including any partnership or joint venture interest in such other Person and any arrangement pursuant to which the investor guaranties Indebtedness of such other Person), or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person which constitute all or substantially all of the assets of such

24 [Harmonic] Credit Agreement #231730035 Person or of a division, line of business or other business unit of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested (measured at the time made), without adjustment for subsequent increases or decreases in the value of such Investment but giving effect to any returns or distributions of capital or repayment of principal actually received in cash by such Person with respect thereto (but only to the extent that the aggregate amount of all such returns, distributions and repayments with respect to such Investment does not exceed the principal amount of such Investment). “Involuntary Disposition” means any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property of any Loan Party or any Subsidiary. “IRS” means the United States Internal Revenue Service. “ISP” means the International Standby Practices, International Chamber of Commerce Publication No. 590 (or such later version thereof as may be in effect at the applicable time). “Issuer Documents” means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Subsidiary) or in favor of the L/C Issuer and relating to such Letter of Credit. “Joinder Agreement” means a joinder agreement substantially in the form of Exhibit D executed and delivered in accordance with the provisions of Section 6.12. “JPMCB Receivables Purchaser” means JPMorgan Chase Bank, N.A., a national banking association, in its capacity as “Purchaser” under the Receivables Purchase Agreement (and, for the avoidance of doubt, JPMCB Receivables Purchaser shall not include any successors and/or assigns of JPMorgan Chase Bank, N.A., in its capacity as such Purchaser, unless approved by Administrative Agent in its sole discretion). “Laws” means, collectively, all international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case whether or not having the force of law. “L/C Advance” means, with respect to each Revolving Lender, such Lender’s funding of its participation in any L/C Borrowing in accordance with its Applicable Revolving Percentage. “L/C Borrowing” means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Revolving Borrowing. “L/C Commitment” means the commitment of the L/C Issuer to issue Letters of Credit hereunder. The initial aggregate amount of the L/C Issuer’s Letter of Credit Commitment is $10,000,000. The Letter of Credit Commitment of the L/C Issuer may be modified from time to time by agreement between the L/C Issuer and the Borrower, and notified to the Administrative Agent. “L/C Credit Extension” means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof. “L/C Disbursements” means a payment made by the L/C Issuer pursuant to any Letter of Credit.

25 [Harmonic] Credit Agreement #231730035 “L/C Issuer” means Citibank, JPMorgan Chase Bank, N.A or Wells Fargo Bank, National Association, in each case, in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder. “L/C Obligations” means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts (including all L/C Borrowings). For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “LCA Test Date” has the meaning specified in Section 1.09(a). “Lender” means each of the Persons identified as a “Lender” on the signature pages hereto, each other Person that becomes a “Lender” in accordance with this Agreement and, their successors and assigns and, unless the context requires otherwise, includes the Swingline Lender. “Lender Party” and “Lender Recipient Party” means collectively, the Lenders, the Swing Line Lender and the L/C Issuer. “Lending Office” means, as to the Administrative Agent, the L/C Issuer or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate. “Letter of Credit” means any standby letter of credit issued hereunder and shall include the Existing Letters of Credit. “Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer. “Letter of Credit Fee” has the meaning specified in Section 2.03(m). “Letter of Credit Report” means a certificate substantially the form of Exhibit T or any other form approved by the Administrative Agent. “Letter of Credit Sublimit” means, as of any date of determination, an amount equal to the lesser of (a) $10,000,000 and (b) the Revolving Facility. The Letter of Credit Sublimit is part of, and not in addition to, the Revolving Facility. “Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or otherwise), charge, or preference, priority or other security interest or preferential arrangement in the nature of a security interest of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property and any financing lease having substantially the same economic effect as any of the foregoing).

26 [Harmonic] Credit Agreement #231730035 “Limited Condition Acquisition” means any Acquisition that (a) is not prohibited hereunder, (b) is not conditioned on the availability of, or on obtaining, third-party financing and (c) is completed within ninety (90) months of the execution of the definitive purchase agreement for such Acquisition. “Liquidity” means, as of any date of determination, the sum of Unrestricted Cash (but without giving effect to the dollar cap limitations set forth in clauses (a) and (b) in the definition thereof) plus availability under the Revolving Facility, in each case, as of such date. “Loan” means an extension of credit by a Lender to the Borrower under Article II in the form of a Term Loan, Revolving Loan or a Swingline Loan. “Loan Documents” means, collectively, (a) this Agreement, (b) the Notes, (c) the Guaranty, (d) the Collateral Documents, (e) the Fee Letter, (f) each Issuer Document, (g) each Joinder Agreement, (h) any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14, (i) each Designated Borrower Request and Assumption Agreement, and (j) all other certificates, agreements, documents and instruments executed and delivered, in each case, by or on behalf of any Loan Party pursuant to the foregoing (but specifically excluding any Secured Hedge Agreement or any Secured Cash Management Agreement) and any amendments, restatements, modifications or supplements thereto or to any other Loan Document or waivers hereof or to any other Loan Document; provided that for purposes of Section 11.01, “Loan Documents” shall mean this Agreement, the Guaranty and the Collateral Documents. “Loan Notice” means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Term SOFR Loans pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit E or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Loan Parties” means, collectively, the Borrower, each Designated Borrower and each Guarantor. “Master Agreement” has the meaning set forth in the definition of “Swap Contract.” “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, assets, liabilities (actual or contingent) or financial condition of the Loan Parties and their Subsidiaries taken as a whole; or (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document, or of the ability of any Loan Party to perform its obligations under any Loan Document to which it is a party or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Material Subsidiary” means any Subsidiary of the Company that, together with its Subsidiaries, (a) generates more than 5% of Consolidated EBITDA on a Pro Forma Basis for the four (4) fiscal quarter period most recently ended or (b) has total assets (including equity interests in other Subsidiaries and excluding investments that are eliminated in consolidation) of equal to or greater than 5% of the total assets of the Company and its Subsidiaries, on a consolidated basis as of the end of the most recent four (4) fiscal quarters; provided, however, that if at any time there are Subsidiaries which are not classified as “Material Subsidiaries” but which collectively (i) generate more than 10% of Consolidated EBITDA on a Pro Forma Basis or (ii) have total assets (including equity interests in other Subsidiaries and excluding investments that are eliminated in consolidation) of equal to or greater than 10% of the total assets of the Company and its Subsidiaries on a Consolidated basis, then the Company shall promptly designate one or more of such Subsidiaries (other than any Subsidiary that is an Excluded Subsidiary pursuant to clauses (a) through (c) of such definition) as Material Subsidiaries and cause any such Subsidiaries to comply with the provisions

27 [Harmonic] Credit Agreement #231730035 of Section 6.12 such that, after such Subsidiaries become Guarantors hereunder, the Subsidiaries (other than any Subsidiary that is an Excluded Subsidiary pursuant to clauses (a) through (c) of such definition) that are not Guarantors shall (A) generate less than 10% of Consolidated EBITDA and (B) have total assets of less than 10% of the total assets of the Company and its Subsidiaries on a Consolidated basis. “Maturity Date” means (a) December 21, 2028 and (b) with respect to any Incremental Term Loans, the Incremental Term Loan Maturity Date; provided that, in each case, if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day. “Measurement Period” means, as of any date of determination, the period of four (4) consecutive fiscal quarters ended on or immediately prior to such date for which financial statements of the Company and its Subsidiaries have been delivered to the Administrative Agent hereunder. “Minimum Collateral Amount” means, at any time, (a) with respect to Cash Collateral consisting of cash or deposit account balances, an amount equal to 103% of the Fronting Exposure of the L/C Issuer with respect to Letters of Credit issued and outstanding at such time and (b) otherwise, an amount determined by the Administrative Agent and the L/C Issuer in their sole discretion. “Moody’s” means Moody’s Investors Service, Inc. and any successor thereto. “Multiemployer Plan” means any employee benefit plan of the type described in Section 4001(a)(3) of ERISA, to which the Borrower or any ERISA Affiliate makes or is obligated to make contributions, or during the preceding five (5) plan years, has made or been obligated to make contributions. “Net Cash Proceeds” means the aggregate cash or Cash Equivalents proceeds received by the Company or any Subsidiary in respect of any Disposition, Extraordinary Receipt or Involuntary Disposition, net of (a) direct costs incurred in connection therewith (including, without limitation, legal, accounting and investment banking fees and sales commissions), (b) taxes paid or payable as a result thereof and (c) in the case of any Disposition or any Involuntary Disposition, the amount necessary to retire any Indebtedness secured by a Permitted Lien (ranking senior to any Lien of the Administrative Agent) on the related property; it being understood that “Net Cash Proceeds” shall include, without limitation, any cash or Cash Equivalents received upon the sale or other disposition of any non-cash consideration received by the Company or any Subsidiary in any Disposition or Involuntary Disposition. “New Revolving Lender” has the meaning specified in Section 2.16(c). “Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders, in accordance with the terms of Section 11.01 and (b) has been approved by the Required Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Note” means a Term Note or a Revolving Note, as the context may require. “Notes Repayment” has the meaning specified in Section 6.11. “Notes Repayment Consummation Date” means the date on which the Convertible Notes are no longer outstanding.

28 [Harmonic] Credit Agreement #231730035 “Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit K or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer. “Obligations” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan, or Letter of Credit (including any Erroneous Payment Subrogation Rights) and (b) all costs and expenses incurred in connection with enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, expenses and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest, expenses and fees are allowed claims in such proceeding; provided that, without limiting the foregoing, the Obligations of a Loan Party shall exclude any Excluded Swap Obligations with respect to such Loan Party. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Officer’s Certificate” means a certificate substantially the form of Exhibit L or any other form approved by the Administrative Agent. “Organization Documents” means, (a) with respect to any corporation, the charter or certificate or articles of incorporation and the bylaws (or equivalent or comparable constitutive documents with respect to any non-U.S. jurisdiction); (b) with respect to any limited liability company, the certificate or articles of formation or organization and operating agreement or limited liability company agreement (or equivalent or comparable documents with respect to any non-U.S. jurisdiction); (c) with respect to any partnership, joint venture, trust or other form of business entity, the partnership, joint venture or other applicable agreement of formation or organization (or equivalent or comparable documents with respect to any non- U.S. jurisdiction) and (d) with respect to all entities, any agreement, instrument, filing or notice with respect thereto filed in connection with its formation or organization with the applicable Governmental Authority in the jurisdiction of its formation or organization (or equivalent or comparable documents with respect to any non-U.S. jurisdiction). “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 3.06). “Outstanding Amount” means (a) with respect to Term Loans, Revolving Loans and Swingline Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any Borrowings and prepayments or repayments of Term Loans, Revolving Loans and Swingline Loans, as the case may

29 [Harmonic] Credit Agreement #231730035 be, occurring on such date; and (b) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts. “Participant” has the meaning specified in Section 11.06(d). “Participant Register” has the meaning specified in Section 11.06(d). “Patriot Act” has the meaning specified in Section 11.19. “Payment Recipient” has the meaning specified in Section 9.13(a). “PBGC” means the Pension Benefit Guaranty Corporation. “Pension Funding Rules” means the rules of the Code and ERISA regarding minimum funding standards with respect to Pension Plans and set forth in Sections 412, 430, 431, 432 and 436 of the Code and Sections 302, 303, 304 and 305 of ERISA. “Pension Plan” means any employee pension benefit plan (including a Multiple Employer Plan) that is maintained or is contributed to by the Borrower and any ERISA Affiliate or with respect to which the Borrower or any ERISA Affiliate has any liability and is either covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code or Section 302 of ERISA. “Permitted Acquisition” means an Acquisition by a Loan Party (the Person or division, line of business or other business unit of the Person to be acquired in such Acquisition shall be referred to herein as the “Target”), in each case that is a type of business (or assets used in a type of business) permitted to be engaged in by the Company and its Subsidiaries pursuant to the terms of this Agreement, in each case so long as, and, in the case of a Limited Condition Acquisition, subject to Section 1.09: (a) no Default shall then exist or would exist after giving effect thereto; (b) the Loan Parties shall demonstrate to the reasonable satisfaction of the Administrative Agent that, after giving effect to the Acquisition on a Pro Forma Basis, (i) the Loan Parties are in Pro Forma Compliance with the Consolidated Fixed Charge Coverage Ratio set forth in Section 7.11 and (ii) the Consolidated Net Leverage Ratio shall be no greater than 0.50:1.00 inside the then-applicable covenant set forth in Section 7.11 (after giving effect to any step-up for such Permitted Acquisition, as set forth in Section 7.11(b)), calculated using the same Measurement Period used to determine Pro Forma Compliance; (c) the Administrative Agent, on behalf of the Secured Parties, shall have received (or shall receive in connection with the closing of such Acquisition) a first priority perfected security interest (subject to Permitted Liens), to extent required by the Collateral Documents, in all property constituting Collateral (including, without limitation, Equity Interests) acquired with respect to the Target in accordance with the terms of Section 6.13 and the Target, if a Person, shall have executed a Joinder Agreement in accordance with, and to the extent required by, the terms of Section 6.12; (d) the Administrative Agent and the Lenders shall have received (i) not less than ten (10) days (or such shorter period as the Administrative Agent may agree) prior to the consummation of any such Acquisition (x) a description of the material terms of such Acquisition, (y) audited financial statements (or, if unavailable, management-prepared financial statements) of the Target

30 [Harmonic] Credit Agreement #231730035 for its two most recent fiscal years and for any fiscal quarters ended within the fiscal year to date, and (z) for the ensuing four (4) fiscal quarters after such Acquisition, Consolidated projected income statements of the Company and its Subsidiaries (giving effect to such Acquisition), and (ii) not less than five (5) Business Days prior to the consummation of any Permitted Acquisition with a purchase price in excess of $15,000,000, a Permitted Acquisition Certificate, executed by a Responsible Officer of the Borrower certifying that such Permitted Acquisition complies with the requirements of this Agreement; (e) such Acquisition shall not be a “hostile” Acquisition and shall have been approved by the board of directors (or equivalent) and/or shareholders (or equivalent) of the applicable Loan Party and the Target; and (f) the Cost of Acquisition paid by the Loan Parties and their Subsidiaries during the term of this Agreement for (x) the Equity Interests of a Target that does not become a Loan Party or (y) the assets acquired that do not constitute Collateral shall not exceed $20,000,000. “Permitted Acquisition Certificate” means a certificate substantially the form of Exhibit F or any other form approved by the Administrative Agent. “Permitted Liens” has the meaning set forth in Section 7.01. “Permitted Non-Recourse Receivables Financing” means (x) the Receivables Purchase Agreement, and (y) any other transaction or transactions whereby the Company or a Loan Party enters into a receivables purchase, factoring or other similar facilities and, in each case: (a) the Administrative Agent and the Lenders shall have received not less than ten (10) days (or such shorter period as the Administrative Agent may agree) prior notice of the intended consummation of such facility; (b) the aggregate principal amount of all such facilities, taken together, shall not exceed, at the time of incurrence of each such facility, the greater of (x) $50,000,000 and (y) 50% of Consolidated EBITDA for the then-most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable (c) such transaction shall be without recourse to the Company or such Loan Party other than customary recourse terms provided for in the applicable documentation (and solely in connection with the customary representations made with respect to the applicable Accounts or drafts/bills of exchange); (d) any discount rate applicable to such transaction shall be reasonable and customary based on market terms at such time; and (e) prior to, or after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing. “Permitted Transfers” means (a) Dispositions of inventory in the ordinary course of business; (b) Dispositions of property to the Borrower or any Subsidiary; provided that if the transferor of such property is a Loan Party then the transferee thereof must be a Loan Party; (c) Dispositions of accounts receivable in connection with the collection, settlement or compromise thereof; (d) licenses, sublicenses, leases or subleases granted to others not interfering in any material respect with the business of the Company and its Subsidiaries; (e) the sale or disposition of Cash Equivalents for fair market value, (f) Dispositions of

31 [Harmonic] Credit Agreement #231730035 Purchased Accounts pursuant to the Permitted Non-Recourse Receivables Financing, (g) the abandonment, expiration, cancellation, non-renewal or discontinuance of intellectual property rights, which, in the reasonable business judgment of the Company, is not material to the business of the Company and its Subsidiaries, taken as a whole, (h) the termination, unwinding or settlement of any Swap Contract, (i) the use or transfer of cash in a manner that is not prohibited by this Agreement, (j) Dispositions permitted by Section 7.13 and (k) to the extent constituting a Disposition, Permitted Liens. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity. “Plan” means any employee pension benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan) that is subject to Title IV of ERISA, maintained for employees of the Borrower or any ERISA Affiliate or any such Plan to which the Borrower or any ERISA Affiliate is required to contribute on behalf of any of its employees. “Platform” has the meaning specified in Section 6.02(o). “Pledged Equity” has the meaning specified in the Security Agreement. “Pro Forma Basis” and “Pro Forma Effect” means, for any Disposition of all or substantially all of a division or a line of business or for any Acquisition, whether actual or proposed, for purposes of determining compliance with the financial covenants set forth in Section 7.11, each such transaction or proposed transaction shall be deemed to have occurred on and as of the first day of the relevant Measurement Period, and the following pro forma adjustments shall be made: (a) in the case of an actual or proposed Disposition, all income statement items (whether positive or negative) attributable to the line of business or the Person subject to such Disposition shall be excluded from the results of the Company and its Subsidiaries for such Measurement Period; (b) in the case of an actual or proposed Acquisition, income statement items (whether positive or negative) attributable to the property, line of business or the Person subject to such Acquisition shall be included in the results of the Company and its Subsidiaries for such Measurement Period; (c) interest accrued during the relevant Measurement Period on, and the principal of, any Indebtedness repaid or to be repaid or refinanced in such transaction shall be excluded from the results of the Company and its Subsidiaries for such Measurement Period; and (d) any Indebtedness actually or proposed to be incurred or assumed in such transaction shall be deemed to have been incurred as of the first day of the applicable Measurement Period, and interest thereon shall be deemed to have accrued from such day on such Indebtedness at the applicable rates provided therefor (and in the case of interest that does or would accrue at a formula or floating rate, at the rate in effect at the time of determination) and shall be included in the results of the Company and its Subsidiaries for such Measurement Period. “Pro Forma Compliance” means, with respect to any transaction, that such transaction does not cause, create or result in a Default after giving Pro Forma Effect, based upon the results of operations for the most recently completed Measurement Period to (a) such transaction and (b) all other transactions which are contemplated or required to be given Pro Forma Effect hereunder that have occurred on or after the first day of the relevant Measurement Period.

32 [Harmonic] Credit Agreement #231730035 “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” has the meaning specified in Section 6.02(o). “Purchased Account” means an Account, draft or bill of exchange which is purchased by JPMCB Receivables Purchaser or any other purchaser of Accounts from time to time pursuant to any Permitted Non-Recourse Receivables Financing. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” has the meaning specified in Section 11.21. “Qualified ECP Guarantor” means, at any time, each Loan Party with total assets exceeding $10,000,000 or that qualifies at such time as an “eligible contract participant” under the Commodity Exchange Act and can cause another Person to qualify as an “eligible contract participant” at such time under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualifying Control Agreement” means an agreement, among a Loan Party, a depository institution or securities intermediary and the Administrative Agent, which agreement is in form and substance reasonably acceptable to the Administrative Agent and which provides the Administrative Agent with “control” (as such term is used in Article 9 of the UCC) over the deposit account(s) or securities account(s) described therein. “Receivables Purchase Agreement” means that certain Master Receivables Purchase Agreement dated as of the September 29, 2023, among the Company, JPMCB Receivables Purchaser and certain other parties thereto (as may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms and conditions of Section 7.12), whereby the Company may sell certain Purchased Accounts to JPMCB Receivables Purchaser. “Receivables Purchase Collections Account” means an account maintained by the Company with JPMorgan Chase Bank, N.A., or with any other purchaser of Accounts in respect of any Permitted Non- Recourse Receivables Financing, for purposes of collecting the proceeds received from the applicable Account Debtor with respect to the Purchased Accounts and designated as the collections account under the applicable agreement in respect of such Permitted Non-Recourse Receivables Financing. “Recipient” means the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of any Loan Party hereunder. “Register” has the meaning specified in Section 11.06(c). “Regulation U” means Regulation U of the FRB, as in effect from time to time and all official rulings and interpretations thereunder or thereof. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors, consultants, service providers and representatives of such Person and of such Person’s Affiliates.

33 [Harmonic] Credit Agreement #231730035 “Release” means any release, spill, emission, discharge, deposit, disposal, leaking, pumping, pouring, dumping, emptying, injection or leaching into the Environment, or into, from or through any building, structure or facility. “Reportable Event” means any of the events set forth in Section 4043(c) of ERISA, other than events for which the thirty (30) day notice period has been waived. “Request for Credit Extension” means (a) with respect to a Borrowing, conversion or continuation of Term Loans or Revolving Loans, a Loan Notice, (b) with respect to an L/C Credit Extension, a Letter of Credit Application, and (c) with respect to a Swingline Loan, a Swingline Loan Notice. “Required Lenders” means, at any time, at least two (2) Lenders that are not Affiliates having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders at such time. The Total Credit Exposure of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided that, the amount of any participation in any Swingline Loan and Unreimbursed Amounts that such Defaulting Lender has failed to fund that have not been reallocated to and funded by another Lender shall be deemed to be held by the Lender that is the Swingline Lender or the L/C Issuer, as the case may be, in making such determination; provided further that, this definition is subject to Section 3.03. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Rescindable Amount” has the meaning specified in Section 2.12(b)(ii). “Resignation Effective Date” has the meaning set forth in Section 9.06(a). “Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party and, solely for purposes of the delivery of incumbency certificates pursuant to Section 4.01(b), the secretary or any assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, in form and substance satisfactory to the Administrative Agent. “Restricted Payment” means (a) any dividend or other distribution, direct or indirect, on account of any shares (or equivalent) of any class of Equity Interests of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (b) any redemption, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any shares (or equivalent) of any class of Equity Interests of the Borrower or any of its Subsidiaries, now or hereafter outstanding, (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of Equity Interests of any Loan Party or any of its Subsidiaries, now or hereafter outstanding and (d) any Convertible Notes Equity Repurchase Payment. For the avoidance of doubt, any payments of cash or deliveries in shares of Equity Interests (or other securities or property following a merger event, reclassification or other change of the Equity Interests) (and cash in lieu of fractional shares) pursuant to the terms of, and otherwise in performance of its obligations under, the Convertible Notes (including, without limitation, making payments of interest and principal thereon, making payments due upon required repurchase thereof and/or making payments and deliveries upon conversion or settlement thereof) shall not constitute a Restricted Payment.

34 [Harmonic] Credit Agreement #231730035 “Revolving Borrowing” means a borrowing consisting of simultaneous Revolving Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Revolving Lenders pursuant to Section 2.01(b). “Revolving Commitment” means, as to each Revolving Lender, its obligation to (a) make Revolving Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations, and (c) purchase participations in Swingline Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01(b) under the caption “Revolving Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Revolving Commitment of all of the Revolving Lenders on the Closing Date shall be $120,000,000. “Revolving Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in L/C Obligations and Swingline Loans at such time. “Revolving Facility” means, at any time, the aggregate amount of the Revolving Lenders’ Revolving Commitments at such time. “Revolving Lender” means, at any time, (a) so long as any Revolving Commitment is in effect, any Lender that has a Revolving Commitment at such time or (b) if the Revolving Commitments have terminated or expired, any Lender that has a Revolving Loan or a participation in L/C Obligations or Swingline Loans at such time. “Revolving Loan” has the meaning specified in Section 2.01(b). “Revolving Note” means a promissory note made by the Borrower in favor of a Revolving Lender evidencing Revolving Loans or Swingline Loans, as the case may be, made by such Revolving Lender, substantially in the form of Exhibit G. “S&P” means Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global Inc., and any successor thereto. “Sale and Leaseback Transaction” means, with respect to any Loan Party or any Subsidiary, any arrangement, directly or indirectly, with any Person whereby such Loan Party or such Subsidiary shall sell or transfer any property used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred. “Sanction(s)” means any sanction administered or enforced by the United States Government (including, without limitation, OFAC), the United Nations Security Council, the Hong Kong Monetary Authority, the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authority. “SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Cash Management Agreement” means any Cash Management Agreement between the any Loan Party and any of its Subsidiaries and any Cash Management Bank.

35 [Harmonic] Credit Agreement #231730035 “Secured Hedge Agreement” means any interest rate, currency, foreign exchange, or commodity Swap Contract required by or not prohibited under Article VI or VII between any Loan Party or any of its Subsidiaries and any Hedge Bank. “Secured Obligations” means all Obligations and all Additional Secured Obligations. “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks, the Cash Management Banks, the Indemnitees and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.05. “Secured Party Designation Notice” means a notice from any Lender or an Affiliate of a Lender substantially in the form of Exhibit H. “Securities Act” means the Securities Act of 1933, including all amendments thereto and regulations promulgated thereunder. “Security Agreement” means the security and pledge agreement, dated as of the Closing Date, executed in favor of the Administrative Agent by each of the Loan Parties. “Shareholders’ Equity” means, as of any date of determination, consolidated shareholders’ equity of the Company and its Subsidiaries as of such date, determined in accordance with GAAP. “SOFR” means the Secured Overnight Financing Rate as administered by the Federal Reserve Bank of New York (or a successor administrator). “SOFR Adjustment” means (a) with respect to Daily Simple SOFR means 0.10% (10 basis points); and (b) with respect to Term SOFR means 0.10% (10 basis points) for an Interest Period of one-month’s, three-months’ or six-months’ duration. “Solvency Certificate” means a solvency certificate in substantially in the form of Exhibit I. “Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (e) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specified Loan Party” means any Loan Party that is not then an “eligible contract participant” under the Commodity Exchange Act (determined prior to giving effect to Section 10.11). “Specified Permitted Acquisition” means a Permitted Acquisition, the total consideration (including maximum potential total amount of all deferred payment obligations (including earn-outs) and Indebtedness assumed or incurred) for which equals or exceeds $40,000,000.

36 [Harmonic] Credit Agreement #231730035 “Subsidiary” of a Person means a corporation, partnership, joint venture, limited liability company or other business entity of which a majority of the shares of Voting Stock is at the time beneficially owned, or the management of which is otherwise controlled, directly, or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise specified, all references herein to a “Subsidiary” or to “Subsidiaries” shall refer to a Subsidiary or Subsidiaries of the Company. “Successor Rate” has the meaning specified in Section 3.03(b). “Supported QFC” has the meaning specified in Section 11.21. “Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided that any instrument described in clause (a) or (b) in respect of any Equity Interest issued by the Company or any of its Affiliates, including, for the avoidance of doubt, (x) any phantom stock or similar plan (including any stock option plan) providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Company or any of its Affiliates and (y) any stock option or warrant agreement for the purchase of Equity Interests of the Company or any of its Affiliates, shall not constitute a Swap Contract. “Swap Obligations” means with respect to any Loan Party any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Swap Termination Value” means, in respect of any one or more Swap Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Swap Contracts, (a) for any date on or after the date such Swap Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Swap Contracts, as determined in good faith by the Company in accordance with the terms thereof based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Swap Contracts (which may include a Lender or any Affiliate of a Lender). “Swingline Borrowing” means a borrowing of a Swingline Loan pursuant to Section 2.04. “Swingline Commitment” means, as to any Lender (a) the amount set forth opposite such Lender’s name on Schedule 2.01 hereof or (b) if such Lender has entered into an Assignment and Assumption or has otherwise assumed a Swingline Commitment after the Closing Date, the amount set forth for such Lender as its Swingline Commitment in the Register maintained by the Administrative Agent pursuant to Section 11.06(c). The Swingline Commitment of the Swingline Lender may be modified from time to time by agreement between the Swingline Lender and the Borrower, and notified to the Administrative Agent.

37 [Harmonic] Credit Agreement #231730035 “Swingline Lender” means Citibank, in its capacity as provider of Swingline Loans, or any successor swingline lender hereunder. “Swingline Loan” has the meaning specified in Section 2.04(a). “Swingline Loan Notice” means a notice of a Swingline Borrowing pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit J or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower. “Swingline Sublimit” means an amount equal to the lesser of (a) $10,000,000 and (b) the Revolving Facility. The Swingline Sublimit is part of, and not in addition to, the Revolving Facility. “Synthetic Lease Obligation” means the monetary obligation of a Person under (a) a so-called synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property (including Sale and Leaseback Transactions), in each case, creating obligations that do not appear on the balance sheet of such Person but which, upon the application of any Debtor Relief Laws to such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment). “Target” has the meaning set forth in the definition of “Permitted Acquisition.” “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Borrowing” means a borrowing consisting of simultaneous Term Loans of the same Type and, in the case of Term SOFR Loans, having the same Interest Period made by each of the Term Lenders pursuant to Section 2.01(a). “Term Commitment” means, as to each Term Lender, its obligation to make Term Loans to the Borrower pursuant to Section 2.01(a) in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Term Lender’s name on Schedule 1.01(b) under the caption “Term Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Term Commitment of all of the Term Lenders on the Closing Date shall be $40,000,000. “Term Facility” means, at any time, (a) at any time during the Availability Period in respect of such Facility, the sum of (i) the aggregate amount of the Term Commitments at such time and (ii) the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time and (b) thereafter, the aggregate principal amount of the Term Loans of all Term Lenders outstanding at such time. “Term Lender” means (a) at any time on or prior to the Closing Date, any Lender that has a Term Commitment at such time, (b) at any time during the Availability Period in respect of the Term Facility, any Lender that has a Term Commitment or that holds Term Loans at such time and (c) at any time after the Availability Period in respect of the Term Facility, any Lender that holds Term Loans at such time. “Term Loan” means an advance made by any Term Lender under the Term Facility.

38 [Harmonic] Credit Agreement #231730035 “Term Note” means a promissory note made by the Borrower in favor of a Term Lender evidencing Term Loans made by such Term Lender, substantially in the form of Exhibit N. “Term SOFR” means: (a) for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and (b) (b) for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to such date with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term; provided that if the Term SOFR determined in accordance with either of the foregoing provisions (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement. “Term SOFR Loan” means a Loan that bears interest at a rate based on clause (a) of the definition of Term SOFR. “Term SOFR Screen Rate” means the forward-looking SOFR term rate administered by CME (or any successor administrator satisfactory to the Administrative Agent) and published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time). “Threshold Amount” means $7,500,000. “Total Credit Exposure” means, as to any Lender at any time, the unused Commitments, Revolving Exposure and Outstanding Amount of all Term Loans of such Lender at such time. “Total Revolving Exposure” means, as to any Revolving Lender at any time, the unused Commitments and Revolving Exposure of such Revolving Lender at such time. “Total Revolving Outstandings” means, as of any date of determination, the aggregate Outstanding Amount of all Revolving Loans, Swingline Loans and L/C Obligations as of such date. “Type” means, with respect to a Loan, its character as a Base Rate Loan or a Term SOFR Loan. “UCC” means the Uniform Commercial Code as in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non- perfection or priority.

39 [Harmonic] Credit Agreement #231730035 “UCP” means the Uniform Customs and Practice for Documentary Credits, International Chamber of Commerce Publication No. 600 (or such later version thereof as may be in effect at the applicable time). “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person subject to IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “United States” and “U.S.” mean the United States of America. “Unreimbursed Amount” has the meaning specified in Section 2.03(f). “Unrestricted Cash” means, as of any date of determination, the aggregate amount of cash and Cash Equivalents of the Loan Parties in an aggregate amount equal to the greater of (a) 50% of Consolidated EBITDA for the most recently completed four (4) fiscal quarters of such Loan Parties for which financial statements have been delivered pursuant to Section 6.01 and (b) $60,000,000, in each case, so long as such cash and Cash Equivalents (i) do not appear (and are not required to appear) as “restricted” on the consolidated balance sheet of such Loan Party (unless such appearance is related to the Liens granted to the Administrative Agent to secure the Secured Obligations), (ii) are not subject to any Lien in favor of any person other than (A) the Administrative Agent and (B) bankers’ liens arising in connection with depository relations or securities accounts entered into in the ordinary course of business and (iii) are otherwise generally available for use by such Loan Parties, in each case, solely to the extent any such cash and Cash Equivalents are (or would be) included on the balance sheet of such Loan Parties, in each case, as of such date of determination. “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Loan Party” means any Loan Party that is organized under the laws of the United States, any state thereof for the District of Columbia. “U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes” has the meaning specified in Section 11.21. “U.S. Tax Compliance Certificate” has the meaning specified in Section 3.01(f)(ii)(B)(3). “VBS Restructuring” means any restructuring (including, any intercompany asset transfers, intercompany distributions, intercompany capital contributions (including the creation of any new Subsidiaries), intercompany investments) or intercompany reorganization, in each case, of the Company and its Subsidiaries that the Company determines in good faith is necessary or appropriate to facilitate the Video Business Sale or achieve synergies in connection with such Video Business Sale, so long as (i) if a Borrower is party to any merger or consolidation as part of such reorganization or restructuring transactions, such Borrower shall be the surviving entity, (ii) the Loan Parties are in compliance with Section 6.12 (but

40 [Harmonic] Credit Agreement #231730035 subject to Section 6.17), (iii) the value of the Collateral securing the Obligations, when taken as a whole, is not materially reduced after giving effect to such reorganization or restructuring transaction (as reasonably determined by the Company in consultation with the Administrative Agent), and (iv) the security interest of the Administrative Agent, on behalf of the Secured Parties, in the Collateral, when taken as a whole, is not adversely impacted in any material respect after giving effect to such reorganization or restructuring transaction (as reasonably determined by the Company in consultation with the Administrative Agent). “Video Business Sale” means the Disposition of certain assets of the Company and its Subsidiaries as discussed and contemplated in the Company’s third quarter 2023 results announcement on October 30, 2023 and as such sale is more fully described on Schedule 1.01(d) to the Disclosure Letter. “Voting Stock” means, with respect to any Person, Equity Interests issued by such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even though the right to so vote has been suspended by the happening of such contingency. “Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. 1.02 Other Interpretive Provisions. With reference to this Agreement and each other Loan Document, unless otherwise specified herein or in such other Loan Document: (a) The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document (including the Loan Documents and any Organization Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, amended and restated, modified, extended, restated, replaced or supplemented from time to time (subject to any restrictions on such amendments, supplements or modifications set forth herein or in any other Loan Document), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “hereto,” “herein,” “hereof” and “hereunder,” and words of similar import when used in any Loan Document, shall be construed to refer to such Loan Document in its entirety and not to any particular provision thereof, (iv) all references in a Loan Document to Articles, Sections, Preliminary Statements, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Preliminary Statements, Exhibits and Schedules to, the Loan Document in which such references appear, (v) any reference to any law shall include all statutory and regulatory rules, regulations, orders and provisions consolidating, amending, replacing or interpreting such law and any reference to any law, rule or regulation shall, unless

41 [Harmonic] Credit Agreement #231730035 otherwise specified, refer to such law, rule or regulation as amended, modified, extended, restated, replaced or supplemented from time to time, and (vi) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. Any and all references to “Borrower” regardless of whether preceded by the term “a”, “any”, “each of”, “all”, “and/or”, or any other similar term shall be deemed to refer, as the context requires, to each and every (and/or any, one or all) parties constituting a Borrower, individually and/or in the aggregate. Any and all references to “L/C Issuer” regardless of whether preceded by the term “a”, “any”, “each of”, “all”, “and/or”, or any other similar term shall be deemed to refer, as the context requires, to each and every (and/or any, one or all) parties constituting a L/C Issuer, individually and/or in the aggregate. (b) In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including;” the words “to” and “until” each mean “to but excluding;” and the word “through” means “to and including.” (c) Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Agreement or any other Loan Document. (d) Any reference herein to a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, shall be deemed to apply to a division of or by a limited liability company, or an allocation of assets to a series of a limited liability company (or the unwinding of such a division or allocation), as if it were a merger, transfer, consolidation, amalgamation, assignment, sale, disposition or transfer, or similar term, as applicable, to, of or with a separate Person. Any division of a limited liability company shall constitute a separate Person hereunder (and each division of any limited liability company that is a Subsidiary, joint venture or any other like term shall also constitute such a Person or entity). 1.03 Accounting Terms. (a) Generally. All accounting terms not specifically or completely defined herein shall be construed in conformity with, and all financial data (including financial ratios and other financial calculations) required to be submitted pursuant to this Agreement shall be prepared in conformity with, GAAP applied on a consistent basis, as in effect from time to time, applied in a manner consistent, generally and in all material respects, with that used in preparing the Audited Financial Statements, except as otherwise specifically prescribed herein. Notwithstanding the foregoing, (a) for purposes of determining compliance with any covenant (including the computation of any financial covenant) contained herein, Indebtedness of the Company and its Subsidiaries shall be deemed to be carried at 100% of the outstanding principal amount thereof, and the effects of FASB ASC 825 and FASB ASC 470–20 on financial liabilities shall be disregarded, and (b) any obligations of a Person that are or would have been treated as operating leases for purposes of GAAP prior to the implementation of Financial Accounting Standards Board ASU No. 2016-02, Leases (Topic 842) and any interpretations thereof (“ASU 842”) shall continue to be accounted for as operating leases for purposes of all financial definitions, calculations and covenants for purpose of this Agreement (other than for purposes of the delivery of financial statements prepared in accordance with GAAP), notwithstanding the fact that such obligations are required in accordance with ASU 842 to be treated as capitalized lease or finance lease obligations in accordance with GAAP. (b) Changes in GAAP. If at any time any change in GAAP (or in the application thereof) would affect the computation of any financial ratio or requirement set forth in any Loan

42 [Harmonic] Credit Agreement #231730035 Document, and either the Company or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (or in the application thereof) (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein (or in the application thereof) and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP (or in the application thereof). (c) Consolidation of Variable Interest Entities. All references herein to Consolidated financial statements of Company and its Subsidiaries or to the determination of any amount for Company and its Subsidiaries on a Consolidated basis or any similar reference shall, in each case, be deemed to include each variable interest entity that Company is required to consolidate pursuant to FASB ASC 810 as if such variable interest entity were a Subsidiary as defined herein. (d) Pro Forma Treatment. Each Disposition of all or substantially all of a line of business, and each Acquisition, by the Company and its Subsidiaries that is consummated during any Measurement Period shall, for purposes of determining compliance with the financial covenants set forth in Section 7.11 and for purposes of determining the Applicable Rate, be given Pro Forma Effect as of the first day of such Measurement Period. (e) For purposes of determining the permissibility of any action, change, transaction, or other event (each of the foregoing, a “Proposed Event”) that requires a calculation of any financial ratio or test (including, without limitation, Section 7.11, any Consolidated Leverage Ratio test, any Consolidated Fixed Charge Coverage Ratio test, and/or the amount of Consolidated EBITDA), such financial ratio or test shall be calculated at the time such action is taken (subject to Section 1.09), such change is made, such transaction is consummated or such event occurs, as the case may be (any such time, the “Reference Time”). No Default or Event of Default shall be deemed to have occurred as a result of the Proposed Event having occurred notwithstanding the fact that a change in such financial ratio or test occurred after the applicable Reference Time which would have otherwise made the Proposed Event impermissible hereunder. 1.04 Rounding. Any financial ratios required to be maintained by the Borrower pursuant to this Agreement shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed herein and rounding the result up or down to the nearest number (with a rounding-up if there is no nearest number). 1.05 Times of Day. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable). 1.06 Letter of Credit Amounts. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more

43 [Harmonic] Credit Agreement #231730035 automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time. 1.07 Interest Rates. The Administrative Agent does not warrant, nor accept responsibility, nor shall the Administrative Agent have any liability with respect to the administration, submission or any other matter related to any reference rate referred to herein or with respect to any rate (including, for the avoidance of doubt, the selection of such rate and any related spread or other adjustment) that is an alternative or replacement for or successor to any such rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or the effect of any of the foregoing, or of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions or other activities that affect any reference rate referred to herein, or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing) or any related spread or other adjustments thereto, in each case, in a manner adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any reference rate referred to herein or any alternative, successor or replacement rate (including, without limitation, any Successor Rate) (or any component of any of the foregoing), in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or other action or omission related to or affecting the selection, determination, or calculation of any rate (or component thereof) provided by any such information source or service. 1.08 UCC Terms. Terms defined in the UCC in effect on the Closing Date and not otherwise defined herein shall, unless the context otherwise indicates, have the meanings provided by those definitions. Subject to the foregoing, the term “UCC” refers, as of any date of determination, to the UCC then in effect. 1.09 Limited Condition Acquisitions. In the event that the Company notifies the Administrative Agent in writing that any proposed Acquisition is a Limited Condition Acquisition and that the Company wishes to test the conditions to such Acquisition and the Indebtedness that is to be used to finance such Acquisition in accordance with this Section 1.09 (but subject, if applicable, to Section 2.16), then the following provisions shall apply: (a) any condition to such Limited Condition Acquisition or such Indebtedness that requires that no Default shall have occurred and be continuing at the time of such Limited Condition Acquisition or the incurrence of such Indebtedness, shall be satisfied if (i) no Default shall have occurred and be continuing at the time of the execution of the definitive purchase agreement, merger agreement or other acquisition agreement governing such Limited Condition Acquisition (the “LCA Test Date”) and (ii) no Default under any of Section 8.01(a) or 8.01(f) shall have occurred and be continuing both immediately before and immediately after giving effect to such Limited Condition Acquisition and any Indebtedness incurred in connection therewith (including any such additional Indebtedness); (b) any condition to such Limited Condition Acquisition or such Indebtedness that the representations and warranties in this Agreement and the other Loan Documents shall be true and correct at the time of consummation of such Limited Condition Acquisition or the incurrence of such Indebtedness shall be deemed satisfied if (i) all representations and warranties in this Agreement and the other Loan

44 [Harmonic] Credit Agreement #231730035 Documents are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) as of the LCA Test Date, or if such representation speaks as of an earlier date, as of such earlier date and (ii) as of the date of consummation of such Limited Condition Acquisition, (A) the representations and warranties under the relevant definitive agreement governing such Limited Condition Acquisition as are material to the lenders providing such Indebtedness shall be true and correct, but only to the extent that the Company or its applicable Subsidiary has the right to terminate its obligations under such agreement or otherwise decline to close such Limited Condition Acquisition as a result of a breach of such representations and warranties or the failure of those representations and warranties to be true and correct and (B) certain of the representations and warranties in this Agreement and the other Loan Documents which are customary for similar “funds certain” financings and required by the lenders providing such Indebtedness shall be true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects); (c) any financial ratio test or condition to be tested in connection with such Limited Condition Acquisition and the availability of such Indebtedness will be tested as of the LCA Test Date, in each case, after giving effect to the relevant Limited Condition Acquisition and related incurrence of Indebtedness, on a Pro Forma Basis where applicable, and, for the avoidance of doubt, (i) such ratios and baskets shall not be tested at the time of consummation of such Limited Condition Acquisition and (ii) if any of such ratios are exceeded or conditions are not met following the LCA Test Date, but prior to the closing of such Limited Condition Acquisition, as a result of fluctuations in such ratio or amount (including due to fluctuations in Consolidated EBITDA of the Company or the Person subject to such Limited Condition Acquisition), at or prior to the consummation of the relevant transaction or action, such ratios will not be deemed to have been exceeded and such conditions will not be deemed unmet as a result of such fluctuations solely for purposes of determining whether the relevant transaction or action is permitted to be consummated or taken; (d) except as provided in the next sentence, in connection with any subsequent calculation of any ratio or basket on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated and the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated (i) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have been consummated and (ii) assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. Notwithstanding the foregoing, any calculation of a ratio in connection with determining the Applicable Rate and determining whether or not the Company is in compliance with the financial covenants set forth in Section 7.11 shall, in each case be calculated assuming such Limited Condition Acquisition and other transactions in connection therewith (including the incurrence or assumption of Indebtedness) have not been consummated. The foregoing provisions shall apply with similar effect during the pendency of multiple Limited Condition Acquisitions such that each of the possible scenarios is separately tested.

45 [Harmonic] Credit Agreement #231730035 ARTICLE II COMMITMENTS AND CREDIT EXTENSIONS 2.01 Loans. (a) Term Borrowing. Subject to the terms and conditions set forth herein, each Term Lender severally agrees to make up to three (3) term loans to the Borrower, in Dollars, from time to time, on any Business Day during the Availability Period for the Term Facility, in an aggregate amount not to exceed such Term Lender’s Applicable Percentage of the Term Facility. Each Term Borrowing shall consist of Term Loans made simultaneously by the Term Lenders in accordance with their respective Applicable Percentage of the Term Facility. Term Borrowings repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein. (b) Revolving Borrowings. Subject to the terms and conditions set forth herein, each Revolving Lender severally agrees to make loans (each such loan, a “Revolving Loan”) to the Borrower, in Dollars, from time to time, on any Business Day during the Availability Period for the Revolving Facility, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Revolving Commitment; provided that after giving effect to any Revolving Borrowing, (i) the Total Revolving Outstandings shall not exceed the Revolving Facility, and (ii) the Revolving Exposure of any Lender shall not exceed such Revolving Lender’s Revolving Commitment. Within the limits of each Revolving Lender’s Revolving Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans, prepay under Section 2.05, and reborrow under this Section 2.01. Revolving Loans may be Base Rate Loans or Term SOFR Loans, as further provided herein. 2.02 Borrowings, Conversions and Continuations of Loans. (a) Notice of Borrowing. Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Term SOFR Loans shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 12:00 p.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Term SOFR Loans or of any conversion of Term SOFR Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding). Except as provided in Sections 2.03(f) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof (or, in connection with any conversion or continuation of a Term Loan, if less, the entire principal thereof then outstanding). Each Loan Notice shall specify (i) the applicable Facility and whether the Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Loans, as the case may be, under such Facility, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto and (vi) if applicable, the Designated Borrower. If the Borrower fails to specify a Type of Loan in a Loan Notice or if the

46 [Harmonic] Credit Agreement #231730035 Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Term SOFR Loans. If the Borrower requests a Borrowing of, conversion to, or continuation of Term SOFR Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. Notwithstanding anything to the contrary herein, a Swingline Loan may not be converted to a Term SOFR Loan. (b) Advances. Following receipt of a Loan Notice for the Facility, the Administrative Agent shall promptly notify each Appropriate Lender of the amount of its Applicable Percentage under such Facility of the applicable Loans, and if no timely notice of a conversion or continuation is provided by the Borrower, the Administrative Agent shall notify each Lender of the details of any automatic conversion to Base Rate Loans described in Section 2.02(a). In the case of a Borrowing, each Appropriate Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Business Day specified in the applicable Loan Notice. Upon satisfaction of the applicable conditions set forth in Section 4.02 (and, if such Borrowing is the initial Credit Extension, Section 4.01), the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Citibank with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower; provided that if, on the date the Loan Notice with respect to a Revolving Borrowing is given by the Borrower, there are L/C Borrowings outstanding, then the proceeds of a Revolving Borrowing, first, shall be applied to the payment in full of any such L/C Borrowings, and second, shall be made available to the Borrower as provided above. (c) Term SOFR Loans. Except as otherwise provided herein, a Term SOFR Loan may be continued or converted only on the last day of an Interest Period for such Term SOFR Loan. During the existence of a Default, no Loans may be requested as, converted to or continued as Term SOFR Loans without the consent of the Required Lenders, and the Required Lenders may demand that any or all of the outstanding Term SOFR Loans be converted immediately to Base Rate Loans. (d) Interest Rates. Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. (e) Interest Periods. After giving effect to all Term Borrowings, all conversions of Term Loans from one Type to the other, and all continuations of Term Loans as the same Type, there shall not be more than eight (8) Interest Periods in effect in respect of the Term Facility. After giving effect to all Revolving Borrowings, all conversions of Revolving Loans from one Type to the other, and all continuations of Revolving Loans as the same Type, there shall not be more than eight (8) Interest Periods in effect in respect of the Revolving Facility. (f) Cashless Settlement Mechanism. Notwithstanding anything to the contrary in this Agreement, any Lender may exchange, continue or rollover all or the portion of its Loans in connection with any refinancing, extension, loan modification or similar transaction permitted by the terms of this Agreement, pursuant to a cashless settlement mechanism approved by the Borrower, the Administrative Agent, and such Lender. (g) Conforming Changes. With respect to SOFR or Term SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding

47 [Harmonic] Credit Agreement #231730035 anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. 2.03 Letters of Credit. (a) The Letter of Credit Commitment. Subject to the terms and conditions set forth herein, in addition to the Loans provided for in Section 2.01, the Borrower may request that the L/C Issuer, in reliance on the agreements of the Revolving Lenders set forth in this Section 2.03, issue, at any time and from time to time during the Availability Period, Letters of Credit denominated in Dollars for its own account or the account of any of its Domestic Subsidiaries in such form as is acceptable to the Administrative Agent and the L/C Issuer in its reasonable determination. Letters of Credit issued hereunder shall constitute utilization of the Revolving Commitments. (b) Notice of Issuance, Amendment, Extension, Reinstatement or Renewal. (i) To request the issuance of a Letter of Credit (or the amendment of the terms and conditions, extension of the terms and conditions, extension of the expiration date, or reinstatement of amounts paid, or renewal of an outstanding Letter of Credit), the Borrower shall deliver (or transmit by electronic communication, if arrangements for doing so have been approved by the L/C Issuer) to the L/C Issuer selected by it and to the Administrative Agent not later than 12:00 p.m. at least two (2) Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, extended, reinstated or renewed, and specifying the date of issuance, amendment, extension, reinstatement or renewal (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with clause (d) of this Section 2.03), the amount of such Letter of Credit, the name and address of the beneficiary thereof, the purpose and nature of the requested Letter of Credit and such other information as shall be necessary to prepare, amend, extend, reinstate or renew such Letter of Credit. If requested by the L/C Issuer, the Borrower also shall submit a letter of credit application and reimbursement agreement on the L/C Issuer’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application and reimbursement agreement or other agreement submitted by the Borrower to, or entered into by the Borrower with, the L/C Issuer relating to any Letter of Credit, the terms and conditions of this Agreement shall control. (c) Limitations on Amounts, Issuance and Amendment. A Letter of Credit shall be issued, amended, extended, reinstated or renewed only if (and upon issuance, amendment, extension, reinstatement or renewal of each Letter of Credit the Borrower shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, extension, reinstatement or renewal (w) the aggregate amount of the outstanding Letters of Credit issued by the L/C Issuer shall not exceed its L/C Commitment, (x) the aggregate L/C Obligations shall not exceed the L/C Sublimit, (y) the Revolving Exposure of any Lender shall not exceed its Revolving

48 [Harmonic] Credit Agreement #231730035 Commitment and (z) the Total Revolving Exposure shall not exceed the total Revolving Commitments. (i) The L/C Issuer shall not be under any obligation to issue any Letter of Credit if: (A) any order, judgment or decree of any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing the Letter of Credit, or any Law applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or the Letter of Credit in particular or shall impose upon the L/C Issuer with respect to the Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it; (B) the issuance of such Letter of Credit would violate one or more policies of the L/C Issuer applicable to letters of credit generally; (C) except as otherwise agreed by the Administrative Agent and the L/C Issuer, the Letter of Credit is in an initial stated amount less than $500,000; (D) any Revolving Lender is at that time a Defaulting Lender, unless the L/C Issuer has entered into arrangements, including the delivery of Cash Collateral, satisfactory to the L/C Issuer (in its sole discretion) with the Borrower or such Lender to eliminate the L/C Issuer’s actual or potential Fronting Exposure (after giving effect to Section 2.15(a)(iv)) with respect to the Defaulting Lender arising from either the Letter of Credit then proposed to be issued or that Letter of Credit and all other L/C Obligations as to which the L/C Issuer has actual or potential Fronting Exposure, as it may elect in its sole discretion; or (E) the Letter of Credit contains any provisions for automatic reinstatement of the stated amount after any drawing thereunder. (ii) The L/C Issuer shall be under no obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue the Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of the Letter of Credit does not accept the proposed amendment to the Letter of Credit. (d) Expiration Date. Each Letter of Credit shall have a stated expiration date no later than the earlier of (ix) the date twelve (12) months after the date of the issuance of such Letter of Credit (or, in the case of any extension of the expiration date thereof, whether automatic or by amendment, twelve months after the then-current expiration date of such Letter of Credit) and (x) the date that is five (5) Business Days prior to the Maturity Date. (e) Participations.

49 [Harmonic] Credit Agreement #231730035 (i) By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount or extending the expiration date thereof), and without any further action on the part of the L/C Issuer or the Lenders, the L/C Issuer hereby grants to each Revolving Lender, and each Revolving Lender hereby acquires from the L/C Issuer, a participation in such Letter of Credit equal to such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. Each Revolving Lender acknowledges and agrees that its obligation to acquire participations pursuant to this clause (e) in respect of Letters of Credit is absolute, unconditional and irrevocable and shall not be affected by any circumstance whatsoever, including any amendment, extension, reinstatement or renewal of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Revolving Commitments. (ii) In consideration and in furtherance of the foregoing, each Revolving Lender hereby absolutely, unconditionally and irrevocably agrees to pay to the Administrative Agent, for account of the L/C Issuer, such Lender’s Applicable Percentage of each L/C Disbursement made by the L/C Issuer not later than 1:00 p.m. on the Business Day specified in the notice provided by the Administrative Agent to the Revolving Lenders pursuant to Section 2.03(f) until such L/C Disbursement is reimbursed by the Borrower or at any time after any reimbursement payment is required to be refunded to the Borrower for any reason, including after the Maturity Date. Such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each such payment shall be made in the same manner as provided in Section 2.02 with respect to Loans made by such Lender (and Section 2.02 shall apply, mutatis mutandis, to the payment obligations of the Revolving Lenders pursuant to this Section 2.03), and the Administrative Agent shall promptly pay to the L/C Issuer the amounts so received by it from the Lenders. Promptly following receipt by the Administrative Agent of any payment from the Borrower pursuant to Section 2.03(f), the Administrative Agent shall distribute such payment to the L/C Issuer or, to the extent that the Revolving Lenders have made payments pursuant to this clause (e) to reimburse the L/C Issuer, then to such Lenders and the L/C Issuer as their interests may appear. Any payment made by a Lender pursuant to this clause (e) to reimburse the L/C Issuer for any L/C Disbursement shall not constitute a Loan and shall not relieve the Borrower of its obligation to reimburse such L/C Disbursement. (iii) Each Revolving Lender further acknowledges and agrees that its participation in each Letter of Credit will be automatically adjusted to reflect such Lender’s Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit at each time such Lender’s Commitment is amended pursuant to the operation of Section 2.16, as a result of an assignment in accordance with Section 11.06 or otherwise pursuant to this Agreement. (iv) If any Revolving Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.03(e), then, without limiting the other provisions of this Agreement, the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the L/C Issuer in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute

50 [Harmonic] Credit Agreement #231730035 such Lender’s Revolving Loan included in the relevant Revolving Borrowing or L/C Advance in respect of the relevant L/C Borrowing, as the case may be. A certificate of the L/C Issuer submitted to any Revolving Lender (through the Administrative Agent) with respect to any amounts owing under this clause (e)(iv) shall be conclusive absent manifest error. (f) Reimbursement. If the L/C Issuer shall make any L/C Disbursement in respect of a Letter of Credit, the Borrower shall reimburse the L/C Issuer in respect of such L/C Disbursement by paying to the Administrative Agent an amount equal to such L/C Disbursement not later than 1:00 p.m. on (i) the Business Day that the Borrower receives notice of such L/C Disbursement, if such notice is received prior to 10:00 a.m. or (ii) the Business Day immediately following the day that the Borrower receives such notice, if such notice is not received prior to such time, provided that, if such L/C Disbursement is not less than $1,000,000, the Borrower may, subject to the conditions to borrowing set forth herein, request in accordance with Section 2.02 or Section 2.04 that such payment be financed with a Borrowing of a Base Rate Loan or a Swingline Loan in an equivalent amount and, to the extent so financed, the Borrower’s obligation to make such payment shall be discharged and replaced by the resulting Borrowing of Base Rate Loans or Swingline Loan. If the Borrower fails to make such payment when due, the Administrative Agent shall notify each Revolving Lender of the applicable L/C Disbursement, the payment then due from the Borrower in respect thereof (the “Unreimbursed Amount”) and such Lender’s Applicable Percentage thereof. Promptly upon receipt of such notice, each Revolving Lender shall pay to the Administrative Agent its Applicable Percentage of the Unreimbursed Amount pursuant to Section 2.03(e)(ii), subject to the amount of the unutilized portion of the aggregate Revolving Commitments. Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.03(f) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice. (g) Obligations Absolute. The Borrower’s obligation to reimburse L/C Disbursements as provided in clause (f) of this Section 2.03 shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of: (i) any lack of validity or enforceability of this Agreement, any other Loan Document or any Letter of Credit, or any term or provision herein or therein; (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction; (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement in such draft or other document being untrue or inaccurate in any respect; (iv) waiver by the L/C Issuer of any requirement that exists for the L/C Issuer’s protection and not the protection of the Borrower or any waiver by the L/C Issuer which does not in fact materially prejudice the Borrower;

51 [Harmonic] Credit Agreement #231730035 (v) honor of a demand for payment presented electronically even if such Letter of Credit required that demand be in the form of a draft; (vi) any payment made by the L/C Issuer in respect of an otherwise complying item presented after the date specified as the expiration date of, or the date by which documents must be received under such Letter of Credit if presentation after such date is authorized by the UCC or the ISP, as applicable; (vii) payment by the L/C Issuer under a Letter of Credit against presentation of a draft or other document that does not comply strictly with the terms of such Letter of Credit; or (viii) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.03, constitute a legal or equitable discharge of, or provide a right of setoff against, the Borrower’s obligations hereunder. (h) Examination. The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower’s instructions or other irregularity, the Borrower will immediately notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid. (i) Liability. None of the Administrative Agent, the Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit by the L/C Issuer or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms, any error in translation or any consequence arising from causes beyond the control of the L/C Issuer; provided that the foregoing shall not be construed to excuse the L/C Issuer from liability to the Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Borrower to the extent permitted by Applicable Law) suffered by the Borrower that are caused by the L/C Issuer’s failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or willful misconduct on the part of the L/C Issuer (as finally determined by a court of competent jurisdiction), the L/C Issuer shall be deemed to have exercised care in each such determination, and that: (i) the L/C Issuer may replace a purportedly lost, stolen, or destroyed original Letter of Credit or missing amendment thereto with a certified true copy marked as such or waive a requirement for its presentation; (ii) the L/C Issuer may accept documents that appear on their face to be in substantial compliance with the terms of a Letter of Credit without responsibility for further investigation, regardless of any notice or information to the contrary, and may make payment upon presentation of documents that appear on their face to be in substantial compliance with the terms of such Letter of Credit and without regard to any non- documentary condition in such Letter of Credit;

52 [Harmonic] Credit Agreement #231730035 (iii) the L/C Issuer shall have the right, in its sole discretion, to decline to accept such documents and to make such payment if such documents are not in strict compliance with the terms of such Letter of Credit; and (iv) this sentence shall establish the standard of care to be exercised by the L/C Issuer when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof (and the parties hereto hereby waive, to the extent permitted by Applicable Law, any standard of care inconsistent with the foregoing). Without limiting the foregoing, none of the Administrative Agent, the Lenders, the L/C Issuer, or any of their Related Parties shall have any liability or responsibility by reason of (A) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith, or illegal conduct of the beneficiary or other Person, (B) the L/C Issuer declining to take-up documents and make payment, (C) against documents that are fraudulent, forged, or for other reasons by which that it is entitled not to honor, (D) following a Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (E) the L/C Issuer retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation, or third-party claim notified to the L/C Issuer. (j) Applicability of ISP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued by it (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each Letter of Credit. Notwithstanding the foregoing, the L/C Issuer shall not be responsible to the Borrower for, and the L/C Issuer’s rights and remedies against the Borrower shall not be impaired by, any action or inaction of the L/C Issuer required or permitted under any law, order, or practice that is required or permitted to be applied to any Letter of Credit or this Agreement, including the Law or any order of a jurisdiction where the L/C Issuer or the beneficiary is located, the practice stated in the ISP or UCP, as applicable, or in the decisions, opinions, practice statements, or official commentary of the ICC Banking Commission, the Bankers Association for Finance and Trade – International Financial Services Association (BAFT-IFSA), or the Institute of International Banking Law & Practice, whether or not any Letter of Credit chooses such law or practice. (k) Benefits. The L/C Issuer shall act on behalf of the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (i) provided to the Administrative Agent in Article IX with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term “Administrative Agent” as used in Article IX included the L/C Issuer with respect to such acts or omissions, and (ii) as additionally provided herein with respect to the L/C Issuer. (l) Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Revolving Lender in accordance with its Applicable Revolving Percentage a Letter of Credit fee (the “Letter of Credit Fee”) for each Letter of Credit equal to the Applicable Rate times the daily amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any standby Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. Letter of Credit Fees shall be (i) payable on the first Business Day following the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit and (ii) accrued through and including the last day of each calendar quarter in arrears. If

53 [Harmonic] Credit Agreement #231730035 there is any change in the Applicable Rate during any quarter, the daily amount available to be drawn under each Letter of Credit shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Revolving Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate. (m) Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee with respect to each Letter of Credit, at the rate per annum equal to 0.125%, computed on the daily amount available to be drawn under such Letter of Credit on a quarterly basis in arrears. Such fronting fee shall be due and payable no later than the tenth Business Day after the end of each March, June, September and December in the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Maturity Date and thereafter on demand. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 1.06. In addition, the Borrower shall pay directly to the L/C Issuer, for its own account, the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable. (n) Disbursement Procedures. The L/C Issuer for any Letter of Credit shall, within the time allowed by Applicable Laws or the specific terms of the Letter of Credit following its receipt thereof, examine all documents purporting to represent a demand for payment under such Letter of Credit. The L/C Issuer shall promptly after such examination notify the Administrative Agent and the Borrower in writing of such demand for payment if the L/C Issuer has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Borrower of its obligation to reimburse the L/C Issuer and the Lenders with respect to any such L/C Disbursement. (o) Interim Interest. If the L/C Issuer for any standby Letter of Credit shall make any L/C Disbursement, then, unless the Borrower shall reimburse such L/C Disbursement in full on the date such L/C Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such L/C Disbursement is made to but excluding the date that the Borrower reimburses such L/C Disbursement, at the rate per annum then applicable to Base Rate Loans; provided that if the Borrower fails to reimburse such L/C Disbursement when due pursuant to clause (f) of this Section 2.03, then Section 2.08(b) shall apply. Interest accrued pursuant to this clause (p) shall be for account of the L/C Issuer, except that interest accrued on and after the date of payment by any Lender pursuant to clause (f) of this Section 2.03 to reimburse the L/C Issuer shall be for account of such Lender to the extent of such payment. (p) Replacement and Resignation of the L/C Issuer. (i) The L/C Issuer may be replaced at any time by written agreement between the Borrower, the Administrative Agent, the replaced L/C Issuer and the successor L/C Issuer. The Administrative Agent shall notify the Lenders of any such replacement of the L/C Issuer. At the time any such replacement shall become effective, the Borrower shall pay all unpaid fees accrued for the account of the replaced L/C Issuer pursuant to Section 2.03(m). From and after the effective date of any such replacement, (i) the successor L/C Issuer shall have all the rights and obligations of an L/C Issuer under this

54 [Harmonic] Credit Agreement #231730035 Agreement with respect to Letters of Credit to be issued by it thereafter and (ii) references herein to the term “L/C Issuer” shall be deemed to include such successor or any previous L/C Issuer, or such successor and all previous L/C Issuer, as the context shall require. After the replacement of the L/C Issuer hereunder, the replaced L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit. (ii) Any L/C Issuer may resign at any time by giving thirty (30) days’ prior notice to the Administrative Agent, the Lenders and the Company. After the resignation of a L/C Issuer hereunder, the retiring L/C Issuer shall remain a party hereto and shall continue to have all the rights and obligations of an L/C Issuer under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation, but shall not be required to issue additional Letters of Credit or to extend, renew or increase the outstanding Letter of Credit (q) Cash Collateralization. (i) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Revolving Lenders (or, if the maturity of the Loans has been accelerated, Revolving Lenders with L/C Obligations representing at least 66-2/3% of the total L/C Obligations) demanding the deposit of Cash Collateral pursuant to this clause (q), the Borrower shall immediately deposit into an account established and maintained on the books and records of the Administrative Agent (the “Collateral Account”) an amount in cash equal to 105% of the total L/C Obligations as of such date plus any accrued and unpaid interest thereon, provided that the obligation to deposit such Cash Collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (f) of Section 8.01. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement. In addition, and without limiting the foregoing or clause (d) of this Section 2.03, if any L/C Obligations remain outstanding after the expiration date specified in said clause (d), the Borrower shall immediately deposit into the Collateral Account an amount in cash equal to 105% of such L/C Obligations as of such date plus any accrued and unpaid interest thereon. (ii) The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Collateral Account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in the Collateral Account. Moneys in the Collateral Account shall be applied by the Administrative Agent to reimburse the L/C Issuer for L/C Disbursements for which it has not been reimbursed, together with related fees, costs, and customary processing charges, and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the L/C Obligations at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with L/C Obligations representing 66-2/3% of the total L/C Obligations), be applied to satisfy other obligations of the Borrower under this Agreement. If the Borrower is required to provide an amount of Cash Collateral hereunder as a result of the occurrence of an Event

55 [Harmonic] Credit Agreement #231730035 of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all Events of Default have been cured or waived. (r) Letters of Credit Issued for Domestic Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Domestic Subsidiary, the Borrower shall be obligated to reimburse, indemnify and compensate the L/C Issuer hereunder for any and all drawings under such Letter of Credit as if such Letter of Credit had been issues solely for the account of the Borrower. The Borrower irrevocably waives any and all defenses that might otherwise be available to it as a guarantor or surety of any or all of the obligations of such Subsidiary in respect of such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Domestic Subsidiaries inures to the benefit of the Borrower, and that the Borrower’s business derives substantial benefits from the businesses of such Subsidiaries. (s) L/C Issuer Reports to the Administrative Agent. Unless otherwise agreed by the Administrative Agent, each L/C Issuer shall, in addition to its notification obligations set forth elsewhere in this Section 2.03, provide the Administrative Agent a Letter of Credit Report, as set forth below: (i) reasonably prior to the time that such L/C Issuer issues, amends, renews, increases or extends a Letter of Credit, the date of such issuance, amendment, renewal, increase or extension and the stated amount of the applicable Letters of Credit after giving effect to such issuance, amendment, renewal or extension (and whether the amounts thereof shall have changed); (ii) on each Business Day on which such L/C Issuer makes a payment pursuant to a Letter of Credit, the date and amount of such payment; (iii) on any Business Day on which the Borrower fails to reimburse a payment made pursuant to a Letter of Credit required to be reimbursed to such L/C Issuer on such day, the date of such failure and the amount of such payment; (iv) on any other Business Day, such other information as the Administrative Agent shall reasonably request as to the Letters of Credit issued by such L/C Issuer; and (v) for so long as any Letter of Credit issued by an L/C Issuer is outstanding, such L/C Issuer shall deliver to the Administrative Agent (A) on the last Business Day of each calendar month, (B) at all other times a Letter of Credit Report is required to be delivered pursuant to this Agreement, and (C) on each date that (1) an L/C Credit Extension occurs or (2) there is any expiration, cancellation and/or disbursement, in each case, with respect to any such Letter of Credit, a Letter of Credit Report appropriately completed with the information for every outstanding Letter of Credit issued by such L/C Issuer. (t) Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control. 2.04 Swingline Loans. (a) The Swingline. Subject to the terms and conditions set forth herein, the Swingline Lender, in reliance upon the agreements of the other Lenders set forth in this Section 2.04, may in

56 [Harmonic] Credit Agreement #231730035 its sole discretion make loans to the Borrower (each such loan, a “Swingline Loan”). Each such Swingline Loan may be made, subject to the terms and conditions set forth herein, to the Borrower, in Dollars, from time to time on any Business Day during the Availability Period in an aggregate amount not to exceed at any time outstanding the amount of the Swingline Sublimit; provided that (i) after giving effect to any Swingline Loan, (A) the Total Revolving Outstandings shall not exceed the Revolving Facility at such time, (B) the Revolving Exposure of any Revolving Lender at such time shall not exceed such Lender’s Revolving Commitment and (C) the aggregate amount of all Swingline Loans outstanding shall not exceed the Swingline Commitment of the Swingline Lender, (ii) the Borrower shall not use the proceeds of any Swingline Loan to refinance any outstanding Swingline Loan, and (iii) the Swingline Lender shall not be under any obligation to make any Swingline Loan if it shall determine (which determination shall be conclusive and binding absent manifest error) that it has, or by such Credit Extension may have, Fronting Exposure. Within the foregoing limits, and subject to the other terms and conditions hereof, the Borrower may borrow under this Section 2.04, prepay under Section 2.05, and reborrow under this Section 2.04. Each Swingline Loan shall bear interest only at a rate based on the Base Rate plus the Applicable Rate. Immediately upon the making of a Swingline Loan, each Revolving Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Swingline Lender a risk participation in such Swingline Loan in an amount equal to the product of such Revolving Lender’s Applicable Revolving Percentage times the amount of such Swingline Loan. (b) Borrowing Procedures. Each Swingline Borrowing shall be made upon the Borrower’s irrevocable notice to the Swingline Lender and the Administrative Agent, which may be given by: (i) telephone or (ii) a Swingline Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Swingline Lender and the Administrative Agent of a Swingline Loan Notice. Each such Swingline Loan Notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (A) the amount to be borrowed, which shall be a minimum of $250,000, and (B) the requested date of the Borrowing (which shall be a Business Day). Promptly after receipt by the Swingline Lender of any Swingline Loan Notice, the Swingline Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swingline Loan Notice and, if not, the Swingline Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swingline Lender has received notice (by telephone or in writing) from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Swingline Borrowing (1) directing the Swingline Lender not to make such Swingline Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (2) that one or more of the applicable conditions specified in Article IV is not then satisfied, then, subject to the terms and conditions hereof, the Swingline Lender may make the amount of its Swingline Loan available to the Borrower at its office by crediting the account of the Borrower on the books of the Swingline Lender in immediately available funds. (c) Refinancing of Swingline Loans. (i) The Swingline Lender at any time in its sole and absolute discretion may request, on behalf of the Borrower (which hereby irrevocably authorizes the Swingline Lender to so request on its behalf), that each Revolving Lender make a Base Rate Loan in an amount equal to such Lender’s Applicable Revolving Percentage of the amount of Swingline Loans then outstanding. Such request shall be made in writing (which written request shall be deemed to be a Loan Notice for purposes hereof) and in accordance with the requirements of Section 2.02, without regard to the minimum and multiples specified therein for the principal amount of Base Rate Loans, but subject to the unutilized portion

57 [Harmonic] Credit Agreement #231730035 of the Revolving Facility and the conditions set forth in Section 4.02. The Swingline Lender shall furnish the Borrower with a copy of the applicable Loan Notice promptly after delivering such notice to the Administrative Agent. Each Revolving Lender shall make an amount equal to its Applicable Revolving Percentage of the amount specified in such Loan Notice available to the Administrative Agent in immediately available funds (and the Administrative Agent may apply Cash Collateral available with respect to the applicable Swingline Loan) for the account of the Swingline Lender at the Administrative Agent’s Office not later than 1:00 p.m. on the day specified in such Loan Notice, whereupon, subject to Section 2.04(c)(ii), each Revolving Lender that so makes funds available shall be deemed to have made a Base Rate Loan to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the Swingline Lender. (ii) Notwithstanding anything to the contrary in the foregoing, if for any reason any Swingline Loan cannot be refinanced by such a Revolving Borrowing in accordance with Section 2.04(c)(i) (including, without limitation, the failure to satisfy the conditions set forth in Section 4.02), the request for Base Rate Loans submitted by the Swingline Lender as set forth herein shall be deemed to be a request by the Swingline Lender that each of the Revolving Lenders fund its risk participation in the relevant Swingline Loan and each Revolving Lender’s payment to the Administrative Agent for the account of the Swingline Lender pursuant to Section 2.04(c)(i) shall be deemed payment in respect of such participation. (iii) If any Revolving Lender fails to make available to the Administrative Agent for the account of the Swingline Lender any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.04(c) by the time specified in Section 2.04(c)(i), the Swingline Lender shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the Swingline Lender at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the Swingline Lender in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Swingline Lender in connection with the foregoing. If such Lender pays such amount (with interest and fees as aforesaid), the amount so paid shall constitute such Lender’s Revolving Loan included in the relevant Revolving Borrowing or funded participation in the relevant Swingline Loan, as the case may be. A certificate of the Swingline Lender submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (c)(iii) shall be conclusive absent manifest error. (iv) Each Revolving Lender’s obligation to make Revolving Loans or to purchase and fund risk participations in Swingline Loans pursuant to this Section 2.04(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever, (B) the occurrence or continuance of a Default or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided that each Revolving Lender’s obligation to make Revolving Loans pursuant to this Section 2.04(c) is subject to the conditions set forth in Section 4.02 (other than delivery by the Borrower of a Loan Notice). No such funding of risk participations shall relieve or otherwise impair the obligation of the Borrower to repay Swingline Loans, together with interest as provided herein.

58 [Harmonic] Credit Agreement #231730035 (d) Repayment of Participations. (i) At any time after any Revolving Lender has purchased and funded a risk participation in a Swingline Loan, if the Swingline Lender receives any payment on account of such Swingline Loan, the Swingline Lender will distribute to such Revolving Lender its Applicable Revolving Percentage thereof in the same funds as those received by the Swingline Lender. (ii) If any payment received by the Swingline Lender in respect of principal or interest on any Swingline Loan is required to be returned by the Swingline Lender under any of the circumstances described in Section 11.05 (including pursuant to any settlement entered into by the Swingline Lender in its discretion), each Revolving Lender shall pay to the Swingline Lender its Applicable Revolving Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned, at a rate per annum equal to the Federal Funds Rate. The Administrative Agent will make such demand upon the request of the Swingline Lender. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement. (e) Interest for Account of Swingline Lender. The Swingline Lender shall be responsible for invoicing the Borrower for interest on the Swingline Loans. Until each Revolving Lender funds its Base Rate Loan or risk participation pursuant to this Section 2.04 to refinance such Revolving Lender’s Applicable Revolving Percentage of any Swingline Loan, interest in respect of such Applicable Revolving Percentage shall be solely for the account of the Swingline Lender. (f) Payments Directly to Swingline Lender. The Borrower shall make all payments of principal and interest in respect of the Swingline Loans directly to the Swingline Lender. 2.05 Prepayments. (a) Optional. (i) The Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, at any time or from time to time voluntarily prepay Term Loans and Revolving Loans in whole or in part without premium or penalty, subject to Section 3.05; provided that, unless otherwise agreed by the Administrative Agent (i) such notice must be received by the Administrative Agent not later than 12:00 p.m. (A) two Business Days prior to any date of prepayment of Term SOFR Loans and (B) on the date of prepayment of Base Rate Loans; (ii) any prepayment of Term SOFR Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof; and (iii) any prepayment of Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof or, in each case, if less, the entire principal amount thereof then outstanding. Each such notice shall specify the date and amount of such prepayment and the Type(s) of Loans to be prepaid and, if Term SOFR Loans are to be prepaid, the Interest Period(s) of such Loans. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the relevant Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that such notice may be conditional on the effectiveness of a replacement credit agreement

59 [Harmonic] Credit Agreement #231730035 (or other similar document) or the receipt of proceeds of the issuance of Indebtedness or some other identifiable event or condition and may be revoked by the Company (by written notice to the Administrative Agent at least one (1) Business Day prior to the specified effective date). Any prepayment of any Term SOFR Loan shall be accompanied by all accrued interest on the amount prepaid, together with any additional amounts required pursuant to Section 3.05. Each prepayment of the outstanding Term Loans pursuant to this Section 2.05(a) shall be applied to the principal repayment installments thereof in inverse order of maturity. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of each of the relevant Facilities. (ii) The Borrower may, upon notice to the Swingline Lender pursuant to delivery to the Swingline Lender of a Notice of Loan Prepayment (with a copy to the Administrative Agent), at any time or from time to time, voluntarily prepay Swingline Loans in whole or in part without premium or penalty; provided that, unless otherwise agreed by the Swingline Lender, (A) such notice must be received by the Swingline Lender and the Administrative Agent not later than 1:00 p.m. on the date of the prepayment, and (B) any such prepayment shall be in a minimum principal amount of $100,000 or a whole multiple of $100,000 in excess hereof (or, if less, the entire principal thereof then outstanding). Each such notice shall specify the date and amount of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein; provided that such notice may be conditional on the effectiveness of a replacement credit agreement (or other similar document) or the receipt of proceeds of the issuance of Indebtedness or some other identifiable event or condition and may be revoked by the Company (by written notice to the Administrative Agent at least one (1) Business Day prior to the specified effective date). (b) Mandatory. (i) Dispositions and Involuntary Dispositions. The Borrower shall prepay the Term Loans as hereinafter provided in an aggregate amount equal to (a) 100% of the Net Cash Proceeds received by any Loan Party or any Subsidiary from all Dispositions (other than Permitted Transfers, Dispositions permitted by Sections 7.05(d) (other than such Dispositions pursuant to Section 7.04(g)), 7.03 and 7.05(e)) and Involuntary Dispositions within three (3) days of the date of such Disposition or Involuntary Disposition; provided, however, that so long as no Default shall have occurred and be continuing, such Net Cash Proceeds shall not be required to be so applied (A) until the aggregate amount of the Net Cash Proceeds derived from any such Disposition or Involuntary Disposition in any fiscal year of the Borrower is equal to or greater than $5,000,000 and (B) at the election of the Borrower (as notified by the Borrower to the Administrative Agent) to the extent such Loan Party or such Subsidiary reinvests all or any portion of such Net Cash Proceeds in like assets or other assets useful to the business of the Company and its Subsidiaries (but specifically excluding current assets as classified by GAAP) within three hundred sixty- five (365) days after the receipt of such Net Cash Proceeds; provided that, if such Net Cash Proceeds shall have not been so reinvested within such period, such Net Cash Proceeds shall be immediately applied to prepay the Term Loans and (b)(i) 50% of the Net Cash Proceeds from the Video Business Sale (if, on a Pro Forma Basis after giving effect to such Disposition, the Consolidated Net Leverage Ratio as of such date is greater than 3.00:1.00) or (ii) 0% (if, on a Pro Forma Basis after giving effect to such Disposition, the Consolidated Net Leverage Ratio as of such date is equal to or less than 3.00:1.00).

60 [Harmonic] Credit Agreement #231730035 (ii) Extraordinary Receipts. Within three (3) days of receipt by any Loan Party or any Subsidiary of any Extraordinary Receipt received by or paid to or for the account of any Loan Party or any of its Subsidiaries, and not otherwise included in clauses (i) of this Section 2.05(b), the Borrower shall prepay the Term Loans as hereinafter provided in an aggregate principal amount equal to 100% of all Net Cash Proceeds received therefrom. (iii) Application of Payments. Each prepayment of Loans pursuant to the foregoing provisions of clauses (i) and (ii) of this Section 2.05(b) shall be applied to the principal repayment installments of the Term Loan in inverse order of maturity but specifically excluding the final principal installment on the Maturity Date. Subject to Section 2.15, such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of the Term Facility. (iv) Revolving Outstandings. If for any reason the Total Revolving Outstandings at any time exceed the Revolving Facility at such time, the Borrower shall immediately prepay Revolving Loans, Swingline Loans and L/C Borrowings and/or Cash Collateralize the L/C Obligations in an aggregate amount equal to such excess; provided that the Borrower shall not be required to Cash Collateralize the L/C Obligations pursuant to this Section 2.05(b) unless, after the prepayment of the Revolving Loans and Swingline Loans, the Total Revolving Outstandings exceed the Revolving Facility at such time. Within the parameters of the applications set forth above, prepayments pursuant to this Section 2.05(b) shall be applied first to Base Rate Loans and then to Term SOFR Loans in direct order of Interest Period maturities. All prepayments under this Section 2.05(b) shall be subject to Section 3.05, but otherwise without premium or penalty, and shall be accompanied by interest on the principal amount prepaid through the date of prepayment. 2.06 Termination or Reduction of Commitments. (a) Optional. The Borrower may, upon notice to the Administrative Agent, terminate the Revolving Facility, the Letter of Credit Sublimit or the Swingline Sublimit, or from time to time permanently reduce the Revolving Facility, the Letter of Credit Sublimit or the Swingline Sublimit; provided that (i) any such notice shall be received by the Administrative Agent not later than 12:00 p.m. five (5) Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Borrower shall not terminate or reduce (A) the Revolving Facility if, after giving effect thereto and to any concurrent prepayments hereunder, the Total Revolving Outstandings would exceed the Revolving Facility, (B) the Letter of Credit Sublimit if, after giving effect thereto, the Outstanding Amount of L/C Obligations not fully Cash Collateralized hereunder would exceed the Letter of Credit Sublimit, or (C) the Swingline Sublimit if, after giving effect thereto and to any concurrent prepayments hereunder, the Outstanding Amount of Swingline Loans would exceed the Letter of Credit Sublimit. In addition, during the Availability Period in respect of the Term Facility, the Borrower may, upon notice to the Administrative Agent as set forth above, from time to time terminate (in whole or in part) the unused portion of the aggregate Term Commitments; provided that any such notice of termination or permanent reduction may be conditional on the effectiveness of a replacement credit agreement (or other similar document) or the receipt of proceeds of the issuance of Indebtedness or some other identifiable event or condition and may be revoked by the Company (by written notice to the Administrative Agent at least one (1) Business Day prior to the specified effective date). (b) Mandatory.

61 [Harmonic] Credit Agreement #231730035 (i) The aggregate Term Commitments shall be automatically and permanently reduced to zero on the last day of the Availability Period for the Term Facility. (ii) If after giving effect to any reduction or termination of Revolving Commitments under this Section 2.06, the Letter of Credit Sublimit or the Swingline Sublimit exceeds the Revolving Facility at such time, the Letter of Credit Sublimit or the Swingline Sublimit, as the case may be, shall be automatically reduced by the amount of such excess. (c) Application of Commitment Reductions; Payment of Fees. The Administrative Agent will promptly notify the Lenders of any termination or reduction of the Letter of Credit Sublimit, Swingline Sublimit or the Revolving Commitment under this Section 2.06. Upon any reduction of the Revolving Commitments, the Revolving Commitment of each Revolving Lender shall be reduced by such Lender’s Applicable Revolving Percentage of such excess. All fees in respect of the Revolving Facility accrued until the effective date of any termination of the Revolving Facility shall be paid on the effective date of such termination. 2.07 Repayment of Loans. (a) Term Loans. The Borrower shall repay to the Term Lenders the percentage of the aggregate principal amount of all Term Loans outstanding at the end of the Availability Period for the Term Loans in the percentage of such Term Loans set forth opposite such dates, unless accelerated sooner pursuant to Section 8.02; Payment Dates Principal Repayment Installments December 31, 2023 0% March 31, 2024 0% June 30, 2024 0% September 30, 2024 0% December 31, 2024 1.25% March 31, 2025 1.25% June 30, 2025 1.25% September 30, 2025 1.25% December 31, 2025 1.875% March 31, 2026 1.875% June 30, 2026 1.875% September 30, 2026 1.875% December 31, 2026 1.875% March 31, 2027 1.875% June 30, 2027 1.875% September 30, 2027 1.875% December 31, 2027 2.50% March 31, 2028 2.50% June 30, 2028 2.50% September 30, 2028 2.50% provided, however, that (i) the final principal repayment installment of the Term Loans shall be repaid on the Maturity Date for the Term Facility and in any event shall be in an amount equal to the aggregate principal amount of all Term Loans outstanding on such date, (ii) if any principal

62 [Harmonic] Credit Agreement #231730035 repayment installment to be made by the Borrower (other than principal repayment installments on Term SOFR Loans) shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next succeeding Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be and (iii) if any principal repayment installment to be made by the Borrower on a Term SOFR Loan shall come due on a day other than a Business Day, such principal repayment installment shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such principal repayment installment into another calendar month, in which event such principal repayment installment shall be due on the immediately preceding Business Day. (b) Revolving Loans. The Borrower shall repay to the Revolving Lenders on the Maturity Date for the Revolving Facility the aggregate principal amount of all Revolving Loans outstanding on such date. (c) Swingline Loans. The Borrower shall repay each Swingline Loan on the earlier to occur of (i) the date ten (10) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Facility. 2.08 Interest and Default Rate. (a) Interest. Subject to the provisions of Section 2.08(b), (i) each Term SOFR Loan under such Facility shall bear interest on the outstanding principal amount thereof for each Interest Period from the applicable Borrowing date at a rate per annum equal to the Term SOFR for such Interest Period plus the Applicable Rate under such Facility; (ii) each Base Rate Loan under a Facility shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate plus the Applicable Rate for such Facility; and (iii) each Swingline Loan shall bear interest on the outstanding principal amount thereof from the applicable Borrowing date at a rate per annum equal to the Base Rate for the Revolving Facility plus the Applicable Rate. To the extent that any calculation of interest or any fee required to be paid under this Agreement shall be based on (or result in) a calculation that is less than zero, such calculation shall be deemed zero for purposes of this Agreement. (b) Default Rate. (i) If any amount of principal of any Loan is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (ii) If any amount (other than principal of any Loan) payable by the Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), whether at stated maturity, by acceleration or otherwise, then upon the request of the Required Lenders such amount shall thereafter bear interest at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws. (iii) Upon the request of the Required Lenders, while any Event of Default exists (including a payment default), all outstanding Obligations (including Letter of Credit Fees) may accrue at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by Applicable Laws.

63 [Harmonic] Credit Agreement #231730035 (iv) Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand. (c) Interest Payments. Interest on each Loan shall be due and payable in arrears on each Interest Payment Date applicable thereto and at such other times as may be specified herein. Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law. 2.09 Fees. In addition to certain fees described in Section 2.03: (a) Commitment Fee. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Applicable Percentage, a commitment fee equal to: (i) the Applicable Rate times the actual daily amount by which the Revolving Facility exceeds the sum of: (x) the Outstanding Amount of Revolving Loans and (y) the Outstanding Amount of L/C Obligations, subject to adjustment as provided in Section 2.15. For the avoidance of doubt, the Outstanding Amount of Swingline Loans shall not be counted towards or considered usage of the Revolving Facility for purposes of determining the commitment fee; and (ii) the Applicable Rate times the actual daily amount by which the aggregate Term Commitments exceed the Outstanding Amount of Term Loans, in each case, subject to adjustment as provided in Section 2.15. The commitment fee shall accrue at all times during the relevant Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and, in the case of the commitment fee with respect to the Revolving Facility, on the last day of the Availability Period for the Revolving Facility or, in the case of the commitment fee with respect to the Term Facility, on the last day of the Availability Period for the Term Facility. The commitment fee shall be calculated quarterly in arrears, and if there is any change in the Applicable Rate during any quarter, the actual daily amount shall be computed and multiplied by the Applicable Rate separately for each period during such quarter that such Applicable Rate was in effect. (b) Other Fees. (i) The Borrower shall pay to the Administrative Agent and the Arranger for its own account fees in the amounts and at the times specified in the Fee Letter. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (ii) The Borrower shall pay to the Lenders such fees as shall have been separately agreed upon in writing in the amounts and at the times so specified. Such fees shall be fully earned when paid and shall not be refundable for any reason whatsoever. (iii) The Borrower shall pay to the Administrative Agent, for the account of each of the Term Lenders, on a pro rata basis in accordance with their Term Commitments,

64 [Harmonic] Credit Agreement #231730035 a funding fee (the “Funding Fee”) in an aggregate amount equal to 0.20% of the aggregate principal amount of Term Loans advanced hereunder (whether in one draw or multiple draws). The Funding Fee will be (x) fully earned as of the date of each Credit Extension for such Term Loans (with respect to that portion of the Term Loans advanced on such date) by the Lenders under the Term Facility and (y) shall be due and payable in full on the last day of the Availability Period with respect to the Term Loans. 2.10 Computation of Interest and Fees; Retroactive Adjustments of Applicable Rate. (a) Computation of Interest and Fees. All computations of interest for Base Rate Loans (including Base Rate Loans determined by reference to Term SOFR) shall be made on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed. All other computations of fees and interest shall be made on the basis of a three hundred sixty (360) day year and actual days elapsed (which results in more fees or interest, as applicable, being paid than if computed on the basis of a 365 day year). Interest shall accrue on each Loan for the day on which the Loan is made, and shall not accrue on a Loan, or any portion thereof, for the day on which the Loan or such portion is paid, provided that any Loan that is repaid on the same day on which it is made shall, subject to Section 2.12(a), bear interest for one (1) day. Each determination by the Administrative Agent of an interest rate or fee hereunder shall be conclusive and binding for all purposes, absent manifest error. (b) Financial Statement Adjustments or Restatements. If, as a result of any restatement of or other adjustment to the financial statements of the Company and its Subsidiaries or for any other reason, the Company, or the Lenders determine that (i) the Consolidated Net Leverage Ratio as calculated by the Company as of any applicable date was inaccurate and (ii) a proper calculation of the Consolidated Net Leverage Ratio would have resulted in higher pricing for such period, the Borrower shall immediately and retroactively be obligated to pay to the Administrative Agent for the account of the applicable Lenders or the L/C Issuer, as the case may be, promptly on demand by the Administrative Agent (or, after the occurrence of an actual or deemed entry of an order for relief with respect to the Borrower under the Bankruptcy Code of the United States, automatically and without further action by the Administrative Agent, any Lender or the L/C Issuer), an amount equal to the excess of the amount of interest and fees that should have been paid for such period over the amount of interest and fees actually paid for such period. This clause (b) shall not limit the rights of the Administrative Agent, any Lender or the L/C Issuer, as the case may be, under any provision of this Agreement to payment of any Obligations hereunder at the Default Rate or under Article VIII. The Borrower’s obligations under this clause (b) shall survive the termination of the Aggregate Commitments and the repayment of all other Obligations hereunder. 2.11 Evidence of Debt. (a) Maintenance of Accounts. The Credit Extensions made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender in the ordinary course of business. The Administrative Agent shall maintain the Register in accordance with Section 11.06(c). The accounts or records maintained by each Lender shall be conclusive absent manifest error of the amount of the Credit Extensions made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the Register, the Register shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such

65 [Harmonic] Credit Agreement #231730035 Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, Type (if applicable), amount and maturity of its Loans and payments with respect thereto. (b) Maintenance of Records. In addition to the accounts and records referred to in Section 2.11(a), each Lender and the Administrative Agent shall maintain in accordance with its usual practice accounts or records evidencing the purchases and sales by such Lender of participations in Letters of Credit and Swingline Loans. In the event of any conflict between the accounts and records maintained by the Administrative Agent and the accounts and records of any Lender in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. 2.12 Payments Generally; Administrative Agent’s Clawback. (a) General. All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the relevant Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Subject to Section 2.07(a) and as otherwise specifically provided for in this Agreement, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be. (b) (i) Funding by Lenders; Presumption by Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing of Term SOFR Loans (or, in the case of any Borrowing of Base Rate Loans, prior to 1:00 p.m. on the date of such Borrowing) that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.02 (or, in the case of a Borrowing of Base Rate Loans, that such Lender has made such share available in accordance with and at the time required by Section 2.02) and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to Base Rate Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the

66 [Harmonic] Credit Agreement #231730035 Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. (ii) Payments by Borrower; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or the L/C Issuer hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Appropriate Lenders or the L/C Issuer, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of the Lenders or the L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative agent has for any reason otherwise erroneously made such payment; then each of the Appropriate Lenders or the L/C Issuer, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or the L/C Issuer, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this clause (b) shall be conclusive, absent manifest error. (c) Failure to Satisfy Conditions Precedent. If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions to the applicable Credit Extension set forth in Article IV are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest. (d) Obligations of Lenders Several. The obligations of the Lenders hereunder to make Term Loans and Revolving Loans, to fund participations in Letters of Credit and Swingline Loans and to make payments pursuant to Section 11.04(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 11.04(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 11.04(c). (e) Funding Source. Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner. (f) Pro Rata Treatment. Except to the extent otherwise provided herein: (i) each Borrowing (other than Swingline Borrowings) shall be made from the Appropriate Lenders, each

67 [Harmonic] Credit Agreement #231730035 payment of fees under Section 2.09 and Section 2.03 shall be made for account of the Appropriate Lenders, and each termination or reduction of the amount of the Commitments shall be applied to the respective Commitments of the Lenders, pro rata according to the amounts of their respective Commitments; (ii) each Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of Revolving Loans) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans by the Borrower shall be made for account of the Appropriate Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for account of the Appropriate Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Appropriate Lenders. (g) Insufficient Funds. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, L/C Borrowings, interest and fees then due hereunder, such funds shall be applied (i) first, toward payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, toward payment of principal and L/C Borrowings then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal and L/C Borrowings then due to such parties. 2.13 Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of any of the Facilities due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of any of the Facilities owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facilities owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans and sub-participations in L/C Obligations and Swingline Loans of the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facilities then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that: (i) if any such participations or sub-participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or sub- participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section 2.13 shall not be construed to apply to (A) any payment made by or on behalf of the Borrower pursuant to and in accordance with

68 [Harmonic] Credit Agreement #231730035 the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (B) the application of Cash Collateral provided for in Section 2.14, or (C) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or sub-participations in L/C Obligations or Swingline Loans to any assignee or participant, other than an assignment to any Loan Party or any Affiliate thereof (as to which the provisions of this Section 2.13 shall apply). Each Loan Party consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Loan Party rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Loan Party in the amount of such participation. 2.14 Cash Collateral. (a) Obligation to Cash Collateralize. At any time there shall exist a Defaulting Lender, within one Business Day following the written request of the Administrative Agent or the L/C Issuer (with a copy to the Administrative Agent), the Borrower shall Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to Section 2.15(a)(iv) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the Minimum Collateral Amount. (b) Grant of Security Interest. The Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grants to (and subjects to the control of) the Administrative Agent, for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and agrees to maintain, a first priority security interest in all such cash, deposit accounts and all balances therein, and all other property so provided as Collateral pursuant hereto, and in all proceeds of the foregoing, all as security for the obligations to which such Cash Collateral may be applied pursuant to Section 2.14(c). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent or the L/C Issuer as herein provided, or that the total amount of such Cash Collateral is less than the Minimum Collateral Amount, the Borrower will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (determined in the case of Cash Collateral provided pursuant to Section 2.15(a)(v), after giving effect to Section 2.15(a)(v) and any Cash Collateral provided by the Defaulting Lender). All Cash Collateral (other than credit support not constituting funds subject to deposit) shall be maintained in one or more Controlled Accounts at Citibank. The Borrower shall pay on demand therefor from time to time all customary account opening, activity and other administrative fees and charges in connection with the maintenance and disbursement of Cash Collateral. (c) Application. Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under any of this Section 2.14 or Sections 2.03, 2.05, 2.15 or 8.02 in respect of Letters of Credit shall be held and applied to the satisfaction of the specific L/C Obligations, obligations to fund participations therein (including, as to Cash Collateral provided by a Revolving Lender that is a Defaulting Lender, any interest accrued on such obligation) and other obligations for which the Cash Collateral was so provided, prior to any other application of such property as may be provided for herein. (d) Release. Cash Collateral (or the appropriate portion thereof) provided to reduce Fronting Exposure or to secure other obligations shall be released promptly following (i) the elimination of the applicable Fronting Exposure or other obligations giving rise thereto (including

69 [Harmonic] Credit Agreement #231730035 by the termination of Defaulting Lender status of the applicable Revolving Lender (or, as appropriate, its assignee following compliance with Section 11.06(b)(vi))) or (ii) the determination by the Administrative Agent and the L/C Issuer that there exists excess Cash Collateral; provided that (A) any such release shall be without prejudice to, and any disbursement or other transfer of Cash Collateral shall be and remain subject to, any other Lien conferred under the Loan Documents and the other applicable provisions of the Loan Documents, and (B) the Person providing Cash Collateral and the L/C Issuer may agree that Cash Collateral shall not be released but instead held to support future anticipated Fronting Exposure or other obligations. 2.15 Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of “Required Lenders” and Section 11.01. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VIII or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 11.08 shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the L/C Issuer or the Swingline Lender hereunder; third, to Cash Collateralize the L/C Issuer’s Fronting Exposure with respect to such Defaulting Lender in accordance with Section 2.14; fourth, as the Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Borrower, to be held in a deposit account and released pro rata in order to (A) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (B) Cash Collateralize the L/C Issuer’s future Fronting Exposure with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with Section 2.14; sixth, to the payment of any amounts owing to the Lenders, the L/C Issuer or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender, the L/C Issuer or the Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise as may be required under the Loan Documents in connection with any Lien conferred thereunder or directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or L/C Borrowings in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Section 4.02 were satisfied or waived, such payment shall be applied solely to

70 [Harmonic] Credit Agreement #231730035 pay the Loans of, and L/C Obligations owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Obligations owed to, such Defaulting Lender until such time as all Loans and funded and unfunded participations in L/C Obligations and Swingline Loans are held by the Lenders pro rata in accordance with the Commitments hereunder without giving effect to Section 2.15(a)(v). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this Section 2.15(a)(ii) shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) Fees. No Defaulting Lender shall be entitled to receive any fee payable under Section 2.09(a) for any period during which that Lender is a Defaulting Lender (and the Borrower shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (B) Letter of Credit Fees. Each Defaulting Lender shall be entitled to receive Letter of Credit Fees for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Applicable Revolving Percentage of the stated amount of Letters of Credit for which it has provided Cash Collateral pursuant to Section 2.14. (C) Defaulting Lender Fees. With respect to any Letter of Credit Fee not required to be paid to any Defaulting Lender pursuant to clause (A) or (B) above, the Borrower shall (1) pay to each Non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in L/C Obligations or Swingline Loans that has been reallocated to such Non-Defaulting Lender pursuant to clause (iv) below, (2) pay to the L/C Issuer and the Swingline Lender, as applicable, the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to such L/C Issuer’s or Swingline Lender’s Fronting Exposure to such Defaulting Lender, and (3) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Applicable Revolving Percentages to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in L/C Obligations and Swingline Loans shall be reallocated among the Non-Defaulting Lenders in accordance with their respective Applicable Revolving Percentages (calculated without regard to such Defaulting Lender’s Commitment) but only to the extent that such reallocation does not cause the aggregate Revolving Exposure of any Non-Defaulting Lender to exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 11.20, no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (v) Cash Collateral, Repayment of Swingline Loans. If the reallocation described in clause (a)(v) above cannot, or can only partially, be effected, the Borrower shall, without prejudice to any right or remedy available to it hereunder or under Applicable Law, (A) first, prepay Swingline Loans in an amount equal to the Swingline Lender’s

71 [Harmonic] Credit Agreement #231730035 Fronting Exposure and (B) second, Cash Collateralize the L/C Issuer’s Fronting Exposure in accordance with the procedures set forth in Section 2.14. (b) Defaulting Lender Cure. If the Borrower, the Administrative Agent, the Swingline Lender and the L/C Issuer agree in writing that a Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Letters of Credit and Swingline Loans to be held pro rata by the Lenders in accordance with their Revolving Commitments (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; and provided further that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (c) New Swingline Loans/Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, (i) the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan and (ii) the L/C Issuer shall not be required to issue, extend, increase, reinstate or renew any letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. 2.16 Increase in Commitments. Borrower Request. The Company may by written notice to the Administrative Agent elect to request (x) prior to the Maturity Date for the Revolving Facility, an increase to the existing Revolving Commitments (each, an “Incremental Revolving Commitment”) and/or (y) the establishment of one or more new term loan commitments (each, an “Incremental Term Commitment”), by an aggregate amount not in excess of an amount equal to (i) $100,000,000 plus (ii) an additional amount such that, after giving Pro Forma Effect to the incurrence of such Incremental Revolving Commitment (and assuming all Incremental Revolving Commitments are fully drawn) and/or the Incremental Term Loans, the Consolidated Net Leverage Ratio is no greater than 2.50:1.00 (for the avoidance of doubt, any incurrence under clause (i) above shall not be given pro forma effect for purposes of determining the Consolidated Net Leverage Ratio for purposes of effectuating the incurrence under clause (ii)). Each such notice shall specify (i) the date (each, an “Increase Effective Date”) on which the Company proposes that the Incremental Commitments shall be effective, which shall be a date not less than ten (10) Business Days after the date on which such notice is delivered to the Administrative Agent and (ii) the identity of each Eligible Assignee to whom the Company proposes any portion of such Incremental Commitments be allocated and the amounts of such allocations; provided that any existing Lender approached to provide all or a portion of the Incremental Commitments may elect or decline, in its sole discretion, to provide such Incremental Commitment. (i) Each Incremental Commitment shall be in an aggregate amount of $30,000,000 or any whole multiple of $1,000,000 in excess thereof (provided that such amount may be less than $30,000,000 if such amount represents all remaining availability under the aggregate limit in respect of Incremental Commitments set forth in above) and (ii) no more than three (3) Incremental Commitments may be requested during the term of this Agreement. (a) Conditions. The Incremental Commitments shall become effective as of the Increase Effective Date; provided that (and, in the case of an Incremental Term Loan incurred solely to finance a substantially concurrent Limited Condition Acquisition, subject to Section 1.09):

72 [Harmonic] Credit Agreement #231730035 (i) each of the conditions set forth in Section 4.02 shall be satisfied; (ii) no Default shall have occurred and be continuing or would result from the borrowings to be made on the Increase Effective Date; (iii) the representations and warranties contained in Article V and the other Loan Documents are true and correct in all material respects on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and except that for purposes of this Section 2.15(a), the representations and warranties contained in Section 5.05(a) and Section 5.05(b) shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01. (iv) on a Pro Forma Basis (assuming, in the case of Incremental Revolving Commitments, that such Incremental Revolving Commitments are fully drawn), the Borrower shall be in compliance with each of the covenants set forth in Section 7.11; (v) the Borrower shall make any breakage payments in connection with any adjustment of Revolving Loans pursuant to Section 3.05; (vi) the Borrower shall deliver or cause to be delivered officer’s certificates and legal opinions of the type delivered on the Closing Date to the extent reasonably requested by, and in form and substance reasonably satisfactory to, the Administrative Agent; and (vii) (A) upon the reasonable request of any Lender made at least seven (7) days prior to the Increase Effective Date, the Company shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the PATRIOT Act, in each case at least three (3) Business Days prior to the Increase Effective Date and (B) at least three (3) Business Days prior to the Increase Effective Date, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party. (b) Terms of New Loans and Commitments. The terms and provisions of Loans made pursuant to Incremental Commitments shall be as follows: (i) terms and provisions of Incremental Term Loans shall be, except as otherwise set forth herein or in the Increase Joinder, identical to the Term Loans (it being understood that Incremental Term Loans may be a part of the Term Loans) and to the extent that the terms and provisions of Incremental Term Loans are not identical to the Term Loans (except to the extent permitted by clause (iii), (iv) or (v) below) they shall be reasonably satisfactory to the Administrative Agent; provided that in any event the Incremental Term Loans must comply with clauses (iii), (iv) and (v) below; (ii) the terms and provisions of Revolving Loans made pursuant to new Commitments shall be identical to the Revolving Loans; (iii) the weighted average life to maturity of any Incremental Term Loans shall be no shorter than the remaining weighted average life to maturity of the then existing Term Loans;

73 [Harmonic] Credit Agreement #231730035 (iv) the maturity date of Incremental Term Loans (the “Incremental Term Loan Maturity Date”) shall not be earlier than the than the Maturity Date; (v) the Applicable Rate for Incremental Term Loans shall be determined by the Company and the Lenders of the Incremental Term Loans; The Incremental Commitments shall be effected by a joinder agreement (the “Increase Joinder”) executed by the Borrower, the Administrative Agent and each Lender making such Incremental Commitment, in form and substance reasonably satisfactory to each of them. Notwithstanding the provisions of Section 11.01, the Increase Joinder may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.16. In addition, unless otherwise specifically provided herein, all references in Loan Documents to Revolving Loans or Term Loans shall be deemed, unless the context otherwise requires, to include references to Revolving Loans made pursuant to Incremental Revolving Commitments and Incremental Term Loans that are Term Loans, respectively, made pursuant to this Agreement. This Section 2.16 shall supersede any provisions in Section 2.13 or Section 11.01 to the contrary. (c) Adjustment of Revolving Credit Loans. To the extent the Commitments being increased on the relevant Increase Effective Date are Incremental Revolving Commitments, then each Revolving Lender that is acquiring an Incremental Revolving Commitment on the Increase Effective Date shall make a Revolving Loan, the proceeds of which will be used to prepay the Revolving Loans of the other Revolving Lenders immediately prior to such Increase Effective Date, so that, after giving effect thereto, the Revolving Loans outstanding are held by the Revolving Lenders pro rata based on their Revolving Commitments after giving effect to such Increase Effective Date. If there is a new borrowing of Revolving Loans on such Increase Effective Date, the Revolving Lenders after giving effect to such Increase Effective Date shall make such Revolving Loans in accordance with Section 2.01(b). (d) Making of New Term Loans. On any Increase Effective Date on which new Commitments for Term Loans are effective, subject to the satisfaction of the foregoing terms and conditions, each Lender of such new Commitment shall make a Term Loan to the Borrower in an amount equal to its new Commitment. (e) Equal and Ratable Benefit. The Loans and Commitments established pursuant to this Section 2.16 shall constitute Loans and Commitments under, and shall be entitled to all the benefits afforded by, this Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents, except that the new Loans may be subordinated in right of payment or the Liens securing the new Loans may be subordinated, in each case, to the extent set forth in the Increase Joinder. The Loan Parties shall take any actions reasonably required by the Administrative Agent to ensure and/or demonstrate that the Lien and security interests granted by the Collateral Documents continue to be perfected under the UCC or otherwise after giving effect to the establishment of any such class of Term Loans or any such new Commitments. 2.17 Designated Borrowers. (a) Designated Borrowers. The Company may at any time, upon not less than fifteen (15) Business Days’ notice from the Company to the Administrative Agent (or such shorter period as may be agreed by the Administrative Agent in its sole discretion), request to designate any Domestic Subsidiary that is a Material Subsidiary of the Company (an “Applicant Borrower”) as a Designated Borrower to receive Loans hereunder by delivering to the Administrative Agent (which shall promptly deliver counterparts thereof to each

74 [Harmonic] Credit Agreement #231730035 Lender) a duly executed notice and agreement in substantially the form of Exhibit R (a “Designated Borrower Request and Assumption Agreement”). The parties hereto acknowledge and agree that prior to any Applicant Borrower becoming entitled to utilize the credit facilities provided for herein (i) the Administrative Agent and the Lenders that are to provide Commitments and/or Loans in favor of an Applicant Borrower must each agree to such Applicant Borrower becoming a Designated Borrower and (ii) the Administrative Agent and such Lenders shall have received such supporting resolutions, incumbency certificates, opinions of counsel and other documents or information, in form, content and scope reasonably satisfactory to the Administrative Agent, as may be required by the Administrative Agent, and Notes signed by such new Borrowers to the extent any Lender so requires (the requirements in clauses (i) and (ii) hereof, the “Designated Borrower Requirements”). If the Designated Borrower Requirements are met, the Administrative Agent shall send a notice in substantially the form of Exhibit S (a “Designated Borrower Notice”) to the Company and the Lenders specifying the effective date upon which the Applicant Borrower shall constitute a Designated Borrower for purposes hereof, whereupon each of the Lenders agrees to permit such Designated Borrower to receive Loans hereunder, on the terms and conditions set forth herein, and each of the parties agrees that such Designated Borrower otherwise shall be a Borrower for all purposes of this Agreement; provided that no Loan Notice or Letter of Credit Application may be submitted by or on behalf of such Designated Borrower until the date five (5) Business Days after such effective date. (b) Obligations. Except as specifically provided herein, the Secured Obligations of the Company and each of the Borrowers shall be joint and several in nature regardless of which such Person actually receives Credit Extensions hereunder or the amount of such Credit Extensions received or the manner in which the Administrative Agent, the L/C Issuer or any Lender accounts for such Credit Extensions on its books and records. (c) Appointment. Each Subsidiary of the Company that is or becomes a “Designated Borrower” pursuant to this Section 2.17 hereby irrevocably appoints the Company to act as its agent for all purposes of this Agreement and the other Loan Documents and agrees that (i) the Company may execute such documents on behalf of such Designated Borrower as the Company deems appropriate in its sole discretion and each Designated Borrower shall be obligated by all of the terms of any such document executed on its behalf, (ii) any notice or communication delivered by the Administrative Agent or the Lender to the Company shall be deemed delivered to each Designated Borrower and (iii) the Administrative Agent or the Lenders may accept, and be permitted to rely on, any document, instrument or agreement executed by the Company on behalf of each of the Loan Parties. ARTICLE III TAXES, YIELD PROTECTION AND ILLEGALITY 3.01 Taxes. (a) Defined Terms. For purposes of this Section 3.01, the term “Applicable Law” includes FATCA and the term “Lender” includes any L/C Issuer.

75 [Harmonic] Credit Agreement #231730035 (b) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Laws. If any Applicable Laws (as determined in the good faith discretion of an applicable withholding agent) require the deduction or withholding of any Tax from any such payment by the applicable withholding agent, then the applicable withholding agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made. (c) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Tax Indemnifications. (i) Each of the Loan Parties shall, and does hereby, jointly and severally indemnify each Recipient, and shall make payment in respect thereof within ten (10) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 3.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (ii) Each Lender shall, and does hereby, severally indemnify and shall make payment in respect thereof within ten (10) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (B) the Administrative Agent and the Loan Parties, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 11.06(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent and the Loan Parties, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or a Loan Party in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this clause (d)(ii).

76 [Harmonic] Credit Agreement #231730035 (e) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority, as provided in this Section 3.01, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (f) Status of Lenders; Tax Documentation. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 3.01(f)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person, (A) any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies of IRS Form W–9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W–8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W–8BEN–E (or W–8BEN, as applicable) establishing an exemption from, or reduction

77 [Harmonic] Credit Agreement #231730035 of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) executed copies of IRS Form W–8ECI; (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit M–1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W–8BEN– E (or W–8BEN, as applicable); or (4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W–8IMY, accompanied by IRS Form W– 8ECI, IRS Form W–8BEN–E (or W–8BEN, as applicable), a U.S. Tax Compliance Certificate substantially in the form of Exhibit M–2 or Exhibit M–3, IRS Form W–9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit M–4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed copies (or originals, as required) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from

78 [Harmonic] Credit Agreement #231730035 such payment. Solely for the purposes of this clause (f)(ii)(D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. (iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 3.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so. (g) Treatment of Certain Refunds. Unless required by Applicable Laws, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified by any Loan Party or with respect to which any Loan Party has paid additional amounts pursuant to this Section 3.01, it shall pay to such Loan Party an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by such Loan Party under this Section 3.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that each Loan Party, upon the request of the Recipient, agrees to repay the amount paid over to such Loan Party (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this clause (g), in no event will the applicable Recipient be required to pay any amount to such Loan Party pursuant to this clause (g) the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This clause (g) shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its Taxes that it deems confidential) to any Loan Party or any other Person. (h) Survival. Each party’s obligations under this Section 3.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations. 3.02 Illegality. If any Lender determines that any Law has made it unlawful, or that any Governmental Authority has asserted that it is unlawful, for any Lender or its applicable Lending Office to make, maintain or fund or charge interest with respect to any Credit Extension, or to determine or charge interest rates based upon SOFR or Term SOFR, then, upon notice thereof by such Lender to the Borrower (through the Administrative Agent), (a) any obligation of such Lender to make or continue Term SOFR Loans or to convert Base Rate Loans to Term SOFR Loans shall be suspended, and (b) if such notice asserts the illegality of such Lender making or maintaining Base Rate Loans the interest rate on which is determined by reference to the Term SOFR component of the Base Rate, the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate, in each case until such Lender notifies the Administrative Agent and the Borrower that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, (i) the Borrower shall, upon demand from such Lender (with a copy

79 [Harmonic] Credit Agreement #231730035 to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans of such Lender to Base Rate Loans (the interest rate on which Base Rate Loans of such Lender shall, if necessary to avoid such illegality, be determined by the Administrative Agent without reference to the Term SOFR component of the Base Rate), either on the last day of the Interest Period therefor, if such Lender may lawfully continue to maintain such Term SOFR Loan to such day, or immediately, if such Lender may not lawfully continue to maintain such Term SOFR Loans and (ii) if such notice asserts the illegality of such Lender determining or charging interest rates based upon SOFR, the Administrative Agent shall during the period of such suspension compute the Base Rate applicable to such Lender without reference to the Term SOFR component thereof until the Administrative Agent is advised in writing by such Lender that it is no longer illegal for such Lender to determine or charge interest rates based upon SOFR. Upon any such prepayment or conversion, the Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 3.05. 3.03 Inability to Determine Rates. (a) If in connection with any request for a Term SOFR Loan or a conversion of Base Rate Loans to Term SOFR Loans or a continuation of any of such Loans, as applicable, (i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (A) no Successor Rate has been determined in accordance with Section 3.03(b), and the circumstances under clause (i) of Section 3.03(b) or the Scheduled Unavailability Date has occurred, or (B) adequate and reasonable means do not otherwise exist for determining Term SOFR for any requested Interest Period with respect to a proposed Term SOFR Loan or in connection with an existing or proposed Base Rate Loan, or (ii) the Administrative Agent or the Required Lenders determine that for any reason that Term SOFR for any requested Interest Period with respect to a proposed Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Administrative Agent will promptly so notify the Borrower and each Lender. Thereafter, (x) the obligation of the Lenders to make or maintain Term SOFR Loans, or to convert Base Rate Loans to Term SOFR Loans, shall be suspended (to the extent of the affected Term SOFR Loans or Interest Periods), and (y) in the event of a determination described in the preceding sentence with respect to the Term SOFR component of the Base Rate, the utilization of the Term SOFR component in determining the Base Rate shall be suspended, in each case until the Administrative Agent (or, in the case of a determination by the Required Lenders described in clause (ii) of this Section 3.03(a), until the Administrative Agent upon instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Borrower may revoke any pending request for a Borrowing of, or conversion to, or continuation of Term SOFR Loans (to the extent of the affected Term SOFR Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of Base Rate Loans in the amount specified therein and (ii) any outstanding Term SOFR Loans shall be deemed to have been converted to Base Rate Loans immediately at the end of their respective applicable Interest Period. (b) Notwithstanding anything to the contrary in this Agreement or any other Loan Documents, but without limiting Sections 3.03(a) and (b) above, if the Administrative Agent determines (which determination shall be conclusive and binding upon all parties hereto absent manifest error), or the Borrower or Required Lenders notify the Administrative Agent (with, in the case of the Required Lenders, a copy to the Borrower) that the Borrower or Required Lenders (as applicable) have determined (which determination likewise shall be conclusive and binding upon all parties hereto absent manifest error), that:

80 [Harmonic] Credit Agreement #231730035 (i) adequate and reasonable means do not exist for ascertaining one month, three month and six month interest periods of Term SOFR, including, without limitation, because the Term SOFR Screen Rate is not available or published on a current basis and such circumstances are unlikely to be temporary; or (ii) CME or any successor administrator of the Term SOFR Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent or such administrator with respect to its publication of Term SOFR, in each case acting in such capacity, has made a public statement identifying a specific date after which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate shall or will no longer be representative or made available, or permitted to be used for determining the interest rate of U.S. dollar denominated syndicated loans, or shall or will otherwise cease, provided that, at the time of such statement, there is no successor administrator that is satisfactory to the Administrative Agent, that will continue to provide such representative interest periods of Term SOFR after such specific date (the latest date on which one month, three month and six month interest periods of Term SOFR or the Term SOFR Screen Rate are no longer representative or available permanently or indefinitely, the “Scheduled Unavailability Date”); then, on a date and time determined by the Administrative Agent (any such date, the “Term SOFR Replacement Date”), which date shall be at the end of an Interest Period or on the relevant interest payment date, as applicable, for interest calculated and, solely with respect to clause (ii) above, no later than the Scheduled Unavailability Date, Term SOFR will be replaced hereunder and under any Loan Document with Daily Simple SOFR plus the SOFR Adjustment for any payment period for interest calculated that can be determined by the Administrative Agent, in each case, without any amendment to, or further action or consent of any other party to, this Agreement or any other Loan Document (the “Successor Rate”). If the Successor Rate is Daily Simple SOFR plus the SOFR Adjustment, all interest payments will be payable on a monthly basis. Notwithstanding anything to the contrary herein, (i) if the Administrative Agent determines that Daily Simple SOFR is not available on or prior to the Term SOFR Replacement Date, or (ii) if the events or circumstances of the type described in Section 3.03(b)(i) or (ii) have occurred with respect to the Successor Rate then in effect, then in each case, the Administrative Agent and the Borrower may amend this Agreement solely for the purpose of replacing Term SOFR or any then current Successor Rate in accordance with this Section 3.03 at the end of any Interest Period, relevant interest payment date or payment period for interest calculated, as applicable, with an alternative benchmark rate giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such alternative benchmark. and, in each case, including any mathematical or other adjustments to such benchmark giving due consideration to any evolving or then existing convention for similar U.S. dollar denominated credit facilities syndicated and agented in the United States for such benchmark. For the avoidance of doubt, any such proposed rate and adjustments, shall constitute a “Successor Rate”. Any such amendment shall become effective at 5:00 p.m. on the fifth Business Day after the Administrative Agent shall have posted such proposed amendment to all Lenders and the Borrower unless, prior to such time, Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders object to such amendment. The Administrative Agent will promptly (in one or more notices) notify the Borrower and each Lender of the implementation of any Successor Rate.

81 [Harmonic] Credit Agreement #231730035 Any Successor Rate shall be applied in a manner consistent with market practice; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such Successor Rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent. Notwithstanding anything else herein, if at any time any Successor Rate as so determined would otherwise be less than zero percent, the Successor Rate will be deemed to be zero percent for the purposes of this Agreement and the other Loan Documents. In connection with the implementation of a Successor Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement; provided that, with respect to any such amendment effected, the Administrative Agent shall post each such amendment implementing such Conforming Changes to the Borrower and the Lenders reasonably promptly after such amendment becomes effective. (c) For purposes of this Section 3.03, those Lenders that either have not made, or do not have an obligation under this Agreement to make, the relevant Loans in Dollars shall be excluded from any determination of Required Lenders. 3.04 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the L/C Issuer; (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or (iii) impose on any Lender or the L/C Issuer any other condition, cost or expense affecting this Agreement or Term SOFR Loans made by such Lender or any Letter of Credit or participation therein; and the result of any of the foregoing shall be to increase the cost to such Lender of making, converting to, continuing or maintaining any Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or the L/C Issuer of participating in, issuing or maintaining any Letter of Credit (or of maintaining its obligation to participate in or to issue any Letter of Credit), or to reduce the amount of any sum received or receivable by such Lender or the L/C Issuer hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or the L/C Issuer, the Borrower will pay (or cause the applicable Designated Borrower to pay) to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer, as the case may be, for such additional costs incurred or reduction suffered.

82 [Harmonic] Credit Agreement #231730035 (b) Capital Requirements. If any Lender or the L/C Issuer determines that any Change in Law affecting such Lender or the L/C Issuer or any Lending Office of such Lender or such Lender’s or the L/C Issuer’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s or the L/C Issuer’s capital or on the capital of such Lender’s or the L/C Issuer’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit or Swingline Loans held by, such Lender, or the Letters of Credit issued by the L/C Issuer, to a level below that which such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or the L/C Issuer’s policies and the policies of such Lender’s or the L/C Issuer’s holding company with respect to capital adequacy), then from time to time the Borrower will pay (or cause the applicable Designated Borrower to pay) to such Lender or the L/C Issuer, as the case may be, such additional amount or amounts as will compensate such Lender or the L/C Issuer or such Lender’s or the L/C Issuer’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Lender or the L/C Issuer setting forth the amount or amounts necessary to compensate such Lender or the L/C Issuer or its holding company, as the case may be, as specified in clause (a) or (b) of this Section 3.04 and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay (or cause the applicable Designated Borrower to pay) such Lender or the L/C Issuer, as the case may be, the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Lender or the L/C Issuer to demand compensation pursuant to the foregoing provisions of this Section 3.04 shall not constitute a waiver of such Lender’s or the L/C Issuer’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender or the L/C Issuer pursuant to the foregoing provisions of this Section 3.04 for any increased costs incurred or reductions suffered more than nine (9) months prior to the date that such Lender or the L/C Issuer, as the case may be, notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s or the L/C Issuer’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the nine (9) month period referred to above shall be extended to include the period of retroactive effect thereof). 3.05 Compensation for Losses. Upon demand of any Lender (with a copy to the Administrative Agent) from time to time, the Borrower shall promptly compensate (or cause the applicable Designated Borrower to compensate) such Lender for and hold such Lender harmless from any loss, cost or expense incurred by it as a result of: (a) any continuation, conversion, payment or prepayment of any Loan other than a Base Rate Loan on a day other than the last day of the Interest Period for such Loan (whether voluntary, mandatory, automatic, by reason of acceleration, or otherwise); (b) any failure by the Borrower (for a reason other than the failure of such Lender to make a Loan) to prepay, borrow, continue or convert any Loan other than a Base Rate Loan on the date or in the amount notified by the Borrower or the applicable Designated Borrower; or (c) any assignment of a Term SOFR Loan on a day other than the last day of the Interest Period therefor as a result of a request by the Borrower pursuant to Section 11.13;

83 [Harmonic] Credit Agreement #231730035 including any loss of anticipated profits and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Loan or from fees payable to terminate the deposits from which such funds were obtained. The Borrower shall also pay (or cause the applicable Designated Borrower to pay) any customary administrative fees charged by such Lender in connection with the foregoing. 3.06 Mitigation Obligations; Replacement of Lenders. (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 3.04, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender, the L/C Issuer, or any Governmental Authority for the account of any Lender or the L/C Issuer pursuant to Section 3.01, or if any Lender gives a notice pursuant to Section 3.02, then at the request of the Borrower, such Lender or the L/C Issuer shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender or the L/C Issuer, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 3.01 or 3.04, as the case may be, in the future, or eliminate the need for the notice pursuant to Section 3.02, as applicable, and (ii) in each case, would not subject such Lender or the L/C Issuer, as the case may be, to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender or the L/C Issuer, as the case may be. The Borrower hereby agrees to pay (or cause the applicable Designated Borrower to pay) all reasonable costs and expenses incurred by any Lender or the L/C Issuer in connection with any such designation or assignment. (b) Replacement of Lenders. If any Lender requests compensation under Section 3.04, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 3.06(a), the Borrower may replace such Lender in accordance with Section 11.13. 3.07 Survival. All of the Borrower’s obligations under this Article III shall survive termination of the Aggregate Commitments, repayment of all other Obligations hereunder, resignation of the Administrative Agent and the Facility Termination Date. ARTICLE IV CONDITIONS PRECEDENT TO CREDIT EXTENSIONS 4.01 Conditions of Initial Credit Extension. The obligation of the L/C Issuer and each Lender to make its initial Credit Extension hereunder is subject to satisfaction of the following conditions precedent: (a) Execution of Credit Agreement; Loan Documents. The Administrative Agent shall have received (i) counterparts of this Agreement, executed by a Responsible Officer of each Loan Party and a duly authorized officer of each Lender, (ii) for the account of each Lender requesting a Note, a Note executed by a Responsible Officer of the Borrower, (iii) counterparts of the Security Agreement and each other Collateral Document, executed by a Responsible Officer of the applicable Loan Parties and a duly authorized officer of each other Person party thereto, as

84 [Harmonic] Credit Agreement #231730035 applicable and (iv) counterparts of any other Loan Document, executed by a Responsible Officer of the applicable Loan Party and a duly authorized officer of each other Person party thereto. (b) Officer’s Certificate. The Administrative Agent shall have received an Officer’s Certificate dated the Closing Date, certifying as to the Organization Documents of each Loan Party (which, to the extent filed with a Governmental Authority, shall be certified as of a recent date by such Governmental Authority), the resolutions of the governing body of each Loan Party, the good standing, existence or its equivalent of each Loan Party and of the incumbency (including specimen signatures) of the Responsible Officers of each Loan Party. (c) Legal Opinions of Counsel. The Administrative Agent shall have received an opinion or opinions (including, if requested by the Administrative Agent, local counsel opinions) of counsel for the Loan Parties, dated the Closing Date and addressed to the Administrative Agent and the Lenders, in form and substance acceptable to the Administrative Agent. (d) Financial Statements. The Administrative Agent and the Lenders shall have received (i) copies of the financial statements referred to in Section 5.05, each in form and substance satisfactory to each of them, audited financial statements for the fiscal years ending December 31, 2021 and December 31, 2020 and (ii) projections for the Company and its Subsidiaries for each of the five (5) fiscal years following the Closing Date, each in form and substance satisfactory to each of them, including balance sheets, income statements, and cash flow statements on a quarterly basis for the first (1st) year following the Closing Date, and on an annual basis for each year thereafter through and including the Maturity Date. (e) Personal Property Collateral. The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent: (i) (A) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each Loan Party and each jurisdiction where any Collateral is located or where a filing would need to be made in order to perfect the Administrative Agent’s security interest in the Collateral, copies of the financing statements on file in such jurisdictions and evidence that no Liens exist other than Permitted Liens and (B) tax lien, judgment and bankruptcy searches; (ii) searches of ownership of Intellectual Property in the appropriate governmental offices and such patent/trademark/copyright filings as requested by the Administrative Agent in order to perfect the Administrative Agent’s security interest in the Intellectual Property; (iii) completed UCC financing statements for each appropriate jurisdiction as is necessary, in the Administrative Agent’s sole discretion, to perfect the Administrative Agent’s security interest in the Collateral; (iv) subject to Section 6.17, stock or membership certificates, if any, evidencing the Pledged Equity and undated stock or transfer powers duly executed in blank; in each case to the extent such Pledged Equity is certificated; (v) to the extent required to be delivered, filed, registered or recorded pursuant to the terms and conditions of the Collateral Documents, all instruments, documents and chattel paper in the possession of any of the Loan Parties, together with allonges or

85 [Harmonic] Credit Agreement #231730035 assignments as may be necessary or appropriate to create and perfect the Administrative Agent’s and the Lenders’ security interest in the Collateral; (vi) Qualifying Control Agreements satisfactory to the Administrative Agent to the extent required to be delivered pursuant to Section 6.13; and (vii) a customary perfection certificate, executed by a Responsible Officer of the Company. (f) Liability, Casualty, Property, Terrorism and Business Interruption Insurance. The Administrative Agent shall have received copies of insurance policies, declaration pages, certificates, and endorsements of insurance or insurance binders evidencing liability, casualty, property, terrorism and business interruption insurance meeting the requirements set forth herein or in the Collateral Documents or as required by the Administrative Agent. The Loan Parties shall have delivered to the Administrative Agent an Authorization to Share Insurance Information. (g) Solvency Certificate. The Administrative Agent shall have received a Solvency Certificate signed by a Responsible Officer of the Company as to the financial condition, solvency and related matters of the Company and its Subsidiaries, after giving effect to the initial Borrowings under the Loan Documents and the other transactions contemplated hereby. (h) Material Adverse Effect. There shall not have occurred, since December 31, 2022, any event or condition that has had, or could be reasonably expected, either individually or in the aggregate, to have, a Material Adverse Effect. (i) Closing Date Certificate. The Administrative Agent shall have received a certificate or certificates executed by a Responsible Officer of the Company as of the Closing Date, as to certain matters, substantially in the form of Exhibit P. (j) Loan Notice. The Administrative Agent shall have received a Loan Notice with respect to the Loans to be made on the Closing Date. (k) Existing Indebtedness of the Loan Parties. All of the existing Indebtedness for borrowed money of the Company and its Subsidiaries (other than Indebtedness permitted to exist pursuant to Section 7.02) shall be repaid in full and all security interests related thereto shall be terminated on or prior to the Closing Date. (l) No Litigation. There shall be no actions, suits, investigations or proceedings pending or, to the knowledge of the Loan Parties, threatened in writing in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (m) Anti-Money-Laundering; Beneficial Ownership. Upon the reasonable request of any Lender at least seven (7) days prior to the Closing Date, the Borrower shall have provided to such Lender at least three (3) Business Days prior to the Closing Date, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party at least three (3) Business Days prior to the Closing Date.

86 [Harmonic] Credit Agreement #231730035 (n) Consents. The Administrative Agent shall have received evidence that all members, boards of directors, governmental, shareholder and material third party consents and approvals necessary in connection with the entering into of this Agreement have been obtained. (o) Fees and Expenses. The Administrative Agent and the Lenders shall have received all fees and expenses, if any, owing pursuant to the Fee Letter and Section 2.09. (p) Due Diligence. The Lenders shall have completed a due diligence investigation of the Company and its Subsidiaries in scope, and with results, satisfactory to the Lenders. (q) Other Documents. All other documents provided for herein or which the Administrative Agent or any other Lender may reasonably request or require. (r) Additional Information. Such additional information and materials which the Administrative Agent and/or any Lender shall reasonably request or require. Without limiting the generality of the provisions of Section 9.03(c), for purposes of determining compliance with the conditions specified in this Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. 4.02 Conditions to all Credit Extensions. Subject to Section 1.09 solely with respect to any Incremental Term Loan incurred to finance a substantially concurrent Limited Condition Acquisition, the obligation of each Lender and the L/C Issuer to honor any Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Loans) is subject to the following conditions precedent: (a) Representations and Warranties. The representations and warranties of the Borrower and each other Loan Party contained in Article II, Article V or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct on and as of the date of such Credit Extension and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date of such Credit Extension, and except that for purposes of this Section 4.02, the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively. (b) Default. No Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds thereof. (c) Designated Borrower. If the applicable Borrower is a Designated Borrower, then the conditions of Section 2.16 to the designation of such Borrower as a Designated Borrower shall have been met to the satisfaction of the Administrative Agent. (d) Request for Credit Extension. The Administrative Agent and, if applicable, the L/C Issuer or the Swingline Lender shall have received a Request for Credit Extension in accordance with the requirements hereof.

87 [Harmonic] Credit Agreement #231730035 Each Request for Credit Extension (other than a Loan Notice requesting only a conversion of Loans to the other Type, or a continuation of Term SOFR Loans) submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in Sections 4.02(a) and (b) have been satisfied on and as of the date of the applicable Credit Extension. ARTICLE V REPRESENTATIONS AND WARRANTIES Each Loan Party represents and warrants to the Administrative Agent and the Lenders, as of the date made or deemed made, that: 5.01 Existence, Qualification and Power. Each Loan Party and each of its Subsidiaries (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute, deliver and perform its obligations under the Loan Documents to which it is a party, and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect. The copy of the Organization Documents of each Loan Party provided to the Administrative Agent pursuant to the terms of this Agreement is a true and correct copy of each such document, each of which is valid and in full force and effect. 5.02 Authorization; No Contravention. The execution, delivery and performance by each Loan Party of each Loan Document to which such Person is or is to be a party have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (i) any Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Applicable Law. 5.03 Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document, (b) the grant by any Loan Party of the Liens granted by it pursuant to the Collateral Documents, (c) the perfection or maintenance of the Liens created under the Collateral Documents (including the first priority nature thereof) or (d) the exercise by the Administrative Agent or any Lender of its rights under the Loan Documents or the remedies in respect of the Collateral pursuant to the Collateral Documents, other than (i) authorizations, approvals, actions, notices and filings which have been duly obtained and (ii) filings to perfect the Liens created by the Collateral Documents.

88 [Harmonic] Credit Agreement #231730035 5.04 Binding Effect. This Agreement has been, and each other Loan Document, when delivered hereunder, will have been, duly executed and delivered by each Loan Party that is party thereto. This Agreement constitutes, and each other Loan Document when so delivered will constitute, a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principals of equity. 5.05 Financial Statements; No Material Adverse Effect. (a) Audited Financial Statements. The Audited Financial Statements (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in Shareholders’ Equity for the period covered thereby in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; and (iii) show all material indebtedness and other liabilities, direct or contingent, of the Company and its Subsidiaries as of the date thereof, including liabilities for taxes, material commitments and Indebtedness. (b) Quarterly Financial Statements. The unaudited Consolidated balance sheet of the Company and its Subsidiaries dated September 30, 2023 and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for the fiscal quarter ended on that date (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein, and (ii) fairly present the financial condition of the Company and its Subsidiaries as of the date thereof and their results of operations, cash flows and changes in Shareholders’ Equity for the period covered thereby, subject, in the case of clauses (i) and (ii), to the absence of footnotes and to normal year-end audit adjustments. (c) Material Adverse Effect. Since the date of the balance sheet included in the Audited Financial Statements (and, in addition, after delivery of the most recent annual audited financial statements in accordance with the terms hereof, since the date of such annual audited financial statements), there has been no event or circumstance, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (d) Forecasted Financials. The Consolidated forecasted balance sheet, statements of income and cash flows of the Company and its Subsidiaries delivered pursuant to Section 4.01 or Section 6.01 were prepared in good faith on the basis of the assumptions stated therein, which assumptions were fair in light of the conditions existing at the time of delivery of such forecasts, and represented, at the time of delivery, the Borrower’s best estimate of its future financial condition and performance. 5.06 Litigation. There are no actions, suits, proceedings, claims or disputes pending or, to the knowledge of the Loan Parties after due and diligent investigation, threatened or contemplated, at law, in equity, in arbitration or before any Governmental Authority, by or against any Loan Party or any Subsidiary or against any of their properties or revenues that (a) purport to affect or pertain to this Agreement or any other Loan Document or any of the transactions contemplated hereby, or (b) either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect.

89 [Harmonic] Credit Agreement #231730035 5.07 No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to, or a party to, any Contractual Obligation that could, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Agreement or any other Loan Document. 5.08 Ownership of Property. Each Loan Party and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interests in, all real property necessary or used in the ordinary conduct of its business, except for such defects in title as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.09 Environmental Matters. (a) Except as could not, individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect on any of the Loan Parties or any of their respective subsidiaries: (i) (A) None of the properties currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries is listed or formally proposed for listing on the NPL or on the CERCLIS or any analogous foreign, state or local list or is adjacent to any such property; (B) there are no, and to the best knowledge of the Loan Parties and their Subsidiaries never have been any underground or above-ground storage tanks or any surface impoundments, septic tanks, pits, sumps or lagoons in which Hazardous Materials are being or have been treated, stored or disposed on any property currently owned, leased or operated by any Loan Party or any of its Subsidiaries or, to the best of the knowledge of the Loan Parties, on any property formerly owned, leased or operated by any Loan Party or any of its Subsidiaries; (C) there is no and never has been any asbestos or asbestos- containing material on, at or in any property currently owned, leased or operated by any Loan Party or any of its Subsidiaries; (D) Hazardous Materials have not been released on, at, under or from any property currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries or any property by or on behalf, or otherwise arising from the operations, of any Loan Party or any of its Subsidiaries; and (E) no Loan Party or any of its Subsidiaries has become subject to any Environmental Liability or knows of any facts or circumstances that could reasonably be expected to give rise to any Environmental Liability; (ii) (A) Neither any Loan Party nor any of its Subsidiaries is undertaking, and has not completed, either individually or together with other potentially responsible parties, any investigation or assessment or remedial or response action relating to any actual or threatened Release of Hazardous Materials at, on, under, or from any site, location or operation, either voluntarily or pursuant to the order of any Governmental Authority or the requirements of any Environmental Law; and (B) all Hazardous Materials generated, used, treated, handled or stored at, or transported to or from, any property currently or formerly owned, leased or operated by any Loan Party or any of its Subsidiaries have been disposed of in a manner which could not reasonably expected to result in liability to any Loan Party or any of its Subsidiaries;

90 [Harmonic] Credit Agreement #231730035 (iii) The Loan Parties and their respective Subsidiaries: (A) are, and within the period of all applicable statutes of limitation have been, in compliance with all applicable Environmental Laws; (B) hold all Environmental Permits (each of which is in full force and effect) required for any of their current or intended operations or for any property owned, leased, or otherwise operated by any of them; (C) are, and within the period of all applicable statutes of limitation have been, in compliance with all of their Environmental Permits; (D) to the extent within the control of the Loan Parties and their respective Subsidiaries, will timely renew and comply with each of their Environmental Permits and any additional Environmental permits that may be required of any of them without material expense, and timely comply with any current, future or potential Environmental Law without material expense; and (E) are not aware of any requirements proposed for adoption or implementation under any Environmental Law. (b) The Loan Parties and their respective Subsidiaries conduct in the ordinary course of business a review of the effect of existing Environmental Laws and claims alleging potential liability or responsibility for violation of any Environmental Law on their respective businesses, operations and properties, and as a result thereof the Borrower has reasonably concluded that such Environmental Laws and claims could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. 5.10 Insurance. The properties of the Company and its Subsidiaries are insured with financially sound and reputable insurance companies not Affiliates of the Borrower, in such amounts (after giving effect to any self- insurance compatible with the following standards), with such deductibles and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where the applicable Loan Party or the applicable Subsidiary operates. The general liability, casualty, property, terrorism and business interruption insurance coverage of the Loan Parties as in effect on the Closing Date, and as of the last date such Schedule was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, is outlined as to carrier, policy number, expiration date, type, amount and deductibles on Schedule 5.10 to the Disclosure Letter and such insurance coverage complies with the requirements set forth in this Agreement and the other Loan Documents. 5.11 Taxes. Each Loan Party and each of its Subsidiaries have timely filed all (a) federal and state income taxes and (b) other tax returns and reports required to be filed, and have timely paid all federal and state income and other Taxes (whether or not shown on a tax return), including in its capacity as a withholding agent, levied or imposed upon it or its properties, income or assets otherwise due and payable, except, in the case of clause (b), (x) those which are being contested in good faith by appropriate proceedings diligently conducted and for which adequate reserves have been provided in accordance with GAAP and (y) to the extent failure to do so could reasonably be expected to have a Material Adverse Effect. There is no proposed tax assessment against any Loan Party or any Subsidiary that would, if made, have a Material Adverse Effect, nor is there any tax sharing agreement applicable to the Borrower or any Subsidiary. 5.12 ERISA Compliance. (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other federal or state laws, other than any noncompliance that, in the aggregate, would not result in a liability in excess of the Threshold Amount.

91 [Harmonic] Credit Agreement #231730035 (b) There are no pending or, to the knowledge of the Loan Parties, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan that could reasonably be expected to have a Material Adverse Effect. There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan that has resulted or could reasonably be expected to result in a Material Adverse Effect. (c) No ERISA Event has occurred, or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, would reasonably be expected to result in a liability in excess of the Threshold Amount. (d) Neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any unsatisfied obligation to contribute to, or liability under, any active or terminated Pension Plan. (e) The Borrower represents and warrants as of the Closing Date that the Borrower is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Plans with respect to the Borrower’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments or this Agreement. 5.13 Margin Regulations; Investment Company Act. (a) Margin Regulations. Neither the Borrower nor any of its Subsidiaries is engaged or will engage, principally or as one of its important activities, in the business of purchasing or carrying margin stock (within the meaning of Regulation U), or extending credit for the purpose of purchasing or carrying margin stock. Following the application of the proceeds of each Borrowing or drawing under each Letter of Credit, not more than twenty-five percent (25%) of the value of the assets (either of the Borrower only or of the Company and its Subsidiaries on a Consolidated basis) subject to the provisions of Section 7.01 or Section 7.05 or subject to any restriction contained in any agreement or instrument between the Borrower or any of its Subsidiaries and any Lender or any Affiliate of any Lender relating to Indebtedness and within the scope of Section 8.01(e) will be margin stock. (b) Investment Company Act. None of the Borrower, any Person Controlling the Borrower, or any Subsidiary is or is required to be registered as an “investment company” under the Investment Company Act of 1940. 5.14 Disclosure. The Borrower has disclosed to the Administrative Agent and the Lenders all agreements, instruments and corporate or other restrictions to which it or any of its Subsidiaries or any other Loan Party is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. No report, financial statement, certificate or other information furnished (in writing) by or on behalf of any Loan Party to the Administrative Agent or any Lender in connection with the transactions contemplated hereby and the negotiation of this Agreement or delivered hereunder or under any other Loan Document (in each case as modified or supplemented by other information so furnished) contained, when furnished, any material misstatement of fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, each Loan Party represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

92 [Harmonic] Credit Agreement #231730035 5.15 Compliance with Laws. Each Loan Party and each Subsidiary thereof is in compliance with the requirements of all Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its properties, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted or (b) the failure to comply therewith, either individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect. 5.16 Solvency. The Borrower, individually, is, and the Loan Parties and their Subsidiaries on a Consolidated basis, taken as a whole, are, Solvent. 5.17 Casualty, Etc. Neither the businesses nor the properties of any Loan Party or any of its Subsidiaries are affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or of the public enemy or other casualty (whether or not covered by insurance) that, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. 5.18 Sanctions Concerns and Anti-Corruption Laws. (a) Sanctions Concerns. No Loan Party, nor any Subsidiary, nor, to the knowledge of the Loan Parties and their Subsidiaries, any director, officer, employee, agent, affiliate or representative thereof, is an individual or entity that is, or is owned or controlled by one or more individuals or entities that are (i) currently the subject or target of any Sanctions, (ii) included on OFAC’s List of Specially Designated Nationals or HMT’s Consolidated List of Financial Sanctions Targets, or any similar list enforced by any other relevant sanctions authority or (iii) located, organized or resident in a Designated Jurisdiction. The Company and its Subsidiaries have conducted their businesses in compliance with all applicable Sanctions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such Sanctions. (b) Anti-Corruption Laws. The Loan Parties and their Subsidiaries have conducted their business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions, and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws. 5.19 Responsible Officers. Set forth on Schedule 1.01(c) to the Disclosure Letter are Responsible Officers, holding the offices indicated next to their respective names, as of the Closing Date and as of the last date such Schedule 1.01(c) to the Disclosure Letter was required to be updated in accordance with Sections 6.02, 6.12 and 6.13 and such Responsible Officers are the duly elected and qualified officers of such Loan Party and are duly authorized to execute and deliver, on behalf of the respective Loan Party, this Agreement, the Notes and the other Loan Documents.

93 [Harmonic] Credit Agreement #231730035 5.20 Subsidiaries; Equity Interests; Loan Parties. (a) Subsidiaries, Joint Ventures, Partnerships and Equity Investments. Set forth on Schedule 5.20(a) to the Disclosure Letter, is the following information which is true and complete in all respects as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Sections 6.02, 6.12 and 6.13: (i) a complete and accurate list of all Subsidiaries, joint ventures and partnerships and other equity investments of the Loan Parties as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, and (ii) the percentage of outstanding shares of each class of Equity Interests owned by the Loan Parties and their Subsidiaries. The outstanding Equity Interests in all Subsidiaries are validly issued, fully paid and non-assessable and are owned free and clear of all Liens. There are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to the Equity Interests of any Loan Party (other than the Company) or any Subsidiary thereof, except as contemplated in connection with the Loan Documents. (b) Loan Parties. Set forth on Schedule 5.20(b) to the Disclosure Letter is a complete and accurate list of all Loan Parties, showing as of the Closing Date, or as of the last date such Schedule was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, (as to each Loan Party) (i) the exact legal name, (ii) any former legal names of such Loan Party in the four (4) months prior to the Closing Date, (iii) the jurisdiction of its incorporation or organization, as applicable, (iv) the type of organization, (v) the jurisdictions in which such Loan Party is qualified to do business, (vi) the address of its chief executive office, (vii) the address of its principal place of business, (viii) its U.S. federal taxpayer identification number or, in the case of any non-U.S. Loan Party that does not have a U.S. taxpayer identification number, its unique identification number issued to it by the jurisdiction of its incorporation or organization, (ix) the organization identification number, (x) ownership information (e.g., publicly held or if private or partnership, the owners and partners of each of the Loan Parties) and (xi) the industry or nature of business of such Loan Party. 5.21 Collateral Representations. (a) Collateral Documents. The provisions of the Collateral Documents are effective to create in favor of the Administrative Agent for the benefit of the Secured Parties a legal, valid and enforceable first priority Lien (subject to Permitted Liens) on all right, title and interest of the respective Loan Parties in the Collateral described therein. Except for filings completed prior to the Closing Date and as contemplated hereby and by the Collateral Documents, no filing or other action will be necessary to perfect or protect such Liens. (b) Intellectual Property. Set forth on Schedule 5.21(b) to the Disclosure Letter, as of the Closing Date and as of the last date such Schedule was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, is a list of all registered or issued Intellectual Property (including all applications for registration and issuance) owned by each of the Loan Parties (including the name/title, current owner, registration or application number, and registration or application date and such other information as reasonably requested by the Administrative Agent). (c) Documents, Instrument, and Tangible Chattel Paper. Set forth on Schedule 5.21(c) to the Disclosure Letter, as of the Closing Date and as of the last date such Schedule 5.21(c) was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, is a description of all Documents, Instruments, and Tangible Chattel Paper (each as defined in the UCC) of the Loan

94 [Harmonic] Credit Agreement #231730035 Parties, in each case, with a value exceeding $1,000,000 (including the Loan Party owning such Document, Instrument and Tangible Chattel Paper and such other information as reasonably requested by the Administrative Agent). (d) Deposit Accounts, Electronic Chattel Paper, Letter-of-Credit Rights, and Securities Accounts. (i) Set forth on Schedule 5.21(d)(i) to the Disclosure Letter, as of the Closing Date and as of the last date such Schedule 5.21(d)(i) was required to be updated in accordance with Sections 6.02 and 6.13, is a description of all deposit accounts and securities accounts of the Loan Parties, including the name of (A) the applicable Loan Party, (B) in the case of a deposit account, the depository institution and average amount held in such deposit account and whether such account is a zero balance account or a payroll account, and (C) in the case of a securities account, the securities intermediary or issuer and the average aggregate market value held in such securities account, as applicable. (ii) Set forth on Schedule 5.21(d)(ii) to the Disclosure Letter, as of the Closing Date and as of the last date such Schedule 5.21(d)(ii) was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, is a description of all Electronic Chattel Paper (as defined in the UCC) and Letter-of-Credit Rights (as defined in the UCC) of the Loan Parties, in each case, with a value exceeding $1,000,000, including the name of (A) the applicable Loan Party, (B) in the case of Electronic Chattel Paper (as defined in the UCC), the account debtor and (C) in the case of Letter-of-Credit Rights (as defined in the UCC), the issuer or nominated person, as applicable. (e) Commercial Tort Claims. Set forth on Schedule 5.21(e) to the Disclosure Letter, as of the Closing Date and as of the last date such Schedule 5.21(e) was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, is a description of all Commercial Tort Claims (as defined in the UCC) of the Loan Parties, in each case, with a value exceeding $1,000,000 (detailing such Commercial Tort Claim in such detail as reasonably requested by the Administrative Agent). (f) Pledged Equity Interests. Set forth on Schedule 5.21(f) to the Disclosure Letter, as of the Closing Date and as of the last date such Schedule 5.21(f) was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, is a list of (i) all Pledged Equity and (ii) all other Equity Interests required to be pledged to the Administrative Agent pursuant to the Collateral Documents (in each case, detailing the Grantor (as defined in the Security Agreement), the Person whose Equity Interests are pledged, the number of shares of each class of Equity Interests, the certificate number and percentage ownership of outstanding shares of each class of Equity Interests and the class or nature of such Equity Interests (i.e., voting, non-voting, preferred, etc.)). (g) Properties. Set forth on Schedule 5.21(g) to the Disclosure Letter, as of the Closing Date and as of the last date such Schedule 5.21(g) was required to be updated in accordance with Sections 6.02, 6.12 and 6.13, is a list of (A) each headquarter location of the Loan Parties, (B) each other location where any significant administrative or governmental functions are performed, (C) each other location where the Loan Parties maintain any books or records (electronic or otherwise) and (D) each location where any personal property Collateral is located at any premises owned or leased by a Loan Party with a Collateral value in excess of $5,000,000 (in each case, including (1) an indication if such location is leased or owned, (2), if leased, the name of the lessor, and if owned, the name of the Loan Party owning such property, (3) the address of such property

95 [Harmonic] Credit Agreement #231730035 (including, the city, county, state and zip code) and (4) to the extent owned, the approximate fair market value of such property). 5.22 Affected Financial Institutions. No Loan Party is an Affected Financial Institution. 5.23 Covered Entities. No Loan Party is a Covered Entity. 5.24 Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. 5.25 Intellectual Property; Licenses; Etc. Each Loan Party and each of its Subsidiaries own, or possess the right to use, all of the trademarks, service marks, trade names, copyrights, patents, patent rights, trade secrets, know-how, franchises, licenses and other intellectual property rights that are material to the operation of their respective businesses, without, to Loan Parties’ knowledge, conflict with the rights of any other Person in any material way. To the best knowledge of the Borrower, neither the operation of the business, nor any product, service, process, method, substance, part or other material now used, or now contemplated to be used, by any Loan Party or any of its Subsidiaries infringes, misappropriates or otherwise violates upon any rights held by any other Person in a manner that could reasonably be expected to have a Material Adverse Effect. No claim or litigation regarding any of the foregoing is pending or, to the best knowledge of any Loan Party, threatened in writing, which, either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. To the best knowledge of the any Loan Party, there has been no unauthorized use, access, interruption, modification, corruption or malfunction of any information technology assets or systems (or any information or transactions stored or contained therein or transmitted thereby) owned or used by any Loan Party or any of its Subsidiaries, which, either individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect. 5.26 Labor Matters. There are no collective bargaining agreements or Multiemployer Plans covering the employees of the Borrower or any of its Subsidiaries as of the Closing Date and neither the Borrower nor any Subsidiary has suffered any strikes, walkouts, work stoppages or other material labor difficulty within the last five (5) years preceding the Closing Date. ARTICLE VI AFFIRMATIVE COVENANTS Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, such Loan Party shall, and shall cause each of its Subsidiaries to:

96 [Harmonic] Credit Agreement #231730035 6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) Audited Financial Statements. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company (or, if earlier, fifteen (15) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) (commencing with the fiscal year ended December 31, 2023), a Consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal year, and the related Consolidated statements of income or operations, changes in Shareholders’ Equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of Ernst & Young LLP, or another independent certified public accountant of nationally recognized standing reasonably acceptable to the Administrative Agent, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit (other than any exception or explanatory paragraph, but not a qualification, with respect to, or resulting from, the maturity of the Loans hereunder occurring within one year from the time such opinion is delivered). (b) Quarterly Financial Statements. As soon as available, but in any event within forty- five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of the Company (or, if earlier, five (5) days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) (commencing with the fiscal quarter ended March 31, 2024), a Consolidated balance sheet of the Company and its Subsidiaries as at the end of such fiscal quarter, and the related Consolidated statements of income or operations, changes in Shareholders’ Equity and cash flows for such fiscal quarter and for the portion of the Company fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP and including management discussion and analysis of operating results inclusive of operating metrics in comparative form, certified by the chief executive officer, chief financial officer, treasurer or controller who is a Responsible Officer of the Company as fairly presenting the financial condition, results of operations, Shareholders’ Equity and cash flows of the Company and its Subsidiaries, subject only to normal year-end audit adjustments and the absence of footnotes. (c) Business Plan and Budget. As soon as available, but in any event within ninety (90) days after the end of each fiscal year of the Company, an annual business plan and budget of the Company and its Subsidiaries on a Consolidated basis, including forecasts prepared by management of the Company, in form satisfactory to the Administrative Agent, of Consolidated balance sheets and statements of income or operations and cash flows of the Company and its Subsidiaries on an annual basis for the immediately following fiscal year. As to any information contained in materials furnished pursuant to Section 6.02(f), the Company shall not be separately required to furnish such information under Section 6.01(a) or (b) above, but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in Sections 6.01(a) and (b) above at the times specified therein.

97 [Harmonic] Credit Agreement #231730035 6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders: (a) Compliance Certificate. Concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal year ended December 31, 2023), a duly completed Compliance Certificate signed by the chief executive officer, chief financial officer, treasurer or controller which is a Responsible Officer of the Company. Unless the Administrative Agent or a Lender requests executed originals, delivery of the Compliance Certificate may be by electronic communication including fax or email and shall be deemed to be an original and authentic counterpart thereof for all purposes. (b) Updated Schedules. Concurrently with the delivery of the Compliance Certificate referred to in Section 6.02(a), the following updated Schedules to the Disclosure Letter (which may be attached to the Compliance Certificate) to the extent required to make the representation related to such Schedule true and correct as of the date of such Compliance Certificate: Schedules 1.01(c), 5.10, 5.20(a), 5.20(b), 5.21(b), 5.21(c), 5.21(d)(i), 5.21(d)(ii), 5.21(e), 5.21(f) and 5.21(g). (c) Calculations. Concurrently with the delivery of the Compliance Certificate referred to in Section 6.02(a) required to be delivered with the financial statements referred to in Section 6.01(a), a certificate (which may be included in such Compliance Certificate) including the amount of all Restricted Payments paid in cash (other than Restricted Payments permitted by Sections 7.06(d) and (f)), Investments made pursuant to Sections 7.03(b), (c), (g) and (o), Dispositions made pursuant to Section 7.05(h), non-financed Capital Expenditures that were made during the prior fiscal year and amounts received in connection with any Extraordinary Receipts during the prior fiscal year. (d) Changes in Entity Structure. Within ten (10) days prior to any merger, consolidation, dissolution or other change in entity form of any Loan Party or any of its Subsidiaries permitted pursuant to the terms hereof, provide notice of such change in entity structure to the Administrative Agent, along with such other information as reasonably requested by the Administrative Agent. Provide notice to the Administrative Agent, not less than ten (10) days prior (or such extended period of time as agreed to by the Administrative Agent) of any change in any Loan Party’s legal name, state of organization, or form of organization. (e) Audit Reports; Management Letters; Recommendations. Promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of any Loan Party by independent accountants in connection with the accounts or books of any Loan Party or any of its Subsidiaries, or any audit of any of them. (f) Annual Reports; Etc. Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of the Borrower, and copies of all annual, regular, periodic and special reports and registration statements which the Borrower may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, or with any national securities exchange, and in any case not otherwise required to be delivered to the Administrative Agent pursuant hereto. (g) Debt Securities Statements and Reports. Promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of any Loan Party or of

98 [Harmonic] Credit Agreement #231730035 any of its Subsidiaries by such Loan Party or Subsidiary, if applicable, pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02. (h) SEC Notices. Promptly, and in any event within five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of any Loan Party or any Subsidiary thereof. (i) Notices. Not later than five (5) Business Days after receipt thereof by any Loan Party or any Subsidiary thereof, copies of all notices, requests and other documents (including amendments, waivers and other modifications) so received under or pursuant to any instrument, indenture, loan or credit or similar agreement regarding or related to any breach or default by any party thereto or any other event that could materially impair the value of the interests or the rights of any Loan Party or otherwise have a Material Adverse Effect and, from time to time upon request by the Administrative Agent, such information and reports regarding such instruments, indentures and loan and credit and similar agreements as the Administrative Agent may reasonably request. (j) Environmental Notice. Promptly after the assertion or occurrence thereof, notice of any action or proceeding against or of any noncompliance by any Loan Party or any of its Subsidiaries with any Environmental Law or Environmental Permit that could reasonably be expected to have a Material Adverse Effect. (k) Anti-Money-Laundering; Beneficial Ownership Regulation. Promptly following any request therefor, information and documentation reasonably requested by the Administrative Agent or any Lender for purposes of compliance with applicable “know your customer” and anti- money-laundering rules and regulations, including, without limitation, the Patriot Act. (l) Beneficial Ownership. To the extent any Loan Party qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, an updated Beneficial Ownership Certification promptly following any change in the information provided in the Beneficial Ownership Certification delivered to any Lender in relation to such Loan Party that would result in a change to the list of beneficial owners identified in such certification. (m) Additional Information. Promptly, such additional information regarding the business, financial, legal or corporate affairs of any Loan Party or any Subsidiary thereof, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request. (n) Documents required to be delivered pursuant to Section 6.01(a) or (b) or Section 6.02(f) or (i) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 1.01(a); or (ii) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third- party website or whether sponsored by the Administrative Agent). The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with

99 [Harmonic] Credit Agreement #231730035 any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents. (o) The Borrower hereby acknowledges that (i) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on IntraLinks, Syndtrak, ClearPar or a substantially similar electronic transmission system (the “Platform”) and (ii) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (A) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (B) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, any Affiliate thereof, the Arranger, the L/C Issuer and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws (provided that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 11.07); (C) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (D) the Administrative Agent and any Affiliate thereof and the Arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.” 6.03 Notices. Promptly, but in any event within two (2) Business Days of a Responsible Officer’s knowledge thereof, notify the Administrative Agent and each Lender: (a) of the occurrence of any Default; (b) of any matter that has resulted or could reasonably be expected to result in a Material Adverse Effect; (c) of the occurrence of any ERISA Event when taken together with all other ERISA Events which reasonably could be expected to result in a liability no less than the Threshold Amount; (d) of any material change in accounting policies or financial reporting practices by any Loan Party or any Subsidiary thereof; and (e) of any occurrence of any (i) Disposition of property or assets for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii) or (ii) receipt of any Extraordinary Receipt for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b)(ii). Each notice pursuant to this Section 6.03 shall be accompanied by a statement of a Responsible Officer of the Company setting forth details of the occurrence referred to therein and to the extent

100 [Harmonic] Credit Agreement #231730035 applicable, stating what action the Company has taken and proposes to take with respect thereto. Each notice pursuant to Section 6.03(a) shall describe with particularity any and all provisions of this Agreement and any other Loan Document that have been breached. 6.04 Payment of Obligations. Pay and discharge as the same shall become due and payable, (a) all its obligations and liabilities, including all material tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless (i) the same are being contested in good faith by appropriate proceedings diligently conducted and adequate reserves in accordance with GAAP are being maintained by the Borrower or such Subsidiary or (ii) the failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that all federal and state withholding taxes and all other material payroll taxes shall be paid to the appropriate Governmental Authorities as and when claimed by such Governmental Authorities in writing to be due, notwithstanding the foregoing exceptions; (b) all lawful claims which, if unpaid, would by law become a Lien (other than a Permitted Lien) upon its property; and (c) all Indebtedness, as and when due and payable (subject to any applicable grace or cure periods), but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness. 6.05 Preservation of Existence, Etc. (a) Preserve, renew and maintain in full force and effect its legal existence and good standing under the Laws of the jurisdiction of its organization except in a transaction permitted by Section 7.04 or 7.05; (b) take all reasonable action to maintain all rights, privileges, permits, licenses and franchises necessary or desirable in the normal conduct of its business, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (c) preserve or renew all of its registered patents, trademarks, trade names and service marks, the non-preservation of which could reasonably be expected to have a Material Adverse Effect. 6.06 Maintenance of Properties. (a) Maintain, preserve and protect all of its material properties and equipment necessary in the operation of its business in good working order and condition, ordinary wear and tear excepted; (b) make all necessary repairs thereto and renewals and replacements thereof except where the failure to do so could not reasonably be expected to have a Material Adverse Effect; (c) use the standard of care typical in the industry in the operation and maintenance of its facilities. 6.07 Maintenance of Insurance. (a) Maintenance of Insurance. Maintain with financially sound and reputable insurance companies not Affiliates of the Borrower, insurance with respect to its properties and business against loss or damage of the kinds customarily insured against by Persons engaged in the same or similar business, of such types and in such amounts (after giving effect to any self- insurance compatible with the following standards) as are customarily carried under similar

101 [Harmonic] Credit Agreement #231730035 circumstances by such other Persons and all such insurance shall (i) provide for not less than thirty (30) days’ prior notice to the Administrative Agent of termination, lapse or cancellation of such insurance, (ii) name the Administrative Agent as mortgagee (in the case of property insurance) or additional insured on behalf of the Secured Parties (in the case of liability insurance) or loss payee (in the case of property insurance), as applicable, (iii) if reasonably requested by the Administrative Agent, include a breach of warranty clause and (iv) be reasonably satisfactory in all other respects to the Administrative Agent. (b) Evidence of Insurance. Cause the Administrative Agent to be named as lenders’ loss payable, loss payee or mortgagee, as its interest may appear, and/or additional insured with respect of any such insurance providing liability coverage or coverage in respect of any Collateral, and cause, unless otherwise agreed to by the Administrative Agent, each provider of any such insurance to agree, by endorsement upon the policy or policies issued by it or by independent instruments furnished to the Administrative Agent that it will give the Administrative Agent thirty (30) days prior written notice before any such policy or policies shall be altered or cancelled (or ten (10) days prior notice in the case of cancellation due to the nonpayment of premiums). Annually, upon expiration of current insurance coverage, the Loan Parties shall provide, or cause to be provided, to the Administrative Agent, such evidence of insurance as required by the Administrative Agent, including, but not limited to: (i) certified copies of such insurance policies, (ii) evidence of such insurance policies (including, without limitation and as applicable, ACORD Form 28 certificates (or similar form of insurance certificate), and ACORD Form 25 certificates (or similar form of insurance certificate)), (iii) declaration pages for each insurance policy and (iv) lender’s loss payable endorsement if the Administrative Agent for the benefit of the Secured Parties is not on the declarations page for such policy. As requested by the Administrative Agent, the Loan Parties agree to deliver to the Administrative Agent an Authorization to Share Insurance Information. 6.08 Compliance with Laws. Comply with the requirements of all Applicable Laws and all orders, writs, injunctions and decrees applicable to it or to its business or property, except in such instances in which (a) such requirement of Law or order, writ, injunction or decree is being contested in good faith by appropriate proceedings diligently conducted; or (b) the failure to comply therewith could not reasonably be expected to have a Material Adverse Effect. 6.09 Books and Records. (a) Maintain proper books of record and account in a manner that permits the preparation of financial statements in conformity with GAAP; and (b) maintain such books of record and account in material conformity with all applicable requirements of any Governmental Authority having regulatory jurisdiction over such Loan Party or such Subsidiary, as the case may be. 6.10 Inspection Rights. (a) Permit representatives and independent contractors of the Administrative Agent and each Lender to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, all at the expense of the Borrower and at such reasonable times during normal business hours and as often

102 [Harmonic] Credit Agreement #231730035 as may be reasonably desired, upon reasonable advance notice to the Borrower; provided that if no Event of Default exists, such visits and inspections shall be limited to once per fiscal year; provided further that, when an Event of Default exists, the Administrative Agent or any Lender (or any of their respective representatives or independent contractors) may do any of the foregoing at the expense of the Borrower at any time during normal business hours and without advance notice. (b) If requested by the Administrative Agent in its sole discretion, permit the Administrative Agent and its representatives, upon reasonable advance notice to the Borrower, to conduct, at the expense of the Borrower, an annual (i) personal property asset appraisal on personal property Collateral of the Company and its Subsidiaries and (ii) field exam on the accounts receivable, inventory, payables, controls and systems of the Company and its Subsidiaries. (c) If requested by the Administrative Agent in its sole discretion, permit the Administrative Agent, and its representatives, upon reasonable advance notice to the Borrower, to conduct an annual audit of the Collateral at the expense of the Borrower. 6.11 Use of Proceeds. Use the proceeds of the Credit Extensions (i) in respect of the Revolving Facility, to (A) on the Closing Date, refinance certain existing indebtedness of the Borrower and its subsidiaries (excluding the Notes Repayment), (B) pay fees, commissions and expenses in connection with the transactions contemplated hereby, and (C) for general corporate purposes not in contravention of any Law or of any Loan Document and (ii) in respect of the Term Facility, at all times from and after (but not including) the Closing Date, to repurchase, repay, redeem, acquire or otherwise settle (including in connection with any conversion or exchange thereof) all or a portion of the Convertible Notes (such repurchase, repayment, redemption, acquisition or settlement of any portion thereof, the “Notes Repayment”). 6.12 Covenant to Guarantee Obligations. The Loan Parties will cause each Material Subsidiary (other than any Excluded Subsidiary) whether newly formed, after acquired or otherwise existing to promptly (and in any event within sixty (60) days after such Material Subsidiary is formed or acquired (or such longer period of time as agreed to by the Administrative Agent in its reasonable discretion)) become a Guarantor hereunder by way of execution of a Joinder Agreement. In connection therewith, the Loan Parties shall give notice to the Administrative Agent not less than ten (10) days prior to creating a Material Subsidiary (or such shorter period of time as agreed to by the Administrative Agent in its reasonable discretion), or acquiring the Equity Interests of any Person that will be Material Subsidiary. In connection with the foregoing, the Loan Parties shall deliver to the Administrative Agent, with respect to each new Guarantor to the extent applicable, substantially the same documentation required pursuant to the applicable clauses of Sections 4.01 and 6.13 and such other documents or agreements as the Administrative Agent may reasonably request, including without limitation, updated Schedules 1.01(c), 5.10, 5.12, 5.20(a), 5.20(b), 5.21(b), 5.21(c), 5.21(d)(i), 5.21(d)(ii), 5.21(e), 5.21(f), and 5.21(g), in each case, to the Disclosure Letter. 6.13 Covenant to Give Security. Except with respect to Excluded Property: (a) Equity Interests and Personal Property. Each Loan Party will cause the Pledged Equity and all of its tangible and intangible personal property now owned or hereafter acquired by it to be subject at all times to a first priority, perfected Lien (subject to Permitted Liens) in favor of the Administrative Agent for the benefit of the Secured Parties to secure the Secured Obligations

103 [Harmonic] Credit Agreement #231730035 pursuant to the terms and conditions of the Collateral Documents. Each Loan Party shall provide opinions of counsel and any filings and deliveries reasonably necessary in connection therewith to perfect the security interests therein, all in form and substance reasonably satisfactory to the Administrative Agent. (b) Collateral Access Agreement. In the case of each headquarter location of the Loan Parties, use commercially reasonable efforts to deliver a Collateral Access Agreement for each such location where the Loan Parties maintain any books or records (electronic or otherwise). (c) Deposit Accounts. Each of the Loan Parties shall not open, maintain or otherwise have any deposit or other accounts (including securities accounts) at any bank or other financial institution, other than (i) deposit accounts that are maintained at all times with (A) Citibank or (B) any other Lender (including, without limitation, the Receivables Purchase Collections Account), (ii) securities accounts that are maintained at all times with (A) Citibank or (B) any other Lender, and (iii) deposit accounts established solely as payroll and other zero balance accounts. (d) Updated Schedules. Concurrently with the delivery of any Collateral pursuant to the terms of this Section 6.13, the Borrower shall provide the Administrative Agent with the applicable updated Schedule(s) to the Disclosure Letter: 5.20(a), 5.20(b), 5.21(b), 5.21(c), 5.21(d)(i), 5.21(d)(ii), 5.21(e), 5.21(f) and 5.21(g). (e) Further Assurances. At any time upon request of the Administrative Agent, promptly execute and deliver any and all further instruments and documents and take all such other action as the Administrative Agent may deem necessary or desirable to maintain in favor of the Administrative Agent, for the benefit of the Secured Parties, Liens and insurance rights on the Collateral that are duly perfected in accordance with the requirements of, or the obligations of the Loan Parties under, the Loan Documents and all Applicable Laws. (f) Foreign Assets. Notwithstanding the foregoing provisions of this Agreement or any other Loan Document to the contrary, and so long as no Foreign Subsidiary is required to become a Loan Party pursuant to Section 6.12, no actions in any non-U.S. jurisdiction or required by the laws of any non-U.S. jurisdiction shall be required to be taken to create any security interests in assets located or titled outside of the United States (including any Equity Interests of Foreign Subsidiaries and any foreign Intellectual Property) or to perfect any security interests in any such assets. 6.14 Anti-Corruption Laws; Sanctions. Conduct its business in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other applicable anti-corruption legislation in other jurisdictions and with all applicable Sanctions, and maintain policies and procedures designed to promote and achieve compliance with such laws and Sanctions. 6.15 Cash Management. On or prior to the date that is nine (9) months (or such later date as the Administrative Agent may reasonably agree) after the Closing Date and thereafter during the term of this Agreement, maintain, subject to Section 6.13(d), all primary cash management and treasury business with Citibank and one (1) other Lender, including, without limitation, all primary deposit accounts, disbursement accounts, investment accounts and lockbox accounts, so long as Citibank can provide comparable services and functionality to

104 [Harmonic] Credit Agreement #231730035 the Loan Parties’ current (as of the Closing Date) depository bank, including with respect to lockbox features reasonably acceptable to Company. 6.16 Further Assurances. Promptly upon request by the Administrative Agent, or any Lender through the Administrative Agent, (a) correct any material defect or error that may be discovered in any Loan Document or in the execution, acknowledgment, filing or recordation thereof, and (b) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by Applicable Law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Collateral Documents, (iii) perfect and maintain the validity, effectiveness and priority of any of the Collateral Documents and any of the Liens intended to be created thereunder and (iv) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Loan Document or under any other instrument executed in connection with any Loan Document to which any Loan Party or any of its Subsidiaries is or is to be a party, and cause each of its Subsidiaries to do so. 6.17 Post-Closing Matters. Not later than the dates set forth on Schedule 6.17 (or such later dates as the Administrative Agent shall agree in its reasonable discretion), the Loan Parties shall take the actions set forth on Schedule 6.17. ARTICLE VII NEGATIVE COVENANTS Each of the Loan Parties hereby covenants and agrees that on the Closing Date and thereafter until the Facility Termination Date, no Loan Party shall, nor shall it permit any Subsidiary to, directly or indirectly: 7.01 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, except for the following (the “Permitted Liens”): (a) Liens pursuant to any Loan Document; (b) Liens existing on the Closing Date and listed on Schedule 7.01 to the Disclosure Letter and any refinancings, refundings, renewals or extensions thereof, provided that (i) the property covered thereby is not changed, (ii) the amount secured or benefited thereby is not increased except as contemplated by Section 7.02(b), (iii) the direct or any contingent obligor with respect thereto is not changed, and (iv) any renewal or extension of the obligations secured or benefited thereby is permitted by Section 7.02(b); (c) Liens for Taxes not yet delinquent or Liens for Taxes which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP;

105 [Harmonic] Credit Agreement #231730035 (d) Statutory Liens such as carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business which are not overdue for a period of more than thirty (30) days or which are being contested in good faith and by appropriate proceedings diligently conducted; provided that adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (e) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation, other than any Lien imposed by ERISA; (f) deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (g) easements, rights-of-way, restrictions and other similar encumbrances affecting real property which, in the aggregate, are not substantial in amount, and which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens arising out of judgments or awards not resulting in an Event of Default; provided the applicable Loan Party or Subsidiary shall in good faith be prosecuting an appeal or proceedings for review; (i) Liens securing Indebtedness permitted under Section 7.02(c); provided that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and any additions, accessions, parts, improvements and attachments thereto and any related software, and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition; (j) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and Cash Equivalents on deposit in one or more accounts maintained by the Borrower or any of its Subsidiaries with any Lender, in each case in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing solely the customary amounts owing to such bank with respect to cash management and operating account arrangements; provided that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; (k) any interest or title of a lessor, licensor or sublessor under any lease, license or sublease entered into by any Loan Party or any Subsidiary thereof in the ordinary course of business and covering only the assets so leased, licensed or subleased; (l) Liens of a collection bank arising under Section 4–210 of the UCC on items in the course of collection; (m) any zoning, building or similar laws or rights reserved to or vested in any Governmental Authority; (n) Liens on the Purchased Accounts and any Receivables Purchase Collections Account in favor of JPMCB Receivables Purchaser or any other purchaser of Accounts, drafts or bills of exchange pursuant to any Permitted Non-Recourse Receivables Financing;

106 [Harmonic] Credit Agreement #231730035 (o) Liens on property of a Person existing at the time such Person is merged into or consolidated with the Company or any Subsidiary of the Company or becomes a Subsidiary of the Company; provided that such Liens were not created in contemplation of such merger, consolidation or Investment and do not extend to any assets other than those of the Person merged into or consolidated with the Company or such Subsidiary or acquired by the Company or such Subsidiary, and the applicable Indebtedness secured by such Lien is permitted under Section 7.02(f); (p) leases, subleases, licenses and sublicenses granted to other Persons and which do not (A) materially interfere with the ordinary conduct of the business of the Company or its Subsidiaries or materially detract from the value of the relevant assets of the Company or its Subsidiaries or (B) secure any Indebtedness; (q) Liens encumbering customary initial deposits and margin deposits, in each case securing obligations under Swap Contracts (other than Secured Hedge Agreements) permitted by Section 7.02(g); (r) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (s) Liens securing Indebtedness represented by financed insurance premiums in the ordinary course of business or otherwise consistent with past practice, provided that such Liens do not extend to any property or assets other than the corresponding insurance policies being financed; (t) Liens granted by a Subsidiary that is not a Loan Party in favor of any Loan Party in respect of Indebtedness owed by such Subsidiary; and (u) other Liens securing Indebtedness outstanding in an aggregate principal amount not to exceed the greater of (x) $5,000,000 and (y) 7.5% of Consolidated EBITDA for the then- most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable, provided that no such Lien shall extend to or cover any Collateral. 7.02 Indebtedness. Create, incur, assume or suffer to exist any Indebtedness, except: (a) Indebtedness under the Loan Documents; (b) Indebtedness outstanding on the Closing Date and listed on Schedule 7.02 to the Disclosure Letter and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; and, still further, that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination, standstill and related terms (if any), and other material terms taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the applicable Loan Party or Subsidiary

107 [Harmonic] Credit Agreement #231730035 or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate, in each case, as determined in good faith by the Company; (c) Indebtedness in respect of Capitalized Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(i); provided that the aggregate amount of all such Indebtedness at any time outstanding shall not exceed the greater of (x) $10,000,000 and (y) 10% of Consolidated EBITDA for the then-most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable; (d) unsecured Indebtedness of the Company or a Subsidiary of the Company owed to the Company or a wholly-owned Subsidiary of the Company, which Indebtedness shall (i) be evidenced by promissory notes which shall be pledged to the Administrative Agent as Collateral for the Secured Obligations in accordance with the terms of the Security Agreement if (x) such Indebtedness is owed to a Loan Party, (y) such Indebtedness exceeds $5,000,000 and (y) the Administrative Agent requests such Indebtedness be pledged to it, (ii) be on subordination terms reasonably acceptable to the Administrative Agent if such Indebtedness is owed by a Loan Party and (iii) be otherwise permitted under the provisions of Section 7.03 (“Intercompany Debt”); (e) Guarantees of the Borrower or any Subsidiary in respect of Indebtedness otherwise permitted hereunder of the Borrower or any other Subsidiary; (f) Indebtedness of any Person that becomes a Subsidiary of the Borrower after the date hereof in a transaction permitted hereunder in an aggregate principal amount not to exceed, at any time outstanding, the greater of (x) $10,000,000 and (y) 10% of Consolidated EBITDA for the then-most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable, and any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing and by an amount equal to any existing commitments unutilized thereunder and the direct or any contingent obligor with respect thereto is not changed, as a result of or in connection with such refinancing, refunding, renewal or extension; and, still further, that the terms relating to principal amount, amortization, maturity, collateral (if any) and subordination, standstill and related terms (if any), and other material terms, taken as a whole, of any such refinancing, refunding, renewing or extending Indebtedness, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable in any material respect to the applicable Loan Party or Subsidiary or the Lenders than the terms of any agreement or instrument governing the Indebtedness being refinanced, refunded, renewed or extended and the interest rate applicable to any such refinancing, refunding, renewing or extending Indebtedness does not exceed the then applicable market interest rate, in each case, as determined in good faith by the Borrower; provided, further that such Indebtedness is existing at the time such Person becomes a Subsidiary of the Borrower and was not incurred solely in contemplation of such Person’s becoming a Subsidiary of the Borrower; (g) obligations (contingent or otherwise) existing or arising under any Swap Contract, provided that (i) such obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of hedging or mitigating risks associated with fluctuations in interest rates or foreign exchange rates and not for speculative purposes and (ii) such Swap Contract does

108 [Harmonic] Credit Agreement #231730035 not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party; (h) Indebtedness evidenced by the Convertible Notes; (i) to the extent constituting Indebtedness, obligations of the Company to JPMCB Receivables Purchaser or any other purchaser of Accounts pursuant to Permitted Non-Recourse Receivables Financing and secured only by Liens on the Purchased Accounts and any Receivables Purchase Collections Account pursuant to the terms of such Permitted Non-Recourse Receivables Financing; (j) Indebtedness arising from customary cash management and treasury services, credit cards, and the honoring of a check, draft or similar instrument against insufficient funds or from the endorsement of instruments for collection, in each case, in the ordinary course of business; (k) Indebtedness owed to any Person providing workers’ compensation, health, disability or other employee benefits or property, casualty or liability insurance, pursuant to reimbursement or indemnification obligations to such Person, in each case incurred in the ordinary course of business; (l) Indebtedness in respect of performance bonds, bid bonds, appeal bonds, surety bonds, bank guarantees, letters of credit and similar obligations, in each case provided in the ordinary course of business; (m) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business; (n) unsecured Indebtedness arising from agreements of the Company or a Subsidiary in connection with a Permitted Acquisition providing for earnout, deferred compensation or similar obligations, in each case, incurred in connection with such Permitted Acquisition in the aggregate at any time outstanding in an amount not to exceed $15,000,000; (o) unsecured Indebtedness so long as (x) the maturity date of such indebtedness is at least 91 days following the Maturity Date and (y) both immediately before and after giving Pro Forma Effect to the incurrence of such Indebtedness, the Loan Parties are in compliance with the financial covenants set forth in Section 7.11; (p) Indebtedness secured by Liens permitted by clauses (c), (d), (e), (f), (h), (j) (subject to the proviso thereof), (q) and (r) of Section 7.01; and (q) other Indebtedness not contemplated by the above provisions in an aggregate principal amount not to exceed, at any time outstanding, the greater of (x) $10,000,000 and (y) 10% of Consolidated EBITDA for the then-most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable. 7.03 Investments. Make or hold any Investments, except: (a) Investments held by the Company and its Subsidiaries in the form of cash or Cash Equivalents;

109 [Harmonic] Credit Agreement #231730035 (b) advances to officers, directors and employees of the Borrower and Subsidiaries in an aggregate amount not to exceed, at the time such Investment is made and after giving effect to such Investment, the greater of (x) $2,000,000 and (y) 2.5% of Consolidated EBITDA for the then- most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable, for travel, entertainment, relocation and analogous ordinary business purposes; (c) (i) Investments by the Company and its Subsidiaries in their respective Subsidiaries outstanding on the date hereof, (ii) additional Investments by the Company and its Subsidiaries in Loan Parties, (iii) additional Investments by Subsidiaries of the Company that are not Loan Parties in other Subsidiaries that are not Loan Parties and (iv) so long as no Default has occurred and is continuing or would result from such Investment, additional Investments by the Loan Parties in wholly-owned Subsidiaries that are not Loan Parties in an aggregate amount not to exceed in any fiscal year, at the time such Investment is made and after giving effect to such Investment, the greater of (x) $5,000,000 (y) 5% of Consolidated EBITDA for the then-most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable; (d) Investments consisting of extensions of credit in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, and Investments received in satisfaction or partial satisfaction thereof from financially troubled account debtors to the extent reasonably necessary in order to prevent or limit loss; (e) Guarantees permitted by Section 7.02; (f) Investments existing on the date hereof (other than those referred to in Section 7.03(c)(i)) and set forth on Schedule 7.03 of the Disclosure Letter; (g) Permitted Acquisitions; (h) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business; (i) Investments in Swap Contracts permitted by Section 7.02(g); (j) Investments consisting of the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; (k) Investments of a Subsidiary acquired after the Closing Date or of a Person merged or consolidated with any Subsidiary in accordance with this Section 7.03 and Section 7.04 after the Closing Date to the extent that such Investments were not made in contemplation of or in connection with such acquisition, merger or consolidation and were in existence on the date of such acquisition, merger or consolidation; (l) non-cash consideration received in connection with any Disposition expressly permitted by Section 7.05; (m) Investments in connection with the VBS Restructuring;

110 [Harmonic] Credit Agreement #231730035 (n) Guarantees of leases and other contractual obligations of any Subsidiary (to the extent not constituting Indebtedness) in the ordinary course of business; and (o) other Investments not exceeding, determined at the time such Investment is made and after giving effect to such Investment, in the aggregate in any fiscal year of the Borrower, the greater of (x) $5,000,000 (y) 5% of Consolidated EBITDA for the then-most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable. 7.04 Fundamental Changes. Merge, dissolve, liquidate, consolidate with or into another Person, or Dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to or in favor of any Person, except that, so long as no Default exists or would result therefrom: (a) any Subsidiary may merge with (i) the Borrower; provided that the Borrower shall be the continuing or surviving Person, or (ii) any one or more other Subsidiaries, provided that when any Loan Party is merging with another Subsidiary, such Loan Party shall be the continuing or surviving Person; (b) any Loan Party may Dispose of all or substantially all of its assets (upon voluntary liquidation or otherwise) to the Borrower or to another Loan Party; (c) any Subsidiary that is not a Loan Party may dispose of all or substantially all its assets (including any Disposition that is in the nature of a liquidation) to (i) another Subsidiary that is not a Loan Party or (ii) to a Loan Party; (d) in connection with any Permitted Acquisition, any Subsidiary of the Borrower may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that (i) the Person surviving such merger shall be a wholly-owned Subsidiary of the Borrower and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person; (e) so long as no Default has occurred and is continuing or would result therefrom, each of the Borrower and any of its Subsidiaries may merge into or consolidate with any other Person or permit any other Person to merge into or consolidate with it; provided that in each case, immediately after giving effect thereto (i) in the case of any such merger to which the Borrower is a party, the Borrower is the surviving Person and (ii) in the case of any such merger to which any Loan Party (other than the Borrower) is a party, such Loan Party is the surviving Person; (f) the Loan Parties may consummate any VBS Restructuring and the Video Business Sale; and (g) any Immaterial Subsidiary may liquidate, divide or dissolve if the Borrower determines in good faith that such liquidation, division or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders. 7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Permitted Transfers;

111 [Harmonic] Credit Agreement #231730035 (b) Dispositions of obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (c) Dispositions of equipment or real property to the extent that (i) such property is exchanged for credit against the purchase price of similar replacement property or (ii) the proceeds of such Disposition are reasonably promptly applied to the purchase price of such replacement property; (d) Dispositions permitted by Section 7.04; (e) non-exclusive licenses of trademarks, service marks, trade names, copyrights, patents, patent rights, trade secrets, know-how, franchises, licenses and other intellectual property rights in the ordinary course of business; and (f) Involuntary Dispositions; (g) Dispositions of non-core assets acquired in connection with, or resulting from, any Permitted Acquisition or other Investment permitted hereunder; (h) to the extent constituting a Disposition, the settlement, waiver, release or surrender of claims or litigation rights of any kind; (i) Dispositions in connection with the VBS Restructuring; (j) Dispositions permitted by Section 7.03 and Section 7.06; and (k) other Dispositions (including, without limitation, the Video Business Sale) so long as (i) no Default has occurred and is continuing or would result therefrom, (ii) at least 75% of the consideration paid in connection therewith shall be cash or Cash Equivalents paid contemporaneously with consummation of the transaction and shall be in an amount not less than the fair market value of the property disposed of, (iii) such transaction does not involve the sale or other disposition of a minority Equity Interests in any Subsidiary, (iv) such transaction does not involve a sale or other disposition of receivables other than receivables owned by or attributable to other property concurrently being disposed of in a transaction otherwise permitted under this Section 7.05, and (v) the aggregate net book value of all of the assets sold or otherwise disposed of by the Loan Parties and their Subsidiaries in all such transactions in any fiscal year of the Borrower shall not exceed the greater of (x) $10,000,000 and (y) 10% of Consolidated EBITDA for the then- most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable; provided that the Video Business Sale shall not be subject to this clause (v). 7.06 Restricted Payments. Declare or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that: (a) each Subsidiary may make Restricted Payments to any Person that owns Equity Interests in such Subsidiary, ratably according to their respective holdings of the type of Equity Interest in respect of which such Restricted Payment is being made;

112 [Harmonic] Credit Agreement #231730035 (b) the Company and each Subsidiary may declare and make dividend payments or other distributions payable solely in common Equity Interests (other than Disqualified Equity Interests) of such Person; (c) the Company and each Subsidiary may purchase, redeem or otherwise acquire Equity Interests issued by it with the proceeds received from the substantially concurrent issue of new shares of its common stock or other common Equity Interests (other than Disqualified Equity Interests); (d) the Company may issue Equity Interests and make cash payment in lieu of issuing fractional shares in connection with the exercise of warrants, options or other securities convertible into or exchangeable for such Equity Interests; (e) the Company may purchase its Equity Interests in connection with the exercise of stock options or stock appreciation rights by way of cashless exercise or the vesting of restricted stock units or, through net share settlements, in connection with the satisfaction of withholding tax obligations; (f) solely in the case of a declaration and payment of dividends to Persons who own Equity Interests in the Company at such time, the Company may pay such dividends within sixty (60) days after the date of declaration thereof, if at the date of such declaration (i) such dividend would have complied with another provision of this Section 7.06 and (ii) no Default shall have occurred and be continuing at the time of such declaration or would result from such dividend (assuming the same was paid on such date of declaration); (g) so long as no Default shall have occurred and be continuing at the time of such payment or would result therefrom, the Company may make Restricted Payments in an aggregate amount during any fiscal year of the Company not to exceed the greater of (x) $10,000,000 (y) 10% of Consolidated EBITDA for the then-most recently ended period for which financial statements have been delivered pursuant to Section 6.01(a) or (b), as applicable; (h) each Subsidiary may make Restricted Payments in connection with the VBS Restructuring; (i) the Company may purchase its Equity Interests solely in connection with the Notes Repayment so long as immediately after giving effect to any such payment, calculated on a Pro Forma Basis at the time such payment is made, after giving effect to such Restricted Payment on a Pro Forma Basis, (i) the Loan Parties are in Pro Forma Compliance with the financial covenants in Section 7.11, (ii) the aggregate amount of Equity Interests purchased does not exceed $30,000,000 and (iii) no Default shall have occurred and be continuing at the time of such payment or would result therefrom (such Restricted Payments, the “Convertible Notes Equity Repurchase Payment”); (j) the Company may purchase for value any rights distributed in connection with any stockholders’ rights plan adopted by the Company; and (k) the Company may make other Restricted Payments in an unlimited amount, so long as immediately after giving effect to any such payment, calculated on a Pro Forma Basis at the time such payment is made, after giving effect to such Restricted Payment on a Pro Forma Basis, (i) the Loan Parties are in Pro Forma Compliance with the financial covenants in Section 7.11, (ii) the Consolidated Net Leverage Ratio is not in excess of 2.50 to 1.00, (iii) Liquidity is not

113 [Harmonic] Credit Agreement #231730035 less than $100,000,000 and (iv) no Default shall have occurred and be continuing at the time of such payment or would result therefrom. 7.07 Change in Nature of Business. Engage in any material line of business substantially different from those lines of business conducted by the Company and its Subsidiaries on the Closing Date or any business substantially related or incidental thereto. 7.08 Transactions with Affiliates. Enter into or permit to exist any transaction or series of transactions with any officer, director or Affiliate of such Person that exceeds $2,500,000 other than (a) advances of working capital to any Loan Party, (b) transfers of cash and assets to any Loan Party, (c) intercompany transactions expressly permitted by this Agreement, (d) compensation (including bonuses and equity-based compensation), employment benefit arrangements, indemnities and reimbursement of expenses of officers, managers, employees and directors, (e) except as otherwise specifically limited in this Agreement, other transactions which are entered into on fair and reasonable terms and conditions substantially as favorable to such Person as would be obtainable by it in a comparable arm’s length transaction with a Person other than an officer, director or Affiliate and (f) transactions permitted by Section 7.03, Section 7.04 and Section 7.06. 7.09 Burdensome Agreements. Enter into, or permit to exist, any Contractual Obligation (except for this Agreement and the other Loan Documents) that (a) encumbers or restricts the ability of any such Person to (i) to act as a Loan Party; (ii) make Restricted Payments to any Loan Party, (iii) pay any Indebtedness or other obligation owed to any Loan Party, (iv) make loans or advances to any Loan Party, or (v) create any Lien in favor of the Administrative Agent (for the benefit of the Secured Parties) upon any of their properties or assets, whether now owned or hereafter acquired, to secure the Secured Obligations, except the foregoing shall not apply to (A) restrictions and conditions imposed by any applicable Law, (B) restrictions and conditions contained in agreements relating to the sale of any Subsidiary or assets of the Company or any Subsidiary, in each case, pending such sale, provided such restrictions and conditions apply only to the Person or assets that are to be sold and such sale is permitted hereunder, (C) customary provisions in leases and other contracts restricting the assignment or encumbrance thereof, (D) any restrictions or conditions set forth in any agreement in effect at any time any Person becomes a Subsidiary (but not any modification or amendment expanding the scope of any such restriction or condition); provided that such agreement was not entered into in contemplation of such Person becoming a Subsidiary and the restriction or condition set forth in such agreement does not apply to the Company or any other Subsidiary, (E) customary provisions in joint venture agreements (and other similar agreements) (provided that such provisions apply only to such joint venture and to Equity Interests in such joint venture), (F) customary net worth provisions or similar financial maintenance provisions contained in real property leases, (G) restrictions requiring minimum reserves of cash or other deposits, in each case, imposed by customers of the Company or any Subsidiary under contracts entered into in the ordinary course of business and (H) in the case of clause (a)(v) only, for any document or instrument governing Indebtedness permitted by Section 7.02; provided that any such restriction contained therein relates only to the asset or assets securing any such Indebtedness; or (b) requires the grant of any Lien on property for any obligation if a Lien on such property is given as security for the Secured Obligations.

114 [Harmonic] Credit Agreement #231730035 7.10 Use of Proceeds. Use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose. 7.11 Financial Covenants. (a) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Borrower to be less than 1.25 to 1.00. (b) Consolidated Net Leverage Ratio. Permit the Consolidated Net Leverage Ratio as of the end of any Measurement Period ending as of the end of any fiscal quarter of the Borrower to be greater than (x) initially 3.50 to 1.00 and (y) commencing with the Measurement Period ending September 30, 2024 and thereafter, 3.25:1.00; provided that, at the election of the Borrower upon written notice to the Administrative Agent, during the four consecutive fiscal quarters including and following the quarter in which the Company or any of its Subsidiaries consummates a Specified Permitted Acquisition after September 30, 2024, the Consolidated Net Leverage Ratio shall be no greater than 3.50 to 1.00 (such period, the “Adjusted Covenant Period”) (it being understood and agreed that following the end of the Adjusted Covenant Period, the required Consolidated Net Leverage Ratio shall revert to 3.25 to 1.00 as of the end of each subsequent fiscal quarter until another Adjusted Covenant Period (if any) occurs); provided further that (i) there may only be two (2) such Adjusted Covenant Periods during the term of the Facility and (ii) there shall be at least two (2) full fiscal quarters between Adjusted Covenant Periods. 7.12 Amendments of Organization Documents; Fiscal Year; Legal Name, State of Formation; Form of Entity; Accounting Changes; and Other Material Documents. (a) Amend any of its Organization Documents to the extent any such amendment would reasonably be expected to be materially adverse to the Administrative Agent or any Secured Party; (b) change its fiscal year; (c) without providing ten (10) days prior written notice to the Administrative Agent (or such extended period of time as agreed to by the Administrative Agent), change its name, state of formation, form of organization or principal place of business; or (d) amend or otherwise modify the terms and conditions of the Convertible Notes or the documents in respect of any Permitted Non-Recourse Receivables Financing, in each case, to the extent any such amendment, modification or waiver would reasonably be expected to be materially adverse to the Administrative Agent or any Secured Party. 7.13 Sale and Leaseback Transactions. Enter into any Sale and Leaseback Transaction, except in connection with any Capital Leases permitted by Section 7.02(c).

115 [Harmonic] Credit Agreement #231730035 7.14 Sanctions. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension, or lend, contribute or otherwise make available such Credit Extension or the proceeds of any Credit Extension to any Person, to fund any activities of or business with any Person, that, at the time of such funding, is the subject of Sanctions, or in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as Lender, Arranger, Administrative Agent, L/C Issuer, Swingline Lender, or otherwise) of Sanctions. 7.15 Anti-Corruption Laws. Directly or indirectly, use any Credit Extension or the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other anti-corruption legislation in other jurisdictions. ARTICLE VIII EVENTS OF DEFAULT AND REMEDIES 8.01 Events of Default. Any of the following shall constitute an event of default (each, an “Event of Default”): (a) Non-Payment. The Borrower or any other Loan Party fails to pay (i) when and as required to be paid herein, any amount of principal of any Loan or any L/C Obligation or deposit any funds as Cash Collateral in respect of L/C Obligations, or (ii) within three (3) Business Days after the same becomes due, any interest on any Loan or on any L/C Obligation, or any fee due hereunder, or (iii) within five (5) Business Days after the same becomes due, any other amount payable hereunder or under any other Loan Document; or (b) Specific Covenants. Any Loan Party fails to perform or observe any term, covenant or agreement contained in any of Section 6.01, 6.03(a), 6.05 (solely with respect to the existence of the Borrower in its jurisdiction of incorporation), 6.10, 6.11, 6.12, 6.17, Article VII or Article X; or (c) Other Defaults. Any Loan Party fails to perform or observe any other covenant or agreement (not specified in Section 8.01(a) or (b) above) contained in any Loan Document on its part to be performed or observed and such failure continues for thirty (30) days following the earlier of (i) any Responsible Officer’s knowledge thereof or (ii) receipt by the Borrower of written notice thereof from the Administrative Agent or the Required Lenders; or (d) Representations and Warranties. Any representation, warranty, certification or statement of fact made or deemed made by or on behalf of the Borrower or any other Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall be incorrect or misleading in any material respect when made or deemed made; or (e) Cross-Default. (i) Any Loan Party or any Subsidiary thereof (A) fails to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), after giving effect to any applicable grace period, in respect of any Indebtedness or Guarantee of Indebtedness (in each case, other than Indebtedness hereunder and Indebtedness under Swap Contracts) having an aggregate principal amount (including undrawn committed or available

116 [Harmonic] Credit Agreement #231730035 amounts or amounts and including amounts owing to all creditors under any combined or syndicated credit arrangement) of more than the Threshold Amount, or (B) fails to observe or perform any other agreement or condition (after giving effect to any applicable grace periods) relating to any such Indebtedness or Guarantee or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event occurs, the effect of which default or other event is to cause, or to permit the holder or holders of such Indebtedness or the beneficiary or beneficiaries of such Guarantee (or a trustee or agent on behalf of such holder or holders or beneficiary or beneficiaries) to cause, with the giving of notice if required, such Indebtedness to be demanded or to become due or to be repurchased, prepaid, defeased or redeemed (automatically or otherwise), or an offer to repurchase, prepay, defease or redeem such Indebtedness to be made, prior to its stated maturity, or such Guarantee to become payable or Cash Collateral in respect thereof to be demanded; provided, that this clause (e)(i)(B) shall not apply to (x) any condition giving rise to any required repurchase, repayment, defeasance, redemption, conversion or settlement with respect to the Convertible Notes pursuant to their terms unless such repurchase, repayment, defeasance, redemption, conversion or settlement results from a default, event of default or other similar term thereunder or an event of the types that constitute an Event of Default, (y) any early payment requirement or unwinding or termination with respect to any Swap Contract in accordance with the terms thereof where (I) neither a Loan Party nor any Subsidiary thereof is a Defaulting Party (as defined in such Swap Contract) or an Affected Party (as so defined) under such Swap Contract and (II) the event causing such early payment, unwinding or termination is not an event of the type that would otherwise constitute an Event of Default, or (z) any secured Indebtedness that becomes due as a result of the sale, transfer or other disposition (including as a result of a casualty or condemnation event) of the property or assets securing such Indebtedness (to the extent such sale, transfer or other disposition is not prohibited under this Agreement) so long as such secured Indebtedness is repaid in full substantially contemporaneously with such sale, transfer or other disposition; or (ii) there occurs under any Swap Contract an Early Termination Date (as defined in such Swap Contract) resulting from (A) any event of default under such Swap Contract as to which a Loan Party or any Subsidiary thereof is the Defaulting Party (as defined in such Swap Contract) or (B) any Termination Event (as so defined) under such Swap Contract as to which a Loan Party or any Subsidiary thereof is an Affected Party (as so defined) and, in either event, the Swap Termination Value owed by such Loan Party or such Subsidiary as a result thereof is greater than the Threshold Amount; or (f) Insolvency Proceedings, Etc. Any Loan Party or any other Material Subsidiary thereof institutes or consents to the institution of any proceeding under any Debtor Relief Law, or makes an assignment for the benefit of creditors; or applies for or consents to the appointment of any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer for it or for all or any material part of its property; or any receiver, trustee, custodian, conservator, liquidator, rehabilitator or similar officer is appointed without the application or consent of such Person and the appointment continues undischarged or unstayed for forty-five (45) calendar days; or any proceeding under any Debtor Relief Law relating to any such Person or to all or any material part of its property is instituted without the consent of such Person and continues undismissed or unstayed for sixty (60) calendar days, or an order for relief is entered in any such proceeding; or (g) Inability to Pay Debts; Attachment. (i) Any Loan Party or any Material Subsidiary thereof becomes unable or admits in writing its inability or fails generally to pay its debts as they become due, or (ii) any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or

117 [Harmonic] Credit Agreement #231730035 (h) Judgments. There is entered against any Loan Party or any Material Subsidiary thereof one or more final judgments or orders for the payment of money in an aggregate amount (as to all such judgments and orders) exceeding the Threshold Amount (to the extent not covered by independent third-party insurance as to which the insurer is rated at least “A” by A.M. Best Company, has been notified of the potential claim and does not dispute coverage) and (A) enforcement proceedings are commenced by any creditor upon such judgment or order, or (B) there is a period of thirty (30) consecutive days during which such judgment is not satisfied, discharged or subject to a stay of enforcement of such judgment, by reason of a pending appeal or otherwise; or (i) ERISA. (i) An ERISA Event occurs with respect to a Pension Plan or Multiemployer Plan which has resulted or could reasonably be expected to result in liability of any Loan Party to the Pension Plan, Multiemployer Plan or the PBGC in an aggregate amount in excess of the Threshold Amount, or (ii) the Borrower or any ERISA Affiliate fails to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount in excess of the Threshold Amount; or (j) Invalidity of Loan Documents. Any provision of any Loan Document, at any time after its execution and delivery and for any reason other than as expressly permitted hereunder or thereunder or satisfaction in full of all Obligations (other than contingent indemnification obligations) arising under the Loan Documents, ceases to be in full force and effect; or any Loan Party or any other Person contests in any manner the validity or enforceability of any provision of any Loan Document; or any Loan Party denies that it has any or further liability or obligation under any provision of any Loan Document, or purports to revoke, terminate or rescind any provision of any Loan Document; or it is or becomes unlawful for a Loan Party to perform any of its obligations under the Loan Documents; or (k) Collateral Documents. Any Collateral Document after delivery thereof pursuant to the terms of the Loan Documents shall for any reason cease to create a valid and perfected (if and to the extent required to be perfected under the applicable Collateral Document) first priority Lien (subject to Permitted Liens) on the Collateral purported to be covered thereby (except (i) as a result of the release of a Loan Party or the sale, transfer or other disposition to a Person that is not a Loan Party of the applicable Collateral, in each case, in a transaction permitted under the Loan Documents or the occurrence of the Facility Termination Date or (ii) as a result of the action or inaction of the Administrative Agent to maintain possession of any stock certificates, promissory notes or other instruments delivered to it under the Collateral Documents), or any Loan Party shall assert the invalidity of such Liens; or (l) Change of Control. There occurs any Change of Control; or Without limiting the provisions of Article IX, if a Default shall have occurred under the Loan Documents, then such Default will continue to exist until it either is cured (to the extent specifically permitted) in accordance with the Loan Documents or is otherwise expressly waived by Administrative Agent (with the approval of requisite Appropriate Lenders (in their sole discretion)) as determined in accordance with Section 11.01; and once an Event of Default occurs under the Loan Documents, then such Event of Default will continue to exist until it is expressly waived by the requisite Appropriate Lenders or by the Administrative Agent with the approval of the requisite Appropriate Lenders, as required hereunder in Section 11.01.

118 [Harmonic] Credit Agreement #231730035 8.02 Remedies upon Event of Default. If any Event of Default occurs and is continuing, the Administrative Agent shall, at the request of, or may, with the consent of, the Required Lenders, take any or all of the following actions: (a) declare the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions to be terminated, whereupon such commitments and obligation shall be terminated; (b) declare the unpaid principal amount of all outstanding Loans, all interest accrued and unpaid thereon, and all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; (c) require that the Borrower Cash Collateralize the L/C Obligations (in an amount equal to the Minimum Collateral Amount with respect thereto); and (d) exercise on behalf of itself, the Lenders and the L/C Issuer all rights and remedies available to it, the Lenders and the L/C Issuer under the Loan Documents or Applicable Law or equity; provided that upon the occurrence of an event described in Section 8.01(f) with respect to the Borrower, the Commitment of each Lender to make Loans and any obligation of the L/C Issuer to make L/C Credit Extensions shall automatically terminate, the unpaid principal amount of all outstanding Loans and all interest and other amounts as aforesaid shall automatically become due and payable, and the obligation of the Borrower to Cash Collateralize the L/C Obligations as aforesaid shall automatically become effective, in each case without further act of the Administrative Agent or any Lender. 8.03 Application of Funds. (a) After the exercise of remedies provided for in Section 8.02 (or after the Loans have automatically become immediately due and payable and the L/C Obligations have automatically been required to be Cash Collateralized as set forth in the proviso to Section 8.02) or if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Secured Obligations then due hereunder, any amounts received on account of the Secured Obligations shall, subject to the provisions of Sections 2.14 and 2.15, be applied by the Administrative Agent in the following order: First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to the Administrative Agent and amounts payable under Article III) payable to the Administrative Agent in its capacity as such; Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal, interest and Letter of Credit Fees) payable to the Lenders and the L/C Issuer (including fees, charges and disbursements of counsel to the respective Lenders and the L/C Issuer (including fees and time charges for attorneys who may be employees of any Lender or the L/C Issuer)) arising under the Loan Documents and amounts payable under Article III, ratably among them in proportion to the respective amounts described in this Second clause payable to them;

119 [Harmonic] Credit Agreement #231730035 Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid Letter of Credit Fees and interest on the Loans, L/C Borrowings and other Secured Obligations arising under the Loan Documents, ratably among the Lenders and the L/C Issuer in proportion to the respective amounts described in this Third clause payable to them; Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, L/C Borrowings and Secured Obligations then owing under Secured Hedge Agreements and Secured Cash Management Agreements and to the to the Administrative Agent for the account of the L/C Issuer, to Cash Collateralize that portion of L/C Obligations comprised of the aggregate undrawn amount of Letters of Credit to the extent not otherwise Cash Collateralized by the Borrower pursuant to Sections 2.03 and 2.14, in each case ratably among the Administrative Agent, the Lenders, the L/C Issuer, the Hedge Banks and the Cash Management Banks in proportion to the respective amounts described in this Fourth clause held by them; and Last, the balance, if any, after all of the Secured Obligations have been indefeasibly paid in full, to the Borrower or as otherwise required by Law. (b) Subject to Sections 2.03(c) and 2.14, amounts used to Cash Collateralize the aggregate undrawn amount of Letters of Credit pursuant to the Fourth clause above shall be applied to satisfy drawings under such Letters of Credit as they occur. If any amount remains on deposit as Cash Collateral after all Letters of Credit have either been fully drawn or expired, such remaining amount shall be applied to the other Secured Obligations, if any, in the order set forth above. Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but appropriate adjustments shall be made with respect to payments from other Loan Parties to preserve the allocation to Secured Obligations otherwise set forth above in this Section 8.03. (c) Notwithstanding the foregoing, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements shall be excluded from the application described above if the Administrative Agent has not received a Secured Party Designation Notice, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. Each Cash Management Bank or Hedge Bank not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX for itself and its Affiliates as if a “Lender” party hereto. ARTICLE IX ADMINISTRATIVE AGENT 9.01 Appointment and Authority. (a) Appointment. Each of the Lenders and the L/C Issuer hereby irrevocably appoints, designates and authorizes Citibank to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article IX are solely for the benefit of the Administrative Agent, the Lenders and the L/C Issuer, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent”

120 [Harmonic] Credit Agreement #231730035 herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties. In addition, to the extent required under the laws of any jurisdiction other than the United States of America, each of the Lenders and Secured Parties hereby grants to the Administrative Agent any required powers of attorney to execute any Collateral Document or other Loan Document governed by the laws of such jurisdiction on such Lender’s or Secured Party’s behalf. (b) Collateral Agent. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders (including in its capacities as a potential Hedge Bank and a potential Cash Management Bank) and the L/C Issuer hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender and the L/C Issuer for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 9.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Collateral Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent, shall be entitled to the benefits of all provisions of this Article IX and Article XI (including Section 11.04(c), as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto. 9.02 Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of banking, trust, financial, advisory, underwriting or other business with any Loan Party or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders or to provide notice to or consent of the Lenders with respect thereto. 9.03 Exculpatory Provisions. (a) The Administrative Agent or the Arranger, as applicable, shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent or the Arranger, as applicable, and its Related Parties: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing; (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to

121 [Harmonic] Credit Agreement #231730035 exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law; and (iii) shall not have any duty or responsibility to disclose, and shall not be liable for the failure to disclose, to any Lender or the L/C Issuer any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their Affiliates that is communicated to, or in the possession of, the Administrative Agent, Arranger or any of their Related Parties in any capacity, except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent herein. (b) Neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by the Administrative Agent under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby or thereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary), or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Sections 11.01 and 8.02) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and non-appealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower, a Lender or the L/C Issuer. (c) Neither the Administrative Agent nor any of its Related Parties have any duty or obligation to any Lender or participant or any other Person to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by the Collateral Documents, (v) the value or the sufficiency of any Collateral, or (vi) the satisfaction of any condition set forth in Article IV or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. 9.04 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall be fully protected in relying and shall not incur any liability for relying upon, any notice, request, certificate, communication, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall be fully protected in relying and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan, or the issuance, extension, renewal or increase of a Letter

122 [Harmonic] Credit Agreement #231730035 of Credit, that by its terms must be fulfilled to the satisfaction of a Lender or the L/C Issuer, the Administrative Agent may presume that such condition is satisfactory to such Lender or the L/C Issuer unless the Administrative Agent shall have received notice to the contrary from such Lender or the L/C Issuer prior to the making of such Loan or the issuance of such Letter of Credit. The Administrative Agent may consult with legal counsel (who may be counsel for the Loan Parties), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. For purposes of determining compliance with the conditions specified in Section 4.01, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objections. 9.05 Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article IX shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the Facilities as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. 9.06 Resignation of Administrative Agent. (a) Notice. The Administrative Agent may at any time give notice of its resignation to the Lenders, the L/C Issuer and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders and the L/C Issuer, appoint a successor Administrative Agent meeting the qualifications set forth above; provided that in no event shall any successor Administrative Agent be a Defaulting Lender. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date. (b) Effect of Resignation or Removal. With effect from the Resignation Effective Date (i) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders or the L/C Issuer under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (ii) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender and the L/C Issuer directly, until such time, if any, as the Required

123 [Harmonic] Credit Agreement #231730035 Lenders appoint a successor Administrative Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than as provided in Section 3.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 9.06). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article XI and Section 11.04 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them (A) while the retiring Administrative Agent was acting as Administrative Agent and (B) after such resignation or removal for as long as any of them continues to act in any capacity hereunder or under the other Loan Documents, including, without limitation, (1) acting as collateral agent or otherwise holding any collateral security on behalf of any of the Secured Parties and (2) in respect of any actions taken in connection with transferring the agency to any successor Administrative Agent. (c) L/C Issuer and Swingline Lender. Any resignation or removal by Citibank as Administrative Agent pursuant to this Section 9.06 shall also constitute its resignation as L/C Issuer and Swingline Lender. If Citibank resigns as the L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as the L/C Issuer and all L/C Obligations with respect thereto, including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c). If Citibank resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment by the Borrower of a successor L/C Issuer or Swingline Lender hereunder (which successor shall in all cases be a Lender other than a Defaulting Lender), (i) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as applicable, (ii) the retiring L/C Issuer and Swingline Lender shall be discharged from all of their respective duties and obligations hereunder or under the other Loan Documents, and (iii) the successor L/C Issuer shall issue Letters of Credit in substitution for the Letters of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Citibank to effectively assume the obligations of Citibank with respect to such Letters of Credit. 9.07 Non-Reliance on Administrative Agent, the Arranger and the Other Lenders. Each Lender and the L/C Issuer expressly acknowledges that none of the Administrative Agent nor the Arranger has made any representation or warranty to it, and that no act by the Administrative Agent or the Arranger hereafter taken, including any consent to, and acceptance of any assignment or review of the affairs of any Loan Party or any Affiliate thereof, shall be deemed to constitute any representation or warranty by the Administrative Agent or the Arranger to any Lender or the L/C Issuer as to any matter, including whether the Administrative Agent or the Arranger have disclosed material information in their (or their Related Parties’) possession. Each Lender and the L/C Issuer represents to the Administrative Agent and the Arranger that it has, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis of, appraisal of, and investigation into, the

124 [Harmonic] Credit Agreement #231730035 business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties and their Subsidiaries, and all applicable bank or other regulatory Laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrower hereunder. Each Lender and the L/C Issuer also acknowledges that it will, independently and without reliance upon the Administrative Agent, the Arranger, any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Each Lender and the L/C Issuer represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility and (ii) it is engaged in making, acquiring or holding commercial loans in the ordinary course and is entering into this Agreement as a Lender or L/C Issuer for the purpose of making, acquiring or holding commercial loans and providing other facilities set forth herein as may be applicable to such Lender or L/C Issuer, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument, and each Lender and the L/C Issuer agrees not to assert a claim in contravention of the foregoing. Each Lender and the L/C Issuer represents and warrants that it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender or such L/C Issuer, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. 9.08 No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the titles listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Arranger, a Lender or the L/C Issuer hereunder. 9.09 Administrative Agent May File Proofs of Claim; Credit Bidding. (a) In case of the pendency of any proceeding under any Debtor Relief Law or any other judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan or L/C Obligation shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise: (i) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans, L/C Obligations and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders, the L/C Issuer and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders, the L/C Issuer and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders, the L/C Issuer and the Administrative Agent under Sections 2.03(h) and (i), 2.09, 2.10(b) and 11.04) allowed in such judicial proceeding; and (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

125 [Harmonic] Credit Agreement #231730035 and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender and the L/C Issuer to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders and the L/C Issuer, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.09, 2.10(b) and 11.04. (b) Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender or the L/C Issuer any plan of reorganization, arrangement, adjustment or composition affecting the Secured Obligations or the rights of any Lender or the L/C Issuer to authorize the Administrative Agent to vote in respect of the claim of any Lender or the L/C Issuer or in any such proceeding. (c) The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Secured Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (i) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Laws in any other jurisdictions to which a Loan Party is subject, (ii) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Applicable Law. In connection with any such credit bid and purchase, the Secured Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Secured Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (A) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (B) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in Section 11.01), and (C) to the extent that Secured Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Secured Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Secured Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Secured Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Secured Party or any acquisition vehicle to take any further action.

126 [Harmonic] Credit Agreement #231730035 9.10 Collateral and Guaranty Matters. (a) Each of the Lenders (including in its capacities as a potential Cash Management Bank and a potential Hedge Bank) and the L/C Issuer irrevocably authorize the Administrative Agent, (i) to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon the Facility Termination Date, (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) if approved, authorized or ratified in writing by the requisite Lenders in accordance with Section 11.01; (ii) to subordinate any Lien on any property granted to or held by the Administrative Agent under any Loan Document to the holder of any Lien on such property that is permitted by Section 7.01(i) (as such section is in effect on the Closing Date); and (iii) to release any Guarantor from its obligations under the Guaranty if such Person ceases to be a Subsidiary as a result of a transaction permitted under the Loan Documents. (b) Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release or subordinate its interest in particular types or items of property, or to release any Guarantor from its obligations under the Guaranty pursuant to this Section 9.10. In each case as specified in this Section 9.10, the Administrative Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party such documents as such Loan Party may reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted under the Collateral Documents or to subordinate its interest in such item, or to release such Guarantor from its obligations under the Guaranty, in each case in accordance with the terms of the Loan Documents and this Section 9.10. (c) The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral. 9.11 Secured Cash Management Agreements and Secured Hedge Agreements. Except as otherwise expressly set forth herein or in the Guaranty or any Collateral Document, no Cash Management Bank or Hedge Bank that obtains the benefit of the provisions of Section 8.03, the Guaranty or any Collateral by virtue of the provisions hereof or any Collateral Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) (or to notice of or to consent to any amendment, waiver or modification of the provisions hereof or of the Guaranty or any Collateral Document) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured

127 [Harmonic] Credit Agreement #231730035 Cash Management Agreements and Secured Hedge Agreements except to the extent expressly provided herein and unless the Administrative Agent has received a Secured Party Designation Notice of such Secured Obligations, together with such supporting documentation as the Administrative Agent may request, from the applicable Cash Management Bank or Hedge Bank, as the case may be. The Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Secured Obligations arising under Secured Cash Management Agreements and Secured Hedge Agreements in the case of a Facility Termination Date. 9.12 Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments, or this agreement, (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84– 14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95–60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90–1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91–38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96– 23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement, or (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84–14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84–14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84–14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement. (b) In addition, unless sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender, such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Borrower or any other Loan Party, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and

128 [Harmonic] Credit Agreement #231730035 performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). 9.13 Recovery of Erroneous Payments. (a) If the Administrative Agent notifies a Lender, L/C Issuer or other Secured Party, or any Person who has received funds on behalf of a Lender, L/C Issuer or other Secured Party (any such Lender, L/C Issuer, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion (whether or not after receipt of any notice under clause (b) of this Section) that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, L/C Issuer, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender, L/C Issuer or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. (b) Without limiting immediately preceding clause (a), each Payment Recipient hereby further agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Payment Recipient otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part) in each case: (i) (A) in the case of immediately preceding clauses (x) or (y), an error shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Payment Recipient shall (and shall cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of such error) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this clause (b) of Section 9.13.

129 [Harmonic] Credit Agreement #231730035 (c) Each Lender, L/C Issuer or other Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender, L/C Issuer or other Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender, L/C Issuer or other Secured Party under any Loan Document, against any amount due to the Administrative Agent under clause (a) of Section 9.13 or under the indemnification provisions of this Agreement. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with clause (a) of this Section, from any Lender or L/C Issuer that has received such Erroneous Payment (or portion thereof) (and/or from any Payment Recipient who received such Erroneous Payment (or portion thereof) on its respective behalf) (such unrecovered amount, an “Erroneous Payment Return Deficiency”), upon the Administrative Agent’s notice to such Lender or L/C Issuer at any time, (i) such Lender or L/C Issuer shall be deemed to have assigned its Loans (but not its Commitments) with respect to which such Erroneous Payment was made (the “Erroneous Payment Impacted Class”) in an amount equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments) of the Erroneous Payment Impacted Class, the “Erroneous Payment Deficiency Assignment”) at par plus any accrued and unpaid interest (with the assignment fee to be waived by the Administrative Agent in such instance), and is hereby (together with the Borrower) deemed to execute and deliver an Assignment and Assumption (or, to the extent applicable, an agreement incorporating an Assignment and Assumption by reference pursuant to the Platform as to which the Administrative Agent and such parties are participants) with respect to such Erroneous Payment Deficiency Assignment, and such Lender or L/C Issuer shall deliver any Notes evidencing such Loans to the Borrower or the Administrative Agent, (ii) the Administrative Agent as the assignee Lender shall be deemed to acquire the Erroneous Payment Deficiency Assignment, (iii) upon such deemed acquisition, the Administrative Agent as the assignee Lender shall become a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment and the assigning Lender or assigning L/C Issuer shall cease to be a Lender or L/C Issuer, as applicable, hereunder with respect to such Erroneous Payment Deficiency Assignment, excluding, for the avoidance of doubt, its obligations under the indemnification provisions of this Agreement and its applicable Commitments which shall survive as to such assigning Lender or assigning L/C Issuer and (iv) the Administrative Agent may reflect in the Register its ownership interest in the Loans subject to the Erroneous Payment Deficiency Assignment. The Administrative Agent may, in its discretion, sell any Loans acquired pursuant to an Erroneous Payment Deficiency Assignment and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by the applicable Lender or L/C Issuer shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or L/C Issuer (and/or against any recipient that receives funds on its respective behalf). For the avoidance of doubt, no Erroneous Payment Deficiency Assignment will reduce the Commitments of any Lender or L/C Issuer and such Commitments shall remain available in accordance with the terms of this Agreement. In addition, each party hereto agrees that, except to the extent that the Administrative Agent has sold a Loan (or portion thereof) acquired pursuant to an Erroneous Payment Deficiency Assignment, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of the applicable Lender, L/C Issuer or other Secured Party under the Loan Documents with respect to each Erroneous Payment Return Deficiency (the “Erroneous Payment Subrogation Rights”). (e) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party,

130 [Harmonic] Credit Agreement #231730035 except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Borrower or any other Loan Party for the purpose of making such Erroneous Payment. (f) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (g) Each party’s obligations, agreements and waivers under this Section 9.13 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender or L/C Issuer, the termination of the Commitments and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. ARTICLE X CONTINUING GUARANTY 10.01 Guaranty. Each Guarantor hereby absolutely and unconditionally, jointly and severally guarantees, as primary obligor and as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, of any and all Secured Obligations (for each Guarantor, subject to the proviso in this sentence, its “Guaranteed Obligations”); provided that (a) the Guaranteed Obligations of a Guarantor shall exclude any Excluded Swap Obligations with respect to such Guarantor and (b) the liability of each Guarantor individually with respect to this Guaranty shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code of the United States or any comparable provisions of any applicable state law. Without limiting the generality of the foregoing, the Guaranteed Obligations shall include any such indebtedness, obligations, and liabilities, or portion thereof, which may be or hereafter become unenforceable or compromised or shall be an allowed or disallowed claim under any proceeding or case commenced by or against any debtor under any Debtor Relief Laws. The Administrative Agent’s books and records showing the amount of the Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor, and conclusive for the purpose of establishing the amount of the Secured Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Secured Obligations or any instrument or agreement evidencing any Secured Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Secured Obligations which might otherwise constitute a defense to the obligations of the Guarantors, or any of them, under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. 10.02 Rights of Lenders. Each Guarantor consents and agrees that the Secured Parties may, at any time and from time to time, without notice or demand, and without affecting the enforceability or continuing effectiveness hereof: (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or

131 [Harmonic] Credit Agreement #231730035 the terms of the Secured Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Secured Obligations; (c) apply such security and direct the order or manner of sale thereof as the Administrative Agent, the L/C Issuer and the Lenders in their sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Secured Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor. 10.03 Certain Waivers. Each Guarantor waives (a) any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of any Secured Party) of the liability of the Borrower or any other Loan Party; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower or any other Loan Party; (c) the benefit of any statute of limitations affecting any Guarantor’s liability hereunder; (d) any right to proceed against the Borrower or any other Loan Party, proceed against or exhaust any security for the Secured Obligations, or pursue any other remedy in the power of any Secured Party whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by any Secured Party; and (f) to the fullest extent permitted by law, any and all other defenses or benefits that may be derived from or afforded by Applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Secured Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Secured Obligations. 10.04 Obligations Independent. The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Secured Obligations and the obligations of any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other person or entity is joined as a party. 10.05 Subrogation. No Guarantor shall exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all of the Secured Obligations and any amounts payable under this Guaranty have been indefeasibly paid and performed in full (other than contingent indemnification obligations) and the Commitments and the Facilities are terminated. If any amounts are paid to a Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Secured Parties to reduce the amount of the Secured Obligations, whether matured or unmatured. 10.06 Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Secured Obligations now or hereafter existing and shall remain in full force and effect until the Facility Termination Date. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or a Guarantor is made, or any of the Secured Parties exercises its right of setoff, in respect of the Secured Obligations and such payment or the proceeds of such setoff or

132 [Harmonic] Credit Agreement #231730035 any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by any of the Secured Parties in their discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or have released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this Section 10.06 shall survive termination of this Guaranty. 10.07 Stay of Acceleration. If acceleration of the time for payment of any of the Secured Obligations is stayed, in connection with any case commenced by or against a Guarantor or the Borrower under any Debtor Relief Laws, or otherwise, all such amounts shall nonetheless be payable by each Guarantor, jointly and severally, immediately upon demand by the Secured Parties. 10.08 Condition of Borrower. Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower and any other guarantor such information concerning the financial condition, business and operations of the Borrower and any such other guarantor as such Guarantor requires, and that none of the Secured Parties has any duty, and such Guarantor is not relying on the Secured Parties at any time, to disclose to it any information relating to the business, operations or financial condition of the Borrower or any other guarantor (each Guarantor waiving any duty on the part of the Secured Parties to disclose such information and any defense relating to the failure to provide the same). 10.09 Appointment of Borrower. Each of the Loan Parties hereby appoints the Borrower to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Borrower may execute such documents and provide such authorizations on behalf of such Loan Parties as the Borrower deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, L/C Issuer or a Lender to the Borrower shall be deemed delivered to each Loan Party and (c) the Administrative Agent, L/C Issuer or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Borrower on behalf of each of the Loan Parties. 10.10 Right of Contribution. The Guarantors agree among themselves that, in connection with payments made hereunder, each Guarantor shall have contribution rights against the other Guarantors as permitted under Applicable Law. 10.11 Keepwell. Each Loan Party that is a Qualified ECP Guarantor at the time the Guaranty or the grant of a Lien under the Loan Documents, in each case, by any Specified Loan Party becomes effective with respect to any Swap Obligation, hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds or other support to each Specified Loan Party with respect to such Swap Obligation as may be needed by such Specified Loan Party from time to time to honor all of its obligations under the Loan Documents in respect of such Swap Obligation (but, in each case, only up to the maximum amount of such liability that can be hereby incurred without rendering such Qualified ECP Guarantor’s obligations

133 [Harmonic] Credit Agreement #231730035 and undertakings under this Article X voidable under Applicable Law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations and undertakings of each Qualified ECP Guarantor under this Section 10.11 shall remain in full force and effect until the Secured Obligations have been indefeasibly paid and performed in full (other than contingent indemnification obligations). Each Loan Party intends this Section 10.11 to constitute, and this Section 10.11 shall be deemed to constitute, a guarantee of the obligations of, and a “keepwell, support, or other agreement” for the benefit of, each Specified Loan Party for all purposes of the Commodity Exchange Act. ARTICLE XI MISCELLANEOUS 11.01 Amendments, Etc. (a) Subject to Section 3.03 and the last paragraph of this Section 11.01, no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided that no such amendment, waiver or consent shall: (i) waive any condition set forth in Section 4.01, or, in the case of the initial Credit Extension, Section 4.02, without the written consent of each Lender; (ii) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.02) without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent in Section 4.02 or of any Default or a mandatory reduction in Commitments is not considered an extension or increase in Commitments of any Lender); (iii) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) or reduce the amount of, waive or excuse any such payment hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment; (iv) reduce the principal of, or the rate of interest specified herein on, any Loan or L/C Borrowing, or (subject to clause (D) of the second proviso to this Section 11.01) any fees or other amounts payable hereunder or under any other Loan Document, without the written consent of each Lender entitled to such amount; provided that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest or Letter of Credit Fees at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or L/C Borrowing or to reduce any fee payable hereunder; (v) change (i) Section 8.03 or Section 2.13 in a manner that would have the effect of altering the ratable reduction of Commitments, pro rata payments or pro rata sharing of payments (or, in the case of Section 8.03, the order of application of payments)

134 [Harmonic] Credit Agreement #231730035 required hereunder without the written consent of each Lender, (ii) Section 2.12(f) in a manner that would alter the pro rata application required thereby without the written consent of each Lender directly affected thereby or (iii) subordinate, or have the effect of subordinating, the Obligations hereunder to any other Indebtedness or other obligation, in each case, without the written consent of each Lender; (vi) change any provision of this Section 11.01 or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or thereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (vii) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender; (viii) release, or have the effect of releasing, all or substantially all of the value of the Guaranty, without the written consent of each Lender, except to the extent the release of any Subsidiary from the Guaranty is permitted pursuant to Section 9.10 (in which case such release may be made by the Administrative Agent acting alone); or (ix) release the Company (from its obligations as a Borrower or as a Guarantor hereunder) or any Designated Borrower, except in connection with the termination of a Designated Borrower’s status as such under Section 2.17, a merger or consolidation permitted under Section 7.04 or a Disposition permitted under Section 7.05; and provided further that (A) no amendment, waiver or consent shall, unless in writing and signed by the L/C Issuer in addition to the Lenders required above, affect the rights or duties of the L/C Issuer under this Agreement or any Issuer Document relating to any Letter of Credit issued or to be issued by it; (B) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement; (C) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document; and (D) the Fee Letter may be amended, or rights or privileges thereunder waived, in a writing executed only by the parties thereto. (b) Notwithstanding anything to the contrary herein, (i) no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (A) the Commitment of any Defaulting Lender may not be increased or extended without the consent of such Lender and (B) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, or all Lenders or each affected Lender under a Facility, that by its terms affects any Defaulting Lender disproportionately adversely relative to other affected Lenders shall require the consent of such Defaulting Lender; (ii) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (iii) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

135 [Harmonic] Credit Agreement #231730035 (c) Notwithstanding anything to the contrary herein, this Agreement may be amended and restated without the consent of any Lender (but with the consent of the Borrower and the Administrative Agent) if, upon giving effect to such amendment and restatement, such Lender shall no longer be a party to this Agreement (as so amended and restated), the Commitments of such Lender shall have terminated, such Lender shall have no other commitment or other obligation hereunder and shall have been paid in full all principal, interest and other amounts owing to it or accrued for its account under this Agreement. (d) Notwithstanding any provision herein to the contrary, if the Administrative Agent and the Borrower acting together identify any ambiguity, omission, mistake, typographical error or other defect in any provision of this Agreement or any other Loan Document (including the schedules and exhibits thereto), then the Administrative Agent and the Borrower shall be permitted to amend, modify or supplement such provision to cure such ambiguity, omission, mistake, typographical error or other defect, and such amendment shall become effective without any further action or consent of any other party to this Agreement. 11.02 Notices; Effectiveness; Electronic Communications. (a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in clause (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows: (i) if to the Borrower or any other Loan Party, the Administrative Agent, the L/C Issuer or the Swingline Lender, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 1.01(a); and (ii) if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower). Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in clause (b) below shall be effective as provided in such clause (b). (b) Electronic Communications. (i) Notices and other communications to the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging, and Internet or intranet websites) pursuant to an electronic communications agreement (or such other procedures approved by the Administrative Agent in its sole discretion); provided that the foregoing shall not apply to notices to any Lender, the Swingline Lender or the L/C Issuer pursuant

136 [Harmonic] Credit Agreement #231730035 to Article II if such Lender, the Swingline Lender or the L/C Issuer, as applicable, has notified the Administrative Agent that it is incapable of receiving notices under such Article II by electronic communication. The Administrative Agent, the Swingline Lender, the L/C Issuer or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. (ii) Unless the Administrative Agent otherwise prescribes, (A) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (B) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided that for both clauses (A) and (B), if such notice or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient. (c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender, the L/C Issuer or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet. (d) Change of Address, Etc. Each of the Borrower, the Administrative Agent, the L/C Issuer and the Swingline Lender may change its address, fax number or telephone number or e- mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower, the Administrative Agent, the L/C Issuer and the Swingline Lender. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including

137 [Harmonic] Credit Agreement #231730035 United States federal and state securities Laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws. (e) Reliance by Administrative Agent, L/C Issuer and Lenders. The Administrative Agent, the L/C Issuer and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, telephonic or electronic notices, Loan Notices, Letter of Credit Applications, Notice of Loan Prepayment and Swingline Loan Notices) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Loan Parties shall indemnify the Administrative Agent, the L/C Issuer, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording. 11.03 No Waiver; Cumulative Remedies; Enforcement. (a) No failure by any Lender, the L/C Issuer or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law. (b) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Section 8.02 for the benefit of all the Lenders and the L/C Issuer; provided that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) the L/C Issuer or the Swingline Lender from exercising the rights and remedies that inure to its benefit (solely in its capacity as L/C Issuer or Swingline Lender, as the case may be) hereunder and under the other Loan Documents, (c) any Lender from exercising setoff rights in accordance with Section 11.08 (subject to the terms of Section 2.13), or (d) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided further that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Section 8.02 and (ii) in addition to the matters set forth in clauses (b), (c) and (d) of the preceding proviso and subject to Section 2.13, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

138 [Harmonic] Credit Agreement #231730035 11.04 Expenses; Indemnity; Damage Waiver. (a) Costs and Expenses. The Loan Parties shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including, without limitation, (A) the reasonable and documented fees, charges and disbursements of one principal outside counsel (as well as one local counsel for any applicable jurisdiction) for the Administrative Agent and its Affiliates, taken as a whole (and, in the case of an actual or perceived conflict of interest where the affected party informs Company of such conflict and thereafter retains its own counsel, of one additional firm of counsel for all such affected parties), and (B) due diligence expenses), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable and documented out-of-pocket expenses incurred by the L/C Issuer in connection with the issuance, amendment, extension, reinstatement or renewal of any Letter of Credit or any demand for payment thereunder and (iii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent, any Lender or the L/C Issuer (including the reasonable and documented fees, charges and disbursements of one principal outside counsel (as well as one local counsel for any applicable jurisdiction) for the Administrative Agent, Lenders and the L/C Issuer, taken as a whole (and, in the case of an actual or perceived conflict of interest where the affected party informs Company of such conflict and thereafter retains its own counsel, of one additional firm of counsel for all such affected parties)), in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section 11.04, or (B) in connection with Loans made or Letters of Credit issued hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans or Letters of Credit. (b) Indemnification by the Loan Parties. The Loan Parties shall indemnify the Administrative Agent (and any sub-agent thereof), each Lender and the L/C Issuer, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (including the reasonable and documented fees, charges and disbursements of any counsel for any Indemnitee, but limited to the fees, disbursements and other charges of one principal counsel, and, if necessary, of one local counsel in each appropriate jurisdiction, in each case, for all Indemnitees (and, in the case of an actual or perceived conflict of interest where the Indemnitee affected by such conflict informs the Company of such conflict and thereafter retains its own counsel, one additional counsel for all such affected Indemnitees)), incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby (including, without limitation, the Indemnitee’s reliance on any Communication executed using an Electronic Signature, or in the form of an Electronic Record, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 3.01), (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the L/C Issuer to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or Release of Hazardous Materials on or from any property owned, leased or operated by a Loan Party or any of its Subsidiaries, or any Environmental Liability

139 [Harmonic] Credit Agreement #231730035 related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim not involving an act or omission of the Borrower and that is brought by an Indemnitee against another Indemnitee (other than against the Arranger, the Administrative Agent, the L/C Issuer or the Swingline Lender in their capacities as such). Without limiting the provisions of Section 3.01(c), this Section 11.04(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim. (c) Reimbursement by Lenders. To the extent that the Loan Parties for any reason fail to indefeasibly pay any amount required under clauses (a) or (b) of this Section 11.04 to be paid by it to the Administrative Agent (or any sub-agent thereof), the L/C Issuer, the Swingline Lender or any Related Party of any of the foregoing, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent), the L/C Issuer, the Swingline Lender or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent), the L/C Issuer or the Swingline Lender in connection with such capacity. The obligations of the Lenders under this clause (c) are subject to the provisions of Section 2.12(d). (d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, no party hereto shall assert, and each party hereto hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or Letter of Credit or the use of the proceeds thereof. No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby. (e) Payments. All amounts due under this Section 11.04 shall be payable not later than ten (10) Business Days after demand therefor. (f) Survival. The agreements in this Section 11.04 and the indemnity provisions of Section 11.02(e) shall survive the resignation of the Administrative Agent, the L/C Issuer and the

140 [Harmonic] Credit Agreement #231730035 Swingline Lender, the replacement of any Lender, the termination of the Aggregate Commitments and the repayment, satisfaction or discharge of all the other Obligations. 11.05 Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent, the L/C Issuer or any Lender, or the Administrative Agent, the L/C Issuer or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent, the L/C Issuer or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender and the L/C Issuer severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders and the L/C Issuer under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement. 11.06 Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of Section 11.06(b), (ii) by way of participation in accordance with the provisions of Section 11.06(d), or (iii) by way of pledge or assignment of a security interest subject to the restrictions of Section 11.06(e) (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in Section 11.06(d) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the L/C Issuer and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment(s) and the Loans (including for purposes of this clause (b), participations in L/C Obligations and in Swingline Loans) at the time owing to it); provided that (in each case with respect to any Facility) any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment under any Facility and/or the Loans at the time owing to it (in each case with respect to any Facility) or contemporaneous assignments to related Approved Funds (determined after giving effect to such

141 [Harmonic] Credit Agreement #231730035 assignments) that equal at least the amount specified in clause (b)(i)(B) of this Section 11.06 in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in clause (b)(i)(A) of this Section 11.06, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $5,000,000 in the case of any assignment in respect of the Revolving Facility, or $5,000,000, in the case of any assignment in respect of the Term Facility, unless each of the Administrative Agent and, so long as no Event of Default has occurred and is continuing, the Borrower otherwise consents (each such consent not to be unreasonably withheld or delayed). (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans and/or the Commitment assigned, except that this clause (b)(ii) shall not apply to the Swingline Lender’s rights and obligations in respect of Swingline Loans. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) of this Section 11.06 and, in addition: (A) the consent of the Borrower (such consent not to be unreasonably withheld or delayed) shall be required unless (1) an Event of Default has occurred and is continuing at the time of such assignment or (2) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and provided further that the Borrower’s consent shall not be required during the primary syndication of the Facilities; (B) (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any unfunded Term Commitment or any Revolving Commitment if such assignment is to a Person that is not a Lender with a Commitment in respect of the applicable Facility, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Term Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the L/C Issuer and the Swingline Lender shall be required for any assignment in respect of the Revolving Facility. (iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the

142 [Harmonic] Credit Agreement #231730035 case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. (v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to any Defaulting Lender or any of its Subsidiaries, or any Person who, upon becoming a Lender hereunder, would constitute any of the foregoing Persons described in this clause (B), or (C) to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated by or for the primary benefit of one or more natural Persons). (vi) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or sub-participations, or other compensating actions, including funding, with the consent of the Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (A) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, the L/C Issuer or any Lender hereunder (and interest accrued thereon) and (B) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit and Swingline Loans in accordance with its Applicable Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this clause (b)(vi), then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs. (vii) Subject to acceptance and recording thereof by the Administrative Agent pursuant to Section 11.06(c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 with respect to facts and circumstances occurring prior to the effective date of such assignment); provided that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender; provided further that the assignee thereunder shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to the interest assigned by such Assignment and Assumption, than the assigning Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after such assignment. Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this clause (b) shall be treated for purposes of this

143 [Harmonic] Credit Agreement #231730035 Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with Section 11.06(d). (c) Register. The Administrative Agent, acting solely for this purpose as a non- fiduciary agent of the Borrower (and such agency being solely for Tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and interest amounts) of the Loans and L/C Obligations owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender (with respect to such Lender’s interest only), at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. (i) Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of one or more natural Persons, a Defaulting Lender or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans (including such Lender’s participations in L/C Obligations and/or Swingline Loans) owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent, the Lenders and the L/C Issuer shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 11.04(c) without regard to the existence of any participations. (ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 11.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.01, 3.04 and 3.05 (subject to the requirements and limitations therein, including the requirements under Section 3.01(e) (it being understood that the documentation required under Section 3.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) of this Section 11.06; provided that such Participant (A) shall be subject to the provisions of Sections 3.06 and 11.13 as if it were an assignee under clause (b) of this Section 11.06 and (B) shall not be entitled to receive any greater payment under Sections 3.01 or 3.04, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the

144 [Harmonic] Credit Agreement #231730035 Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 3.06 with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.08 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.13 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and interest amounts) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103–1(c) of the United States Treasury Regulations (or any successor provision thereof). The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) Resignation as L/C Issuer or Swingline Lender after Assignment. Notwithstanding anything to the contrary contained herein, if at any time Citibank assigns all of its Revolving Commitment and Revolving Loans pursuant to clause (b) above, Citibank may, (i) upon thirty (30) days’ notice to the Administrative Agent, the Borrower and the Lenders, resign as L/C Issuer and/or (ii) upon thirty (30) days’ notice to the Borrower, resign as Swingline Lender. In the event of any such resignation as L/C Issuer or Swingline Lender, the Borrower shall be entitled to appoint from among the Lenders a successor L/C Issuer or Swingline Lender hereunder; provided that no failure by the Borrower to appoint any such successor shall affect the resignation of Citibank as L/C Issuer or Swingline Lender, as the case may be. If Citibank resigns as L/C Issuer, it shall retain all the rights, powers, privileges and duties of the L/C Issuer hereunder with respect to all Letters of Credit outstanding as of the effective date of its resignation as L/C Issuer and all L/C Obligations with respect thereto (including the right to require the Lenders to make Base Rate Loans or fund risk participations in Unreimbursed Amounts pursuant to Section 2.03(c)). If Citibank resigns as Swingline Lender, it shall retain all the rights of the Swingline Lender provided for hereunder with respect to Swingline Loans made by it and outstanding as of the effective date of such resignation, including the right to require the Lenders to make Base Rate Loans or fund risk participations in outstanding Swingline Loans pursuant to Section 2.04(c). Upon the appointment of a successor L/C Issuer and/or Swingline Lender, (A) such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring L/C Issuer or Swingline Lender, as the case may be, and (B) the successor L/C Issuer shall issue letters of credit in substitution for the Letters

145 [Harmonic] Credit Agreement #231730035 of Credit, if any, outstanding at the time of such succession or make other arrangements satisfactory to Citibank to effectively assume the obligations of Citibank with respect to such Letters of Credit. 11.07 Treatment of Certain Information; Confidentiality. (a) Treatment of Certain Information. Each of the Administrative Agent, the Lenders and the L/C Issuer agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates, its auditors and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent required or requested by any regulatory authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (iii) to the extent required by Applicable Laws or regulations or by any subpoena or similar legal process (in which case the Administrative Agent, such Lender or the L/C Issuer, as applicable, shall use commercially reasonable efforts to, except with respect to any audit or examination conducted by bank accountants or any Governmental Authority exercising examination or regulatory authority, promptly notify the Company, in advance, to the extent practicable and permitted by Applicable Law), (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section 11.07, to (A) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights and obligations under this Agreement or any Eligible Assignee invited to be a Lender pursuant to Section 2.16(c) or (B) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (vii) on a confidential basis to (A) any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided hereunder or (B) the provider of any Platform or other electronic delivery service used by the Administrative Agent, the L/C Issuer and/or the Swingline Lender to deliver Borrower Materials or notices to the Lenders or (viii) the CUSIP Service Bureau or any similar agency in connection with the application, issuance, publishing and monitoring of CUSIP numbers or other market identifiers with respect to the credit facilities provided hereunder, or (ix) with the consent of the Borrower or to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section 11.07, (xi) becomes available to the Administrative Agent, any Lender, the L/C Issuer or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or (xii) is independently discovered or developed by a party hereto without utilizing any Information received from the Borrower or violating the terms of this Section 11.07. For purposes of this Section 11.07, “Information” means all information received from the Borrower or any Subsidiary relating to the Borrower or any Subsidiary or any of their respective businesses, other than any such information that is available to the Administrative Agent, any Lender or the L/C Issuer on a nonconfidential basis prior to disclosure by the Borrower or any Subsidiary. Any Person required to maintain the confidentiality of Information as provided in this Section 11.07 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information. In addition, the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Commitments.

146 [Harmonic] Credit Agreement #231730035 (b) Non-Public Information. Each of the Administrative Agent, the Lenders and the L/C Issuer acknowledges that (i) the Information may include material non-public information concerning a Loan Party or a Subsidiary, as the case may be, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it will handle such material non-public information in accordance with Applicable Law, including United States federal and state securities Laws. (c) Customary Advertising and Marketing Material. The Loan Parties consent to the publication by the Administrative Agent and any Lender of customary advertising material relating to the transactions contemplated hereby using the name, product photographs, logo and/or trademark of the Loan Parties and the circulation of similar promotional materials, on and following the Closing Date in the form of a “tombstone” or otherwise, containing information customarily included in such advertisements and materials consisting of (i) the names of the Loan Parties and their Affiliates (or any of them), (ii) the titles and roles in connection with the transactions hereunder and (iii) the amount, type and closing date of the Commitments and the Loans. 11.08 Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender, the L/C Issuer and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, the L/C Issuer or any such Affiliate to or for the credit or the account of the Borrower or any other Loan Party against any and all of the obligations of the Borrower or such Loan Party now or hereafter existing under this Agreement or any other Loan Document to such Lender, the L/C Issuer or such Affiliates, irrespective of whether or not such Lender, the L/C Issuer or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower or such Loan Party may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender or the L/C Issuer different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness; provided that in the event that any Defaulting Lender shall exercise any such right of setoff, (a) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 2.15 and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the L/C Issuer and the Lenders, and (b) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Secured Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. The rights of each Lender, the L/C Issuer and their respective Affiliates under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, the L/C Issuer or their respective Affiliates may have under Applicable Law. Each Lender and the L/C Issuer agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application. 11.09 Interest Rate Limitation. Notwithstanding anything to the contrary contained in any Loan Document, the interest paid or agreed to be paid under the Loan Documents shall not exceed the maximum rate of non-usurious interest permitted by Applicable Law (the “Maximum Rate”). If the Administrative Agent or any Lender shall receive interest in an amount that exceeds the Maximum Rate, the excess interest shall be applied to the principal of the Loans or, if it exceeds such unpaid principal, refunded to the Borrower. In determining whether the interest contracted for, charged, or received by the Administrative Agent or a Lender exceeds the Maximum Rate, such Person may, to the extent permitted by Applicable Law, (a) characterize any

147 [Harmonic] Credit Agreement #231730035 payment that is not principal as an expense, fee, or premium rather than interest, (b) exclude voluntary prepayments and the effects thereof, and (c) amortize, prorate, allocate, and spread in equal or unequal parts the total amount of interest throughout the contemplated term of the Obligations hereunder. 11.10 Integration; Effectiveness. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successor and assigns. 11.11 Survival of Representations and Warranties. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Credit Extension, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied or any Letter of Credit shall remain outstanding. 11.12 Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Without limiting the foregoing provisions of this Section 11.12, if and to the extent that the enforceability of any provisions in this Agreement relating to Defaulting Lenders shall be limited by Debtor Relief Laws, as determined in good faith by the Administrative Agent, the L/C Issuer or the Swingline Lender, as applicable, then such provisions shall be deemed to be in effect only to the extent not so limited. 11.13 Replacement of Lenders. (a) If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 3.06, or if any Lender is a Defaulting Lender or a Non-Consenting Lender or if any other circumstance exists hereunder that gives the Borrower the right to replace a Lender as a party hereto, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 11.06), all of its interests, rights (other than its existing rights to payments pursuant to Sections 3.01 and 3.04) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that

148 [Harmonic] Credit Agreement #231730035 shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that: (i) the Borrower shall have paid (or caused a Designated Borrower to pay) to the Administrative Agent the assignment fee (if any) specified in Section 11.06(b); (ii) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans and L/C Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents (including any amounts under Section 3.05) from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower or applicable Designated Borrower (in the case of all other amounts); (iii) in the case of any such assignment resulting from a claim for compensation under Section 3.04 or payments required to be made pursuant to Section 3.01, such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Laws; and (v) in the case of an assignment resulting from a Lender becoming a Non- Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent. (b) A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply. (c) Each party hereto agrees that (i) an assignment required pursuant to this Section 11.13 may be effected pursuant to an Assignment and Assumption executed by the Borrower, the Administrative Agent and the assignee and (ii) the Lender required to make such assignment need not be a party thereto in order for such assignment to be effective and shall be deemed to have consented to an be bound by the terms thereof; provided that following the effectiveness of any such assignment, the other parties to such assignment agree to execute and deliver such documents necessary to evidence such assignment as reasonably requested by the applicable Lender, provided further that any such documents shall be without recourse to or warranty by the parties thereto. (d) Notwithstanding anything in this Section 11.13 to the contrary, (A) the Lender that acts as the L/C Issuer may not be replaced hereunder at any time it has any Letter of Credit outstanding hereunder unless arrangements satisfactory to such Lender (including the furnishing of a backstop standby letter of credit in form and substance, and issued by an issuer, reasonably satisfactory to the L/C Issuer or the depositing of Cash Collateral into a Cash Collateral account in amounts and pursuant to arrangements reasonably satisfactory to the L/C Issuer) have been made with respect to such outstanding Letter of Credit and (B) the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.06. 11.14 Governing Law; Jurisdiction; Etc. (a) GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING

149 [Harmonic] Credit Agreement #231730035 OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT, AS TO ANY OTHER LOAN DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) SUBMISSION TO JURISDICTION. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER, THE L/C ISSUER, OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. (c) WAIVER OF VENUE. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN CLAUSE (b) OF THIS SECTION 11.14. THE BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT. (d) SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

150 [Harmonic] Credit Agreement #231730035 11.15 Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.15. 11.16 Subordination. Each Loan Party (a “Subordinating Loan Party”) hereby subordinates the payment of all obligations and indebtedness of any other Loan Party owing to it, whether now existing or hereafter arising, including but not limited to any obligation of any such other Loan Party to the Subordinating Loan Party as subrogee of the Secured Parties or resulting from such Subordinating Loan Party’s performance under this Guaranty, to the indefeasible payment in full in cash of all Obligations. If the Secured Parties so request, any such obligation or indebtedness of any such other Loan Party to the Subordinating Loan Party shall be enforced and performance received by the Subordinating Loan Party as trustee for the Secured Parties and the proceeds thereof shall be paid over to the Secured Parties on account of the Secured Obligations, but without reducing or affecting in any manner the liability of the Subordinating Loan Party under this Agreement. Without limitation of the foregoing, so long as no Default has occurred and is continuing, the Loan Parties may make and receive payments with respect to Intercompany Debt; provided that in the event that any Loan Party receives any payment of any Intercompany Debt at a time when such payment is prohibited by this Section 11.16, such payment shall be held by such Loan Party, in trust for the benefit of, and shall be paid forthwith over and delivered, upon written request, to the Administrative Agent. 11.17 No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower and each other Loan Party acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent, the Arranger and the Lenders and their respective Affiliates are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent, the Arranger and the Lenders and their respective Affiliates, on the other hand, (ii) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent, the Arranger and each Lender and each of their respective Affiliates each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for the Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, the Arranger, nor any Lender nor any of their respective Affiliates has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in

151 [Harmonic] Credit Agreement #231730035 the other Loan Documents; and (c) the Administrative Agent, the Arranger and the Lenders and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, the Arranger, nor any Lender nor any of their respective Affiliates has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, the Arranger, the Lenders and their respective Affiliates with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby. 11.18 Electronic Execution; Electronic Records; Counterparts. This Agreement, any Loan Document and any other Communication, including Communications required to be in writing, may be in the form of an Electronic Record and may be executed using Electronic Signatures. Each of the Loan Parties and each of the Administrative Agent, the L/C Issuer, the Swingline Lender, and each Lender (collectively, each a “Credit Party”) agrees that any Electronic Signature on or associated with any Communication shall be valid and binding on such Person to the same extent as a manual, original signature, and that any Communication entered into by Electronic Signature, will constitute the legal, valid and binding obligation of such Person enforceable against such Person in accordance with the terms thereof to the same extent as if a manually executed original signature was delivered. Any Communication may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Communication. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Credit Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record (“Electronic Copy”), which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including an Electronic Copy, shall be considered an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, neither the Administrative Agent, L/C Issuer nor Swingline Lender is under any obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by such Person pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent, L/C Issuer and/or Swingline Lender has agreed to accept such Electronic Signature, the Administrative Agent and each of the Credit Parties shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of any Loan Party and/or any Credit Party without further verification and (b) upon the request of the Administrative Agent or any Credit Party, any Electronic Signature shall be promptly followed by such manually executed counterpart. For purposes hereof, “Electronic Record” and “Electronic Signature” shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time. Neither the Administrative Agent, L/C Issuer nor Swingline Lender shall be responsible for or have any duty to ascertain or inquire into the sufficiency, validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document (including, for the avoidance of doubt, in connection with the Administrative Agent’s, L/C Issuer’s or Swingline Lender’s reliance on any Electronic Signature transmitted by telecopy, emailed .pdf or any other electronic means). The Administrative Agent, L/C Issuer and Swingline Lender shall be entitled to rely on, and shall incur no liability under or in respect of this Agreement or any other Loan Document by acting upon, any Communication (which writing may be a fax, any electronic message, Internet or intranet website posting or other distribution or signed using an Electronic Signature) or any statement made to it orally or by

152 [Harmonic] Credit Agreement #231730035 telephone and believed by it to be genuine and signed or sent or otherwise authenticated (whether or not such Person in fact meets the requirements set forth in the Loan Documents for being the maker thereof). Each of the Loan Parties and each Credit Party hereby waives (i) any argument, defense or right to contest the legal effect, validity or enforceability of this Agreement and/or any other Loan Document based solely on the lack of paper original copies of this Agreement and/or such other Loan Document, and (ii) waives any claim against the Administrative Agent, each Credit Party and each Related Party for any liabilities arising solely from the Administrative Agent’s and/or any Credit Party’s reliance on or use of Electronic Signatures, including any liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any Electronic Signature. 11.19 USA Patriot Act Notice. Each Lender that is subject to the Patriot Act and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower and the other Loan Parties that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107–56 (signed into law October 26, 2001)) (the “Patriot Act”), it is required to obtain, verify and record information that identifies the Borrower and each other Loan Party, which information includes the name and address of the Borrower and each other Loan Party and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower and each other Loan Party in accordance with the Patriot Act. The Borrower and each other Loan Party shall, promptly following a request by the Administrative Agent or any Lender, provide all such other documentation and information that the Administrative Agent or such Lender requests in order to comply with its ongoing obligations under applicable “know your customer” and anti- money laundering rules and regulations, including the Patriot Act. 11.20 Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Solely to the extent any Lender or L/C Issuer that is an Affected Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

153 [Harmonic] Credit Agreement #231730035 (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. 11.21 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Contract or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written. HARMONIC INC., h -----as t e Borro~~V/- tL Harmonic Inc. Credit Agreement Signature Page

Harmonic Inc. Credit Agreement Signature Page CITIBANK, N.A., as the Administrative Agent By: Name: Jon Wronski Title: Director

Harmonic Inc. Credit Agreement Signature Page CITIBANK, N.A., as a Lender, L/C Issuer and Swingline Lender By: Name: Jon Wronski Title: Director

[Signature Page to Credit Agreement] JPMORGAN CHASE BANK, N.A., as a Lender By: Name: Timothy Lee Title: Executive Director

HSBC BANK USA N.A. as a Lender Title: SVP. Global Relationship Manager and Lead Hardware Technology [Signature Page to Credit Agreement] PUBLIC

#235301021 SCHEDULE 1.01(a) Certain Addresses for Notices Borrower: Harmonic Inc. 2590 Orchard Parkway San Jose, California 95131 Attn: Timothy Chu, General Counsel, SVP Human Resources and Corporate Secretary Telephone: (408) 542-2500 E-mail: Tim.Chu@harmonicinc.com With a Copy to: Wilson Sonsini Goodrich & Rosati, P.C. 1 Market Street #3300 San Francisco, CA, 94105 Attention: John Mao Telephone: 650-565-3913 Email: jmao@wsgr.com Administrative Agent: For payments and Requests for Credit Extensions Citibank, N.A. 6400 Las Colinas Blvd. Irving, TX 75039 Attn: Syndications Fax: 866-634-5642 Email: clo.cbgdlo@citi.com Other Notices for Administrative Agent Citibank, N.A. 6400 Las Colinas Blvd. Irving, TX 75039 Attn: Syndications Fax: 866-634-5642 Email: clo.cbgdlo@citi.com L/C Issuer: Citibank, N.A. c/o Citibank Global Trade 3800 Citibank Center, Building B, 1st Floor Tampa, Florida 33610 Attn: Letter of Credit Department Fax: 866-498-8670 (Customer Service) Email: trade.csu@citi.com Swingline Lender: Citibank, N.A. 6400 Las Colinas Blvd. Irving, TX 75039 Attn: Syndications Fax: 866-634-5642 Email: clo.cbgdlo@citi.com

#235301021 SCHEDULE 1.01(b) Initial Commitments and Applicable Percentages Lender Revolving Commitment Applicable Percentage (Term Loans) Term Loan Commitment Applicable Percentage (Term Loans) Citibank, N.A. $37,500,000.00 31.250000000% 12,500,000.00 31.250000000% Wells Fargo Bank, National Association $26,250,000.00 21.875000000% $8,750,000.00 21.875000000% JPMorgan Chase Bank, N.A. $26,250,000.00 21.875000000% $8,750,000.00 21.875000000% MUFG Bank, LTD. $15,000,000.00 12.500000000% $5,000,000.00 12.500000000% HSBC Bank USA, N.A. $15,000,000.00 12.500000000% $5,000,000.00 12.500000000% Total: $120,000,000.00 100.000000000% $40,000,000 100.000000000%

#235301021 SCHEDULE 1.01(d) Existing Letters of Credit Alias L/C Issuer Current Amount Beneficiary Date NUSCGS036507 JPMorgan Chase Bank, N.A. $6,648.94 Bank of Bahrain and Kuwait B.S.C. March 10, 2021 NUSCGS015252 JPMorgan Chase Bank, N.A. $168,300.00 Employment Development Department June 11, 2018 NUSCGS045846 JPMorgan Chase Bank, N.A. $5,655.61 Bank of Bahrain and Kuwait B.S.C. March 29, 2023

#235301021 SCHEDULE 2.01 Swingline Commitments Lender Swingline Commitment Applicable Percentage (Swingline Loans) Citibank, N.A. $10,000,000.00 100.000000000% Total: $10,000,000.00 100.000000000%

#235301021 SCHEDULE 6.17 Post-Closing Matters 1. On or before the date that is five (5) Business Days after the date of this Agreement, the Company shall deliver the Pledged Equity and undated stock or transfer powers duly executed in blank in respect of the Pledged Equity of Harmonic International GmbH. 2. On or before the date that is thirty (30) days after the date of this Agreement, the Company shall deliver to the Administrative Agent evidence of the termination of that certain UCC financing statement in favor of Commerzbank AG, Luxembourg Branch, filed on November 12, 2020, with a filing number of 20207895701. 3. On or before the date that is thirty (30) days after the date of this Agreement, the Company shall deliver to Administrative Agent a lender’s loss payable endorsement for each applicable insurance policy required to be delivered to the Administrative Agent for the benefit of the Secured Parties and each other endorsement required pursuant to Section 6.07, in each case in form and substance acceptable to Administrative Agent in its sole discretion. 4. On or before the date that is thirty (30) days after the date of this Agreement, the Company shall deliver to Administrative Agent evidence of termination and release of record of (i) that certain Intellectual Property Security Agreement, dated as of March 5, 1999, in favor of Silicon Valley Bank, recorded in Reel 9935, Frame 0310 and (ii) that certain Intellectual Property Security Agreement, dated as of March 5, 1999, in favor of Silicon Valley Bank, recorded in Reel 9845, Frame 0493. 5. On or before the date that is sixty (60) days after the date of this Agreement, the Company shall use commercially reasonable efforts to cause to be executed and delivered to the Administrative Agent, a Collateral Access Agreement in respect of its headquarters location at 2590 Orchard Parkway, San Jose, Santa Clara County, CA 95134. 6. On or before the date that is ninety (90) days after the date of this Agreement, the Company shall cause Harmonic International GmbH (the “Swiss Guarantor”) (to the extent such Swiss Guarantor constitutes a Material Subsidiary) to (i) execute a Joinder Agreement, (ii) satisfy every other applicable condition in Section 4.01 (or the foreign equivalent thereof in each applicable jurisdiction), including, without limitation, clauses b, c, e, f, m, n, and q thereof, and (iii) deliver to the Administrative Agent all other documents reasonably requested or required by Administrative Agent, Lenders, or local counsel, each in form and substance acceptable to the Administrative Agent.

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT A Administrative Questionnaire [On file with Agent.]

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT B [Form of] Assignment and Assumption This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (a) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other Loan Documents in the amount[s] and equal to the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below (including, without limitation, the [Letters of Credit and the Swingline Loans] included in such facilities5) and (b) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other Loan Documents or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (a) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (a) and (b) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor. 1. Assignor[s]: 2. Assignee[s]: [for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]] 1 For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language. 2 For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language. 3 Select as appropriate. 4 Include bracketed language if there are either multiple Assignors or multiple Assignees. 5 Include all applicable subfacilities.

[Harmonic] Exhibits to Credit Agreement #234055822 3. Company: HARMONIC INC., a Delaware corporation 4. Administrative Agent: CITIBANK, N.A., as the administrative agent under the Credit Agreement 5. Credit Agreement: Credit Agreement, dated as of December 21, 2023, as amended, modified, extended, restated, replaced, or supplemented from time to time among the Company, the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders and Citibank, N.A., as Administrative Agent, L/C Issuer, and Swingline Lender 6. Assigned Interest: Assignor[s]6 Assignee[s]7 Facility Assigned8 Aggregate Amount of Commitment/ Loans for all Lenders9 Amount of Commitment/ Loans Assigned Percentage Assigned of Commitment/ Loans10 CUSIP Number $ $ % $ $ % $ $ % [7. Trade Date: __________________]11 Effective Date: __________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.] [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 6 List each Assignor, as appropriate. 7 List each Assignee, as appropriate. 8 Fill in the appropriate terminology for the types of facilities under the Credit Agreement that are being assigned under this Assignment (e.g. “Revolving Commitment”, “Term Commitment”, etc.). 9 Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date. 10 Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder. 11 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

[Harmonic] Exhibits to Credit Agreement #234055822 The terms set forth in this Assignment and Assumption are hereby agreed to: ASSIGNOR [NAME OF ASSIGNOR] By: Name: Title: ASSIGNEE [NAME OF ASSIGNEE] By: Name: Title: Consented to and Accepted: CITIBANK, N.A., as Administrative Agent By: Name: Title: [Consented to:] [HARMONIC INC.]12 By: Name: Title: 12 To be added only if the consent of the Company is required by the terms of the Credit Agreement.

[Harmonic] Exhibits to Credit Agreement #234055822 ANNEX 1 TO ASSIGNMENT AND ASSUMPTION Standard Terms and Conditions for Assignment and Assumption 1. Representations and Warranties. 1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Company, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Company, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document. 1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under the terms of the Credit Agreement (subject to such consents, if any, as may be required under the terms of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to the terms of the Credit Agreement, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender. 2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. 3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and

[Harmonic] Exhibits to Credit Agreement #234055822 Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT C [Form of] Compliance Certificate Financial Statement Date: [________], [____] TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among HARMONIC INC., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] The undersigned Responsible Officer1 hereby certifies as of the date hereof that [he/she] is the [_____________________] of the Company, and that, as such, [he/she] is authorized to execute and deliver this Certificate to the Administrative Agent on the behalf of the Company and the other Loan Parties, and that: [Use following paragraph 1 for fiscal year-end financial statements] 1. The Company has delivered the year-end audited financial statements required by Section 6.01(a) of the Credit Agreement for the fiscal year of the Company ended as of the above date, together with the report and opinion of an independent certified public accountant required by such section. [Use following paragraph 1 for fiscal quarter-end financial statements] 1. The Company has delivered the unaudited financial statements required by Section 6.01(b) of the Credit Agreement for the fiscal quarter of the Company ended as of the above date. Such Consolidated financial statements fairly present the financial condition, results of operations, shareholders’ equity and cash flows of the Company and its Subsidiaries in accordance with GAAP as at such date and for such period, subject only to normal year-end audit adjustments and the absence of footnotes. 2. The undersigned has reviewed and is familiar with the terms of the Credit Agreement and has made, or has caused to be made under [his/her] supervision, a detailed review of the transactions and condition (financial or otherwise) of the Company and its Subsidiaries during the accounting period covered by such financial statements. 3. A review of the activities of the Company and its Subsidiaries during such fiscal period has been made under the supervision of the undersigned with a view to determining whether during such fiscal period the Company and each of the other Loan Parties performed and observed all its obligations under the Loan Documents, and 1 This certificate should be from the chief executive officer or treasurer of the Company.

[Harmonic] Exhibits to Credit Agreement #234055822 [select one:] [to the best knowledge of the undersigned, during such fiscal period each of the Loan Parties performed and observed each covenant and condition of the Loan Documents applicable to it, and no Default has occurred and is continuing.] [--or—] [to the best knowledge of the undersigned, the following covenants or conditions have not been performed or observed and the following is a list of each such Default and its nature and status:] 4. The financial covenant analyses and information set forth on Schedule A attached hereto are true and accurate on and as of the date of this Certificate. 5. Schedule B attached hereto sets forth the amount of all Restricted Payments paid in cash (other than Restricted Payments permitted by Sections 7.06(d) and (f) of the Credit Agreement), Investments made pursuant to Sections 7.03(b), (c), (g) and (o) of the Credit Agreement, Dispositions made pursuant to Section 7.05(h) of the Credit Agreement, non-financed Capital Expenditures that were made during the prior fiscal year and amounts received in connection with any Extraordinary Receipts during the prior fiscal year. [Use following paragraph 6 for updated Schedules] [5. Attached hereto as Schedule(s) [1.01(c)] [5.10] [5.20(a)] [5.20(b)] [5.21(b)] [5.21(c)] [5.21(d)(i)] [5.21(d)(ii)] [5.21(e)] [5.21(f)] [and] [5.21(g)] are updated Schedule(s) [1.01(c)] [5.10] [5.20(a)] [5.20(b)] [5.21(b)] [5.21(c)] [5.21(d)(i)] [5.21(d)(ii)] [5.21(e)] [5.21(f)] [and] [5.21(g)] to the Credit Agreement required by Section 6.02(c) of the Credit Agreement.] Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Harmonic] Exhibits to Credit Agreement #234055822 HARMONIC INC., a Delaware corporation By: Name: Title:

[Harmonic] Exhibits to Credit Agreement #234055822 Schedule A Financial Statement Date: [________], [____] (“Statement Date”) A. Calculation of Consolidated EBITDA (1) The sum of the following determined on a Consolidated basis, without duplication, for Company and its Subsidiaries in accordance with GAAP: (a) Consolidated Net Income: $____________ (b) The following to the extent deducted in calculating such Consolidated Net Income (without duplication): (i) Consolidated Interest Charges (which means the sum of (a) all interest (other than interest payments in cash permitted by Section 7.15(c) of the Credit Agreement), premium payments, debt discount, fees, charges and related expenses in connection with borrowed money (including, for the avoidance of doubt, capitalized interest and all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptances and net costs under Swap Contracts in respect of interest rates, to the extent such net costs are allocable to such period in accordance with GAAP) or in connection with the deferred purchase price of assets, in each case to the extent treated as interest in accordance with GAAP, (b) all interest paid or payable with respect to discontinued operations and (c) the portion of rent expense under Capitalized Leases that is treated as interest in accordance with GAAP, in each case, of or by the Company and its Subsidiaries on a Consolidated basis for the most recently completed Measurement Period) $____________ (ii) the provision for federal, state, local and foreign income taxes payable $____________ (iii) depreciation and amortization expense $____________ (iv) non-cash charges, losses and expenses (excluding any such non- cash charges, losses or expenses to the extent there were cash charges with respect to such charges, losses and expenses in past accounting periods, and provided that if such non-cash charge, loss or expense represents an accrual or reserve for potential cash charges in future accounting periods, the cash payment in respect thereof in such future accounting periods shall be deducted from Consolidated EBITDA to such extent and excluding amortization of a prepaid cash item that was paid in a prior period), including non-cash charges, losses and expenses pursuant to any management equity plan or stock option plan or any other management or employee benefit plan or agreement or any stock subscription or shareholder agreement $____________ (v) any extraordinary, unusual or non-recurring cash expenses, costs or charges incurred during such period $____________

[Harmonic] Exhibits to Credit Agreement #234055822 (vi) (A) transition, integration, business optimization and similar fees, charges and expenses related to acquisitions and business combinations, (B) restructuring, disposed or discontinued operations or similar charges, losses and expenses, and (C) restructuring, disposed or discontinued operations or similar charges, losses and expenses related to the Video Business Sale (solely in the case of this clause (C)) in an amount not to exceed $10,000,000, and, in each case to the extent permitted under the Loan Documents $____________ (vii) (A) all fees, costs and expenses incurred or paid during such period in connection with the Loan Documents and any amendments to or waivers, modifications or consents under (including any undertaken but not completed) the Loan Documents, and (B) transaction fees, costs and expenses associated with any actual, proposed or contemplated incurrence of Indebtedness (including any amendment, modification, restructuring or refinancing thereof) permitted under Section 7.02, issuance of Equity Interests, Investment permitted under Section 7.03, Permitted Acquisition, Disposition of assets permitted under Section 7.05, Restricted Payment permitted under Section 7.06 (whether or not successful) in an aggregate amount (solely in the case of this clause (B)) not to exceed $3,000,000 during any Measurement Period $____________ (viii) the amount of expenses relating to payments made to option, phantom equity or profits interests holders of the Company in connection with, or as a result of, any distribution being made to equityholders of such Person, which payments are being made to compensate such option, phantom equity or profits interests holders as though they were equityholders at the time of, and entitled to share in, such distribution, including any cash consideration for any repurchase of equity, in each case to the extent permitted in the Loan Documents $____________ (ix) pro forma “run rate” cost-savings, cost synergies and operating expense reductions (in each case, calculated in accordance with Section 1.03(c)) resulting from Permitted Acquisitions, permitted Dispositions, mergers and other business combinations, investments, divestitures, discontinuance of activities or operations and other specified transactions, restructurings, cost savings initiatives, operational changes and other initiatives consummated during such period, solely to the extent that the Company determines in good faith that such cost-savings, cost synergies and operating expense reductions are reasonably expected to be realized based upon specifically identified and factually supportable actions taken, initiated or expected to be taken (in the good faith determination of the Company) within eighteen (18) months of the date of such Acquisitions, Dispositions, investments, divestitures, discontinuance of activities or operations and other specified transactions, restructurings, cost savings initiatives, operational changes and other initiatives $____________

[Harmonic] Exhibits to Credit Agreement #234055822 (x) expenses, charges or losses to the extent covered by insurance and actually reimbursed, or, so long as the Company has made a determination that there exists reasonable evidence that such amount will in fact be reimbursed by the insurer and such amount is (x) not denied by the applicable carrier in writing within 90 days and (y) in fact reimbursed within 180 days of the date of such evidence; provided, that if not so received within such 180-day period, such amount shall be subtracted in the subsequent calculation period $____________ (xi) proceeds from any business interruption insurance to the extent not already included in Consolidated Net Income (including any such proceeds reasonably expected to be received by Company or any of its Subsidiaries in a subsequent period and within 180 days of the underlying loss; provided, that if not so received within such 180-day period, such amount shall be subtracted in the subsequent calculation period) $____________ (xii) (A) non-cash losses, expenses, charges and accruals resulting from the application of (i) FASB ASC 805 in respect of any business combination permitted hereunder, or (ii) FASB ASC 350 regarding the impairment of goodwill, and (B) cash losses, expenses, charges and accruals with respect to earnouts resulting from the application of FASB ASC 805 in respect of the revaluation of earnout obligations $____________ (xiii) any losses, charges or expenses that are (or are expected to be within 180 days of the end of such period; provided, that if not so received within such 180-day period, such amount shall be subtracted in the subsequent calculation period) actually reimbursed or actually paid by a third party (and not a Loan Party or any of its Subsidiaries) or under indemnification or reimbursement provisions in any agreement $____________ (xiv) any loss or discount related to the sale of receivables and related assets in connection with any Permitted Non-Recourse Receivables Financing $____________ (xv) any non-cash loss, cost and/or expense attributable to the mark-to- market movement in the valuation of hedging obligations (to the extent the cash impact resulting from such loss has not been realized) or other derivative instrument pursuant to FASB ASC 815 related to derivatives and hedging $____________ (xvi) Sum of Line (b)(i) plus Line (b)(ii) plus Line (b)(iii) plus Line (b)(iv) plus Line (b)(v) plus Line (b)(vi) plus Line (b)(vii) plus Line (b)(viii) plus Line (b)(ix) plus Line (b)(x) plus Line (b)(xi) plus Line (b)(xii) plus Line (b)(xiii) plus Line (b)(xiv) plus Line (b)(xv) $____________

[Harmonic] Exhibits to Credit Agreement #234055822 (c) without duplication and to the extent reflected as a gain or otherwise included in the calculation of Consolidated Net Income for such period, non-cash gains (excluding any such non-cash gains to the extent (i) there were cash gains with respect to such gains in past accounting periods or (ii) there is a reasonable expectation that there will be cash gains with respect to such gains in future accounting periods) $____________ (2) Total of Line (1)(a) plus Line (1)(b)(vii) minus (1)(c) (Consolidated EBITDA) $____________14 B. Section 7.11(a) –Consolidated Fixed Charge Coverage Ratio (a) (i) Consolidated EBITDA (from Table A, Line (2) above) (ii) The aggregate amount of all cash Capital Expenditures (excluding the principal amount of Indebtedness (other than the Revolving Loans) incurred in connection with such expenditures) $____________ (iii) Total of Line (a)(i) minus Line (a)(ii) $____________ (b) (i) Consolidated Interest Charges to the extent paid in cash $____________ (ii) The aggregate principal amount of all regularly scheduled redemptions or regularly scheduled repurchases of outstanding debt for borrowed money or regularly scheduled principal payments (determined without giving effect to any reduction of such scheduled principal payments resulting from the application of any voluntary or optional prepayments made during such period), but excluding (x) any such payments to the extent refinanced through the incurrence of additional Indebtedness otherwise expressly permitted under Section 7.02, and (y) any such payments made as of the stated maturity date of the Convertible Notes $____________ (iii) The aggregate amount of all Restricted Payments (other than (x) any Convertible Notes Equity Repurchase Payment, (y) from and after the Notes Repayment Consummation Date, Restricted Payments permitted by Section 7.06(k), and (z) Restricted Payments permitted by Section 7.06(a)) paid in cash $____________ (iv) The aggregate amount of federal, state, local and foreign income taxes paid in cash, in each case, of or by the Company and its Subsidiaries for the most recently completed Measurement Period (v) Total of Line (b)(i) plus Line (b)(ii) plus Line (b)(iii) plus Line (b)(iv) $____________ (c) Ratio of Line (a)(iii) to Line (b)(v) ___ to 1.00 (vi) Minimum allowed 1.25 to 1.00 C. Calculation of Consolidated Funded Indebtedness 14 Provided that the aggregate amounts of all items added back in clauses (b)(v), (b)(vi)(A), (b)(vi)(B) and (b)(ix) shall not exceed 15% of Consolidated EBITDA (prior to giving effect to any adjustments or add backs) during such Measurement Period

[Harmonic] Exhibits to Credit Agreement #234055822 Means, as of any date of determination, for Company and its Subsidiaries on a Consolidated basis (without duplication), (1) The sum of: (a) the outstanding principal amount of all obligations, whether current or long- term, for borrowed money (including Obligations hereunder) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments $____________ (b) all purchase money Indebtedness $____________ (c) the amount drawn and unpaid under issued and outstanding letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments $____________ (d) all obligations in respect of the deferred purchase price of property or services (other than (x) trade accounts payable in the ordinary course of business and either not past due for more than ninety (90) days or being contested in good faith and for which adequate reserves have been provided with respect to such disputed payable, (y) accruals for payroll and other liabilities, including deferred compensation arrangements, in each case, accrued in the ordinary course of business and (z) earnouts and other contingent acquisition consideration, solely to the extent not required by GAAP to be recorded as a liability of such Person) $____________ (e) all Attributable Indebtedness (which means (a) in respect of any Capitalized Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease or similar payments under the relevant lease or other applicable agreement or instrument that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease or other agreement or instrument were accounted for as a Capitalized Lease) $____________ (f) all obligations to purchase, redeem, retire, defease or otherwise make any payment prior to the Maturity Date in respect of any Disqualified Equity Interests or any warrant, right or option to acquire such Disqualified Equity Interest, valued, in the case of a redeemable preferred interest, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends $____________ (g) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (f) above of Persons other than the Company or any Subsidiary $____________ (h) all Indebtedness of the types referred to in clauses (a) through (g) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or a Subsidiary is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Borrower or such Subsidiary $____________ (i) Total of Lines (1)(a) plus (1)(b) plus (1)(c) plus (1)(d) plus (1)(e) plus (1)(f) plus (1)(g) plus (1)(h) (Consolidated Funded Indebtedness) $____________

[Harmonic] Exhibits to Credit Agreement #234055822

[Harmonic] Exhibits to Credit Agreement #234055822 D. Section 7.11(b) –Consolidated Net Leverage Ratio (a) Consolidated Funded Indebtedness (from Table C, Line (1)(i)) (b) Unrestricted Cash (c) Consolidated EBITDA (from Table A, Line (2) above) (d) Ratio of Line (a) less Line (b) to Line (c) ___ to 1.00 (e) Maximum allowed [3.50][3.25] to 1.00

[Harmonic] Exhibits to Credit Agreement #234055822 Schedule B Financial Statement Date: [________], [____] (“Statement Date”) Section 6.02(c) (a) The amount of all Restricted Payments paid in cash (other than Restricted Payments permitted by Sections 7.06(d) and (f) of the Credit Agreement) $____________ (b) Investments made pursuant to Sections 7.03(b), (c), (g) and (o) of the Credit Agreement $____________ (c) Dispositions made pursuant to Section 7.05(h) of the Credit Agreement $____________ (d) Non-financed Capital Expenditures that were made during the prior fiscal year $____________ (e) Amounts received in connection with any Extraordinary Receipts during the prior fiscal year $____________

[Harmonic] Exhibits to Credit Agreement #234055822 [Attached updated Schedules as applicable] [Schedule [[1.01(c)] [5.10] [5.20(a)] [5.20(b)] [5.21(b)] [5.21(c)] [5.21(d)(i)] [5.21(d)(ii)] [5.21(e)] [5.21(f)] [and] [5.21(g)]] [Responsible Officers] [Insurance] [Subsidiaries, Joint Ventures, Partnerships and Other Equity Investments] [Loan Parties] [Intellectual Property] [Documents, Instrument, and Tangible Chattel Paper] [Deposit Accounts & Securities Accounts] [Electronic Chattel Paper & Letter-of-Credit Rights] [Commercial Tort Claims] [Pledged Equity Interests] [Properties] [TO BE COMPLETED BY BORROWER]

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT D [Form of] Joinder Agreement THIS JOINDER AGREEMENT (this “Agreement”), dated as of [__________], [____], is by and among [_____________________], a [______________________] (the “Subsidiary Guarantor”), Harmonic Inc., a Delaware corporation (the “Company”), and Citibank, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement, dated as of December 21, 2023 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”), by and among the Company, the Guarantors, the Designated Borrowers, the Lenders and the Administrative Agent. Capitalized terms used herein but not otherwise defined shall have the meanings provided in the Credit Agreement. The Subsidiary Guarantor is an additional Loan Party, and, consequently, the Loan Parties are required by Section 6.13 of the Credit Agreement to cause the Subsidiary Guarantor to become a “Guarantor” thereunder. Accordingly, the Subsidiary Guarantor and the Company hereby agree as follows with the Administrative Agent, for the benefit of the Secured Parties: 1. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to and a “Guarantor” under the Credit Agreement and shall have all of the obligations of a Guarantor thereunder as if it had executed the Credit Agreement and the other Loan Documents as a Guarantor. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all representations and warranties, covenants and other terms, conditions and provisions of the Credit Agreement and the other applicable Loan Documents. Without limiting the generality of the foregoing terms of this Paragraph 1, the Subsidiary Guarantor hereby guarantees, jointly and severally together with the other Guarantors, the prompt payment of the Secured Obligations in accordance with Article X of the Credit Agreement. 2. Each of the Subsidiary Guarantor and the Company hereby agree that all of the representations and warranties contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in Section 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Section 6.01(a) and (b), respectively). 3. The Subsidiary Guarantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary Guarantor will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of an “Grantor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Subsidiary Guarantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this Paragraph 2, the Subsidiary Guarantor hereby grants, pledges and collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of the Subsidiary Guarantor in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary Guarantor.

[Harmonic] Exhibits to Credit Agreement #234055822 4. The Subsidiary Guarantor acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Loan Document and Collateral Document and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement and the Collateral Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Collateral Documents) to reflect the information shown on the attached Schedule A. 5. The Company confirms that the Credit Agreement is, and upon the Subsidiary Guarantor becoming a Guarantor, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Subsidiary Guarantor becoming a Guarantor the term “Obligations,” as used in the Credit Agreement, shall include all obligations of the Subsidiary Guarantor under the Credit Agreement and under each other Loan Document. 6. Each of the Company and the Subsidiary Guarantor agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Agreement. 7. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 8. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Harmonic] Exhibits to Credit Agreement #234055822 IN WITNESS WHEREOF, each of the Company and the Subsidiary Guarantor has caused this Agreement to be duly executed by its authorized officer, and the Administrative Agent, for the benefit of the Secured Parties, has caused the same to be accepted by its authorized officer, as of the day and year first above written. SUBSIDIARY GUARANTOR: [SUBSIDIARY GUARANTOR] a [Jurisdiction and Type of Organization] By: Name: Title: COMPANY: HARMONIC INC., a Delaware corporation By: Name: Title: Acknowledged, accepted and agreed: CITIBANK, N.A., as Administrative Agent By: Name: Title:

[Harmonic] Exhibits to Credit Agreement #234055822 Schedule A Schedules to Credit Agreement and Collateral Documents [TO BE COMPLETED BY COMPANY]

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT E [Form of] Loan Notice TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] EFFECTIVE DATE: [Date1] The undersigned hereby requests the following2: Revolving Facility Indicate: Borrowing or Conversion or Continuation Indicate: Applicable Borrower Name Indicate: Requested Amount Indicate: Base Rate Loan or Term SOFR Loan [For Term SOFR Loans] Indicate: Interest Period (e.g. 1, 3 or 6 month interest period) Term Facility Indicate: Borrowing or Conversion or Continuation Indicate: Applicable Borrower Name Indicate: Requested Amount Indicate: Base Rate Loan or Term SOFR Loan [For Term SOFR Loans] Indicate: Interest Period (e.g. 1, 3 or 6 month interest period) [The Revolving Borrowing requested herein complies with the proviso to the first sentence of Section 2.01(b) of the Credit Agreement.]3 1 Note to Borrower. All requests submitted under a single Loan Notice must be effective on the same date. If multiple effective dates are needed, multiple Loan Notices will need to be prepared and signed. 2 Note to Borrower. For multiple borrowings, conversions and/or continuations for a particular facility, fill out a new row for each borrowing/conversion and/or continuation. 3 Include this sentence in the case of a Revolving Borrowing.

[Harmonic] Exhibits to Credit Agreement #234055822 The [Company][Designated Borrower] hereby represents and warrants that the conditions specified in Section 4.02 of the Credit Agreement shall be satisfied on and as of the date of the Credit Extension Date. Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Harmonic] Exhibits to Credit Agreement #234055822 HARMONIC INC., a Delaware corporation By: Name: Title: OR [APPLICABLE DESIGNATED BORROWER] By: Name: Title:

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT F [Form of] Permitted Acquisition Certificate TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] [Loan Party] intends to make an Acquisition of [______] (the “Target”). The undersigned Responsible Officer of [Loan Party], hereby certifies that: (a) The Acquisition is an acquisition of a type of business (or assets used in a type of business) permitted to be engaged in by the Company and its Subsidiaries pursuant to the terms of the Credit Agreement. (b) No Default exists or would exist after giving effect to the Acquisition. (c) After giving effect to the Acquisition on a Pro Forma Basis, (i) the Loan Parties are in Pro Forma Compliance with the Consolidated Fixed Charge Coverage Ratio set forth in Section 7.11 of the Credit Agreement and (ii) the Consolidated Net Leverage Ratio is no greater than 0.50:1.00 inside the applicable covenant set forth in Section 7.11 of the Credit Agreement (after giving effect to any step-up for such Permitted Acquisition, as set forth in Section 7.11(b) of the Credit Agreement), calculated using the same Measurement Period used to determine Pro Forma Compliance (in each case, as demonstrated on Schedule A attached hereto). (d) The Loan Parties [have complied/shall comply] with Sections 6.13 and 6.14 of the Credit Agreement, to the extent required to do so thereby. (e) Attached hereto as Schedule B is a description of the material terms of the Acquisition (including a description of the business and the form of consideration). (f) Attached hereto as Schedule C are the [audited financial statements] [management-prepared financial statements] of the Target for its two (2) most recent fiscal years and for any fiscal quarters ended within the fiscal year to date. (g) Attached hereto as Schedule D are the Consolidated projected income statements of the Company and its Subsidiaries (giving effect to the Acquisition for the four (4) fiscal quarters after the Acquisition. (h) The Acquisition is not a “hostile” acquisition and has been approved by the board of directors (or equivalent) and/or shareholders (or equivalents) of the applicable Loan Party and the Target.

[Harmonic] Exhibits to Credit Agreement #234055822 (i) The Cost of Acquisition paid by the Loan Parties and their Subsidiaries during the term of the Credit Agreement for (x) the Equity Interests of a Target that does not become a Loan Party or (y) the assets acquired that do not constitute Collateral does not exceed $20,000,000. Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Harmonic] Exhibits to Credit Agreement #234055822 HARMONIC INC., a Delaware corporation By: Name: Title:

[Harmonic] Exhibits to Credit Agreement #234055822 Schedule A Financial Covenant Calculations [TO BE COMPLETED BY THE COMPANY]

[Harmonic] Exhibits to Credit Agreement #234055822 Schedule B Description of Material Terms [TO BE COMPLETED BY THE COMPANY]

[Harmonic] Exhibits to Credit Agreement #234055822 Schedule C [Audited Financial Statements] [Management-Prepared Financial Statements] [TO BE COMPLETED BY THE COMPANY]

[Harmonic] Exhibits to Credit Agreement #234055822 Schedule D Consolidated Projected Income Statements [TO BE COMPLETED BY THE COMPANY]

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT G [Form of] Revolving Note [___________], [____] FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to [_____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Revolving Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of December 21, 2023 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Harmonic Inc., a Delaware corporation (the “Company”), the Guarantors, the Designated Borrowers, the Lenders from time to time party thereto, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. The Borrower promises to pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. Except as otherwise provided in Section 2.04(f) of the Credit Agreement with respect to Swingline Loans, all payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement. This Revolving Note is one of the Revolving Notes referred to in the Credit Agreement, and the holder is entitled to the benefits thereof. Revolving Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Revolving Note and endorse thereon the date, amount and maturity of its Revolving Loans and payments with respect thereto. The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Revolving Note. Delivery of an executed counterpart of a signature page of this Revolving Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Revolving Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Harmonic] Exhibits to Credit Agreement #234055822 HARMONIC INC., a Delaware corporation By: Name: Title: [and/or [APPLICABLE DESIGNATED BORROWER NAME], a [Jurisdiction and Type of Organization] By: Name: Title: ]

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT H [Form of] Secured Party Designation Notice TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] [Name of Cash Management Bank/Hedge Bank] (the “Secured Party”) hereby notifies you, pursuant to the terms of the Credit Agreement, that the Secured Party meets the requirements of a [Cash Management Bank] [Hedge Bank] under the terms of the Credit Agreement and is a [Cash Management Bank] [Hedge Bank] under the Credit Agreement and the other Loan Documents. Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice. A duly authorized officer of the undersigned has executed this notice as of the day and year set forth above. , as a [Cash Management Bank] [Hedge Bank] By: Name: Title:

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT I [Form of] Solvency Certificate TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] The undersigned Responsible Officer of the Company is familiar with the properties, businesses, assets and liabilities of the Loan Parties and is duly authorized to execute this certificate on behalf of the Company and the other Loan Parties. The undersigned certifies that [he][she] has made such investigation and inquiries as to the financial condition of the Loan Parties and their Subsidiaries as the undersigned deems necessary and prudent for the purpose of providing this Certificate. The undersigned acknowledges that the Administrative Agent and the Lenders are relying on the truth and accuracy of this Certificate in connection with the making of Credit Extensions and the other transactions contemplated under the Credit Agreement. The undersigned certifies that the financial information, projections and assumptions which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof. BASED ON THE FOREGOING, the undersigned certifies that, both before and after giving effect to the transactions contemplated by the Credit Agreement: (a) (x) The fair value of the property of Borrower, individually, is greater than the total amount of liabilities, including contingent liabilities, of Borrower, individually, and (y) the fair value of the property of the Loan Parties and their Subsidiaries on a Consolidated Basis, is greater than the total amount of liabilities, including contingent liabilities of the Loan Parties and their Subsidiaries on a Consolidated basis. (b) (x) The present fair salable value of the assets of Borrower, individually, is not less than the amount that will be required to pay the probable liability of Borrower, individually,, on its debts as they become absolute and matured, and (y) the present fair salable value of the assets of the Loan Parties and their Subsidiaries on a Consolidated basis, is not less than the amount that will be required to pay the probably liability of the Loan Parties and their Subsidiaries on a Consolidated basis, , on their debts as they become absolute and matured. (c) (x) Borrower, individually, does not intend to, and does not believe that it will, incur debts or liabilities beyond its individual or consolidated ability to pay such debts and liabilities as they mature, and (y) the Loan Parties and their Subsidiaries on a Consolidated basis, do not

[Harmonic] Exhibits to Credit Agreement #234055822 intend to, and do not believe that they will, incur debts or liabilities beyond their consolidated ability to pay such debts and liabilities as they mature. (d) No Loan Party is engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Loan Party’s property would constitute an unreasonably small capital. (e) (x) Borrower, individually, is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business, and (y) the Loan Parties and their Subsidiaries on a Consolidated Basis are able to pay their debt and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business. (f) The amount of contingent liabilities at any time have been computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Harmonic] Exhibits to Credit Agreement #234055822 HARMONIC INC., a Delaware corporation By: Name: Title:

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT J [Form of] Swingline Loan Notice TO: Citibank, N.A., as Administrative Agent and Swingline Lender RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] The undersigned hereby requests a Swingline Loan: 1. On [ ] (the “Credit Extension Date”) 2. In the amount of $[ ]. The Swingline Borrowing requested herein complies with the requirements of the provisos contained in Section 2.04(a) of the Credit Agreement. The Company hereby represents and warrants that the conditions specified in Section 4.02 shall be satisfied on and as of the date of the Credit Extension Date. Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice. [BORROWER NAME], a [Jurisdiction and Type of Organization] By: Name: Title:

[Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT K [Form of] Notice of Loan Prepayment TO: Citibank, N.A., as Administrative Agent and Swingline Lender RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] [The name of applicable Borrower (the Borrower”)] hereby notifies the Administrative Agent that on [_____________]1 pursuant to the terms of Section 2.05 (Prepayments) of the Credit Agreement, the Borrower intends to prepay/repay the following Loans as more specifically set forth below2: Revolving Loans Indicate: Applicable Borrower Name Indicate: Requested Amount Indicate: Base Rate Loan or Term SOFR Loan [For Term SOFR Loans] Indicate: Interest Period (e.g. 1, 3 or 6 month interest period) Term Loans Indicate: Applicable Borrower Name Indicate: Requested Amount Indicate: Base Rate Loan or Term SOFR Loan [For Term SOFR Loans] Indicate: Interest Period (e.g. 1, 3 or 6 month interest period) Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice. 1 Specify date of such prepayment. 2 Note to Borrower. Scheduled payments and advances should only be processed by auto debit, wire or to BAC’s ACH account (not check or cashier’s check). Unscheduled payments should only be received by wire or DDA transfers (not ACH or check or cashier’s check).

[Harmonic] Exhibits to Credit Agreement #234055822 REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[Harmonic] Exhibits to Credit Agreement #234055822 HARMONIC INC., a Delaware corporation By: Name: Title: [and/or [APPLICABLE DESIGNATED BORROWER NAME], a [Jurisdiction and Type of Organization] By: Name: Title: ]

JF 12/13/23 [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT L [Form of] Officer’s Certificate SECRETARY'S CERTIFICATE [_____] The undersigned, being the duly elected, qualified and acting [_____] of [_____] (the “Company”), does hereby certify, as of the date hereof, pursuant to the Credit Agreement, dated as of December 21, 2023 (the “Loan Agreement”), by and between the Company and Citibank, N.A., that the undersigned is authorized to execute this certificate on behalf of the Company, and does further certify that: Attached hereto as Exhibit A is a true and complete copy of the Certificate of [Incorporation][Formation] of the Company (the “Certificate”), certified by the Secretary of State of the State of [_____], as presently in effect on and as of the date hereof, there having been no other amendments or modifications to, or other documents effecting any further amendment or modification of, the Certificate approved by the board of directors or stockholders of the Company or filed with the Secretary of State of the State of [_____]; Attached hereto as Exhibit B is a true and complete copy of the [_____] of the Company and all amendments thereto (the “[_____]”), as presently in effect on and as of the date hereof, there having been no other amendments or modifications to, or other documents effecting any further amendment or modification of, the [_____] approved by the board of directors or stockholders of the Company; Attached hereto as Exhibit C is a true and complete copy of the resolutions duly adopted by the Company's [board of directors] (the “[Board]”) at a meeting that was duly called and noticed and at which a quorum was present and acting throughout, relating to the authorization, execution, delivery and performance of the Loan Agreement and the documents related thereto, and such resolutions are in full force and effect on and as of the date hereof and have in no way been rescinded, modified, amended or repealed; Attached hereto as Exhibit D are true and complete copies of the certificates of good standing, existence or its equivalent of the Company certified as of a recent date by the Secretary of State of the State of [_____]; The persons named on the schedule attached hereto as Exhibit E are, on and as of the date hereof, duly qualified and acting officers of the Company, each of whom is authorized to sign, on behalf of the Company, the Credit Agreement, the Notes and any other Loan Documents to which the Company is a party, and each of whom is duly elected or appointed to the office(s) set forth opposite his respective name, and the signature appearing opposite the name of each such officer is their true and genuine signature. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

[Signature Page to Secretary’s Certificate of Harmonic Inc.] [Harmonic] Exhibits to Credit Agreement #234055822 IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above. By: Name: Title: The undersigned, being the [_____]of the Company, hereby certifies that [_____] is the duly elected, qualified and acting [_____]of the Company and that the above signature is his genuine signature. IN WITNESS WHEREOF, the undersigned has executed this certificate as of the date first written above. By: Name: Title:

-1- [Harmonic] Exhibits to Credit Agreement #234055822 Exhibit A Certificate of [Incorporation][Formation]

-2- [Harmonic] Exhibits to Credit Agreement #234055822 Exhibit B [Limited Liability Company Agreement][Bylaws][Limited Partnership Agreement]

-3- [Harmonic] Exhibits to Credit Agreement #234055822 Exhibit C Resolutions Adopted by the [________]

-4- [Harmonic] Exhibits to Credit Agreement #234055822 Exhibit D Certificates of Good Standing

-5- [Harmonic] Exhibits to Credit Agreement #234055822 Exhibit E Incumbency [________] Officer’s Name Officer’s Title(s) Officer’s Signature

-1- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT M-1 [Form of] U.S. Tax Compliance Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Guarantors, the Designated Borrowers, the Lenders and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”). Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (b) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF FOREIGN LENDER] By: Name: Title: Date: [________ __], [___]

-1- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT M-2 [Form of] U.S. Tax Compliance Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Guarantors, the Designated Borrowers, the Lenders and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”). Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (b) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (c) it is not a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code, and (d) it is not a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN. By executing this certificate, the undersigned agrees that (a) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (b) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, ____

-1- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT M-3 [Form of] U.S. Tax Compliance Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Guarantors, the Designated Borrowers, the Lenders and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”). Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the participation in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such participation, (c) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code, and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (ii) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF PARTICIPANT] By: Name: Title: Date: ________ __, ____

-1- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT M-4 [Form of] U.S. Tax Compliance Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Reference is hereby made to the Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Guarantors, the Designated Borrowers, the Lenders and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”). Pursuant to the provisions of Section 3.01 of the Credit Agreement, the undersigned hereby certifies that (a) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (b) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (c) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (d) none of its direct or indirect partners/members is a ten percent shareholder of the Company within the meaning of Section 871(h)(3)(B) of the Code and (e) none of its direct or indirect partners/members is a controlled foreign corporation related to the Company as described in Section 881(c)(3)(C) of the Code. The undersigned has furnished the Administrative Agent and the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (a) an IRS Form W-8BEN or (b) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (i) if the information provided on this certificate changes, the undersigned shall promptly so inform the Company and the Administrative Agent, and (ii) the undersigned shall have at all times furnished the Company and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement. [NAME OF LENDER] By: Name: Title: Date: ________ __, ___

-2- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT N [Form of] Term Note [___________], [____] FOR VALUE RECEIVED, the undersigned (the “Borrower”), hereby promises to pay to [_____________________] or its registered assigns (the “Lender”), in accordance with the provisions of the Credit Agreement (as hereinafter defined), the principal amount of each Term Loan from time to time made by the Lender to the Borrower under that certain Credit Agreement, dated as of December 21, 2023 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement;” the terms defined therein being used herein as therein defined), among Harmonic Inc., a Delaware corporation the “Company”), the Guarantors, the Designated Borrowers from time to time party thereto, the Lenders from time to time party thereto, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer. The Borrower promises to pay interest on the unpaid principal amount of each Term Loan made by the Lender from the date of such Term Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Credit Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Credit Agreement. This Term Note is one of the Term Notes referred to in the Credit Agreement and the holder is entitled to the benefits thereof. Each Term Loan made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Term Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto. The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Term Note. Delivery of an executed counterpart of a signature page of this Term Note by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Term Note. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

-3- [Harmonic] Exhibits to Credit Agreement #234055822 [BORROWER NAME], a [Jurisdiction and Type of Organization] By: Name: Title: [and/or [APPLICABLE DESIGNATED BORROWER NAME], a [Jurisdiction and Type of Organization] By: Name: Title: ]

-4- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT O [Form of] Collateral Access Agreement Drawn by and return to: [NAME and ADDRESS] THIS LANDLORD AGREEMENT (this “Agreement”) is entered as of this [____] day of [___________], 20[__] by [______________________], a [_________________] (“Landlord”), the owner of certain real property, buildings and improvements located in [_______________], to Citibank, N.A., in its capacity as administrative agent (the “Administrative Agent”) for itself and the other lenders (the “Lenders”) providing certain credit facilities pursuant to that certain Credit Agreement, dated on or about December 21, 2023 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) by and among HARMONIC INC., a Delaware corporation (the “Company”), certain subsidiaries of the Company party thereto from time to time (each a “Designated Borrower” and together with the Company, individually and collectively as the context may require, the “Borrower”), the Guarantors the guarantors from time to time party thereto (the “Guarantors” and together with the Company and the Designated Borrowers, the “Loan Parties”), the lenders and other financial institutions from time to time party thereto, and the Administrative Agent. Recitals: A. The Lenders have agreed to provide the Company with certain loan facilities and other financial accommodations (the “Loan Facilities”) under the terms and conditions of the Credit Agreement, which Loan Facilities are guaranteed by the Guarantors. The Loan Parties have secured the repayment of the Loan Facilities and certain other obligations (collectively, defined as “Secured Obligations” in the Credit Agreement) by granting the Administrative Agent, for the ratable benefit of the Secured Parties (as defined in the Credit Agreement), a security interest in all of the Loan Parties’ personal property, whether now owned or hereafter acquired, including all proceeds of any of the foregoing (collectively, the “Collateral”). B. Whereas Landlord is the lessor under the lease described in Exhibit A attached hereto (the “Lease”) with [_________________] (the “Tenant”) as lessee pursuant to which Landlord has leased certain premises to Tenant located at [____________________] (the “Premises”). C. As a condition to extending the Loan Facilities, the Lenders and the Administrative Agent have requested that the Loan Parties obtain, and cause the Landlord to provide, a waiver and subordination, pursuant to the terms of this Agreement, of all of its rights against any of the Collateral until the Facility Termination Date (as defined in the Credit Agreement). NOW, THEREFORE, in consideration of the foregoing, and the mutual benefits accruing to the Administrative Agent and Landlord as a result of the Loan Facilities provided by the Lenders pursuant to the Credit Agreement, the sufficiency and receipt of such consideration being hereby acknowledged, the parties hereto agree as follows: 1. Landlord hereby subordinates in favor of the Administrative Agent, for the benefit of the Secured Parties, any and all rights or interests that Landlord, or its successors and assigns, may now or

-5- [Harmonic] Exhibits to Credit Agreement #234055822 hereafter have in or to the Collateral, including, without limitation, any lien, claim, charge or encumbrance of any kind or nature, arising by statute, contract, common law or otherwise. 2. Landlord hereby agrees that the liens and security interests existing in favor of the Administrative Agent, for the ratable benefit of the Secured Parties, shall be prior and superior to (a) any and all rights of distraint, levy, and execution which Landlord may now or hereafter have against the Collateral, (b) any and all liens and security interests which Landlord may now or hereafter have on and in the Collateral, and (c) any and all other rights, demands and claims of every nature whatsoever which Landlord may now or hereafter have on or against the Collateral for any reason whatsoever, including, without limitation, rent, storage charge, or similar expense, cost or sum due or to become due Landlord by Tenant under the provisions of any lease, storage agreement or otherwise, and Landlord hereby subordinates all of its foregoing rights and interests in the Collateral to the security interest of the Administrative Agent in the Collateral. Landlord deems the Collateral to be personal property, not fixtures. 3. Upon the advance written notice from the Administrative Agent that an event of default has occurred and is continuing under the Credit Agreement, Landlord agrees that the Administrative Agent or its delegates or assigns may enter upon the Premises at any time or times, during normal business hours, to inspect or remove the Collateral, or any part thereof, from the Premises, without charge, either prior to or subsequent to the termination of the Lease, provided that in any event such removal shall occur no later than forty-five (45) days after the termination of the Lease. The Administrative Agent shall repair or pay reasonable compensation to Landlord for damage, if any, to the Premises caused by the removal of the Collateral. In addition to the above removal rights, the Landlord will permit the Administrative Agent to remain on the Premises for forty-five (45) days after the Administrative Agent gives the Landlord notice of its intention to do so and to take such action as the Administrative Agent deems necessary or appropriate in order to liquidate the Collateral, provided that the Administrative Agent shall pay to the Landlord the basic rent due under the Lease pro-rated on a per diem basis determined on a 30-day month (provided, that such rent shall exclude any rent adjustments, indemnity payments or similar amounts payable under the Lease for default, holdover status or similar charges). 4. Landlord represents and warrants: (a) that it has not assigned its claims for payment, if any, nor its right to perfect or assert a lien of any kind whatsoever against Tenant’s Collateral; (b) that it has the right, power and authority to execute this Agreement; (c) that it holds legal title to the Premises; (d) that it is not aware of any breach or default by the Tenant of its obligations under the Lease with respect to the Premises; and (e) the Lease, together with all assignments, modifications, supplementations and amendments set forth in Exhibit A, represents, as of the date hereof, the entire agreement between the parties with respect to the lease of the Premises. Landlord further agrees to provide the Administrative Agent with prompt written notice in the event that Landlord sells the Premises or any portion thereof. 5. The Landlord shall send to the Administrative Agent (in the manner provided herein) a copy of any notice or statement sent to the Tenant by the Landlord asserting a default under the Lease. Such copy shall be sent to the Administrative Agent at the same time such notice or statement is sent to the Tenant. Notices shall be sent to the Administrative Agent by prepaid, registered or certified mail, addressed to the Administrative Agent at the following address, or such other address as the Administrative Agent shall designate to the Landlord in writing: Citibank, N.A., as Administrative Agent 6400 Las Colinas Blvd. Irving, TX 75039 Attn: Syndications Fax: 866-634-5642 Email: clo.cbgdlo@citi.com

-6- [Harmonic] Exhibits to Credit Agreement #234055822 6. The Landlord shall not terminate the Lease or pursue any other right or remedy under the Lease by reason of any default of the Tenant under the Lease, until the Landlord shall have given a copy of such written notice to the Administrative Agent as provided above and, in the event any such default is not cured by the Tenant within any time period provided for under the terms and conditions of the Lease, the Landlord will allow the Administrative Agent (a) thirty (30) days from the expiration of the Tenant’s cure period under the Lease within which the Administrative Agent shall have the right, but shall not be obligated, to remedy such act, omission or other default and Landlord will accept such performance by the Administrative Agent and (b) up to an additional sixty (60) days to occupy the Premises; provided that during such period of occupation the Administrative Agent shall pay to the Landlord the basic rent due under the Lease pro-rated on a per diem basis determined on a thirty (30) day month (provided that such rent shall exclude any rent adjustments, indemnity payments or similar amounts payable under the Lease for default, holdover or similar charge). The Administrative Agent shall not (a) be liable to the Landlord for any diminution in value caused by the absence of any removed Collateral or for any other matter except as specifically set forth herein or (b) have any duty or obligation to remove or dispose of any Collateral or other property left on the Premises by the Tenant. 7. The undersigned will notify all successor owners, transferees, purchasers and mortgagees of the Premises of the existence of this Agreement. The agreements contained herein may not be modified or terminated orally and shall be binding upon the successors, assigns and personal representatives of the undersigned, upon any successor owner or transferee of the Premises, and upon any purchasers, including any mortgagee, from the undersigned. 8. This Agreement shall continue in effect until the Facility Termination Date (as defined in the Credit Agreement) and any substitutions therefor, shall be binding upon the successors, assigns and transferees of Landlord, and shall inure to the benefit of the transferees of Landlord, and shall inure to the benefit of the Administrative Agent, each Secured Party and their respective successors and assigns. Landlord hereby waives notice of the Administrative Agent’s acceptance of and reliance on this Agreement. 9. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. 10. This Agreement shall be governed by, and construed and interpreted in accordance with, the law of the State of New York. All judicial proceedings brought by the Landlord, the Administrative Agent or the Tenant with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the State of New York, and, by execution and delivery of this Agreement, each of the Landlord, Administrative Agent and the Tenant accepts, for itself and in connection with its properties, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement from which no appeal has been taken or is available. 11. This Agreement represents the agreement of the Landlord, Administrative Agent and the Tenant with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Landlord, Administrative Agent and the Tenant relative to the subject matter hereof not expressly set forth or referred to herein. 12. This Agreement may not be amended, modified or waived except by a written amendment or instrument signed by each of the Landlord, the Administrative Agent and the Tenant.

-7- [Harmonic] Exhibits to Credit Agreement #234055822 13. WAIVER OF SPECIAL DAMAGES. THE LANDLORD WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT THE LANDLORD MAY HAVE TO CLAIM OR RECOVER FROM THE AGENT IN ANY LEGAL ACTION OR PROCEEDING ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES. 14. JURY WAIVER. THE LANDLORD AND THE ADMINISTRATIVE AGENT EACH HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WAIVER (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). THE LANDLORD AND THE ADMINISTRATIVE AGENT EACH (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 14. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

-8- [Harmonic] Exhibits to Credit Agreement #234055822 IN WITNESS WHEREOF, Landlord and the Administrative Agent have each caused this Agreement to be duly executed by their respective authorized representatives as of the date first above written. ____________________________, as Landlord By: Name: Title:

-9- [Harmonic] Exhibits to Credit Agreement #234055822 Acknowledged and Agreed: ________________________________, as Tenant By: Name: Title:

-10- [Harmonic] Exhibits to Credit Agreement #234055822 Acknowledged and Agreed: CITIBANK, N.A., as Administrative Agent By: Name: Title:

-1- [Harmonic] Exhibits to Credit Agreement #234055822 Exhibit A Lease [TO BE ATTACHED]

-1- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT P [Form of] Closing Date Certificate TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] The undersigned hereby certifies as of the date hereof that he is a Responsible Officer of the Borrower, and that, as such, he or she is authorized to execute and deliver this Closing Date Certificate (the “Certificate”) to the Agent on behalf of the Borrower, and that, as of the date hereof, the statements below are accurate and complete in all respects: (a) Since December 31, 2022, there has been no event or condition, either individually or in the aggregate, that has had or could reasonably be expected to have a Material Adverse Effect. (b) There does not exist any actions, suits, investigations or proceedings pending or, to the knowledge of the Loan Parties, threatened in writing in any court or before any arbitrator or Governmental Authority that could reasonably be expected to have a Material Adverse Effect. (c) Immediately after giving effect to the Credit Agreement, the other Loan Documents and all transactions contemplated by the Credit Agreement to occur on the Closing Date, (i) no Default or Event of Default exists, and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are (x) with respect to representations and warranties that contain a materiality qualification, are true and correct on and as of the date hereof and (y) with respect to representations and warranties that do not contain a materiality qualification are true and correct in all respects on and as of the date hereof. (d) Immediately after giving effect to the Credit Agreement, the other Loan Documents and all transactions contemplated by the Credit Agreement to occur on the Closing Date, each of the conditions precedent in Section 4.01 and Section 4.02 have been satisfied. Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

-1- [Harmonic] Exhibits to Credit Agreement #234055822 HARMONIC INC., a Delaware corporation By: Name: Title:

-1- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT Q [Form of] Authorization to Share Insurance Information TO: Insurance Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Grantor: [Insert Applicable Loan Party Name] (the “Grantor”) Administrative Agent: Citibank, N.A., as Administrative Agent for the Secured Parties, I.S.A.O.A., A.T.I.M.A. * (the “Administrative Agent”) 6400 Las Colinas Blvd. Irving, TX 75039 Attn: Syndications Fax: 866-634-5642 Email: clo.cbgdlo@citi.com Policy Number: [Insert Applicable Policy Number] Insurance Company/Agent: [Insert Applicable Insurance Company/Agent] (the “Insurance Agent”) Insurance Company Address: [Insert Insurance Company’s Address] Insurance Company Telephone No.: [Insert Insurance Company’s Telephone No.] Insurance Company Fax No.: [Insert Insurance Company’s Fax No.] The Grantor hereby authorizes the Insurance Agent to send evidence of all insurance to the Administrative Agent, as may be requested by the Administrative Agent, together with requested insurance policies, certificates of insurance, declarations and endorsements. Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate. * I.S.A.O.A. stands for “its successors and/or assigns.” A.T.I.M.A. stands for “as their interest may appear.”

-2- [Harmonic] Exhibits to Credit Agreement #234055822 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

-1- [Harmonic] Exhibits to Credit Agreement #234055822 [GRANTOR NAME], a [Jurisdiction and Type of Organization] By: Name: Title:

-1- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT R [Form of] Designated Borrower Request and Assumption Agreement TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] Each of [______________________] (the “Designated Borrower”) and the Company hereby confirms, represents and warrants to the Administrative Agent and the Lenders that the Designated Borrower is a Subsidiary of the Company. The documents required to be delivered to the Administrative Agent under Section 2.17 of the Credit Agreement will be furnished to the Administrative Agent in accordance with the requirements of the Credit Agreement. The parties hereto hereby confirm that, with effect from the date of the Designated Borrower Notice for the Designated Borrower, except as expressly set forth in the Credit Agreement, the Designated Borrower shall have obligations, duties and liabilities toward each of the other parties to the Credit Agreement and other Loan Documents identical to those which the Designated Borrower would have had if the Designated Borrower had been an original party to the Loan Documents as a Borrower. Effective as of the date of the Designated Borrower Notice for the Designated Borrower, the Designated Borrower hereby ratifies, and agrees to be bound by, all representations and warranties, covenants, and other terms, conditions and provisions of the Credit Agreement and the other applicable Loan Documents. The parties hereto hereby request that the Designated Borrower be entitled to receive Loans under the Credit Agreement, and understand, acknowledge and agree that neither the Designated Borrower nor the Company on its behalf shall have any right to request any Loans for its account unless and until the date five (5) Business Days after the effective date designated by the Administrative Agent in a Designated Borrower Notice delivered to the Company and the Lenders pursuant to Section 2.17 of the Credit Agreement. In connection with the foregoing, the Designated Borrower and the Company hereby agree as follows with the Administrative Agent, for the benefit of the Secured Parties: 1. The Designated Borrower hereby acknowledges, agrees and confirms that, by its execution of this Designated Borrower Request and Assumption Agreement, the Designated Borrower will be deemed to be a party to the Security Agreement, and shall have all the rights and obligations of a “Grantor” (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Designated Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the

-2- [Harmonic] Exhibits to Credit Agreement #234055822 foregoing terms of this Paragraph 1, the Designated Borrower hereby grants, pledges and collaterally assigns to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right of set off, to the extent applicable, against any and all right, title and interest of the Designated Borrower in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Designated Borrower. 2. The Designated Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto and each Collateral Document and the schedules and exhibits thereto. The information on the schedules to the Credit Agreement and the Collateral Documents are hereby supplemented (to the extent permitted under the Credit Agreement or Collateral Documents) to reflect the information shown on the attached Schedule A. 3. The Company confirms that the Credit Agreement is, and upon the Designated Borrower becoming a party thereto, shall continue to be, in full force and effect. The parties hereto confirm and agree that immediately upon the Designated Borrower becoming a Borrower, the term “Obligations,” as used in the Credit Agreement, shall include all obligations of the Designated Borrower under the Credit Agreement and under each other Loan Document. 4. Each of the Company and the Designated Borrower agrees that at any time and from time to time, upon the written request of the Administrative Agent, it will execute and deliver such further documents and do such further acts as the Administrative Agent may reasonably request in accordance with the terms and conditions of the Credit Agreement and the other Loan Documents in order to effect the purposes of this Designated Borrower Request and Assumption Agreement. This Designated Borrower Request and Assumption Agreement shall constitute a Loan Document under the Credit Agreement. The terms of Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. This Designated Borrower Request and Assumption Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

-1- [Harmonic] Exhibits to Credit Agreement #234055822 IN WITNESS WHEREOF, the parties hereto have caused this Designated Borrower Request and Assumption Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written. [DESIGNATED BORROWER] By: Name: Title: HARMONIC INC. By: Name: Title:

-1- [Harmonic] Exhibits to Credit Agreement #234055822 Schedule A Schedules to Credit Agreement and Collateral Documents [TO BE COMPLETED BY DESIGNATED BORROWER]]

-2- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT S [Form of] Designated Borrower Notice TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] The Administrative Agent hereby notifies Company and the Lenders that effective as of the date hereof [_________________________] shall be a Designated Borrower and may receive Loans for its account on the terms and conditions set forth in the Credit Agreement. This Designated Borrower Notice shall constitute a Loan Document under the Credit Agreement. Delivery of an executed counterpart of a signature page of this Certificate by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Certificate. CITIBANK, N.A., as Administrative Agent By: Name: Title:

-1- [Harmonic] Exhibits to Credit Agreement #234055822 EXHIBIT T [Form of] Letter of Credit Report TO: Citibank, N.A., as Administrative Agent RE: Credit Agreement, dated as of December 21, 2023 by and among Harmonic Inc., a Delaware corporation (the “Company”), the Designated Borrowers from time to time party thereto, the Guarantors, the Lenders, and Citibank, N.A., as Administrative Agent, Swingline Lender and L/C Issuer (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement) DATE: [Date] The undersigned, [insert name of L/C Issuer] (the “L/C Issuer”) hereby delivers this report to the Administrative Agent, pursuant to the terms of Section 2.03(s) of the Credit Agreement. The L/C Issuer plans to issue, amend, renew, increase or extend the follow Letter(s) of Credit on [insert date]. L/C No. Maximum Face Amount Current Face Amount Currency Financials or Performance SBLC Beneficiary Name Issuance Date Expiry Date Auto Renewal Date of Amendment Amount of Amendment [The L/C Issuer made a payment, with respect to L/C No. [_______], on [insert date] in the amount of [$]_____________].]

-2- [Harmonic] Exhibits to Credit Agreement #234055822 [The Borrower failed to reimburse the L/C Issuer for a payment made in the amount of [$][insert amount of such payment] pursuant to L/C No. [______] on [insert date of such failure], with respect to L/C No. [_______].] Set forth in the table below is a description of each Letter of Credit issued by the undersigned and outstanding on the date hereof. L/C No. Maximum Face Amount Current Face Amount Currency Financials or Performance SBLC Beneficiary Name Issuance Date Expiry Date Auto Renewal Date of Amendment Amount of Amendment Delivery of an executed counterpart of a signature page of this notice by fax transmission or other electronic mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this notice. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

-3- [Harmonic] Exhibits to Credit Agreement #234055822 [L/C ISSUER], as [an] L/C Issuer By: Name: Title: